EXHIBIT 99.1



                          INDEPENDENT ENGINEER'S REPORT

                            IROQUOIS PIPELINE SYSTEM
                              EASTCHESTER EXTENSION


                                 [RW BECK LOGO]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          INDEPENDENT ENGINEER'S REPORT

                            IROQUOIS PIPELINE SYSTEM
                              EASTCHESTER EXPANSION

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
INTRODUCTION.................................................................A-1

IROQUOIS PIPELINE SYSTEM PARTICIPANTS........................................A-4
     The Sponsor.............................................................A-4
     Operator................................................................A-4
     Marine Construction Contractor..........................................A-4
     Summary.................................................................A-4

THE IROQUOIS PIPELINE SYSTEM - EASTCHESTER EXTENSION ........................A-5
     Eastchester Extension Site..............................................A-5
         Gas Pipeline........................................................A-5
         Seismic Conditions..................................................A-5
         Environmental Site Conditions.......................................A-7
         Summary.............................................................A-9
     Description of the Eastchester Extension................................A-9
         Pipeline Extension Route...........................................A-10
         Line Pipe..........................................................A-11
         Valves.............................................................A-11
         Compressor Stations................................................A-11
         Pipeline Cleaning and Inspection...................................A-11
         Metering...........................................................A-12
         Control and Communication Systems..................................A-12
         Power Supply.......................................................A-12
         Corrosion Protection...............................................A-12
     Review of Technology...................................................A-12
         Induced Voltage....................................................A-12
         Stress Corrosion Cracking..........................................A-12
         Pipeline Failure Control...........................................A-13
         Summary............................................................A-13
     Pipeline Capacity......................................................A-13
     Pipeline Availability..................................................A-15
     Estimated Useful Life..................................................A-16
     Status of Permits and Approvals........................................A-16
         Air Permits........................................................A-19
         Wastewater Issues..................................................A-20
         Summary............................................................A-20
OPERATIONS AND MAINTENANCE PLAN.............................................A-20

                          INDEPENDENT ENGINEER'S REPORT

                            IROQUOIS PIPELINE SYSTEM
                              EASTCHESTER EXPANSION

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page
                                                                            ----
CONSTRUCTION OF THE EASTCHESTER EXTENSION...................................A-20
     Construction Contracts.................................................A-20
         Pipeline Construction..............................................A-20
         Compressor Station Construction....................................A-21
         Interconnection Agreement..........................................A-21
     Construction Cost......................................................A-21
     Construction Schedule..................................................A-23

PROJECTED OPERATING RESULTS.................................................A-23
     Operating Revenues.....................................................A-23
         Firm Service Agreements............................................A-23
         Tariff.............................................................A-25
         Other Revenues.....................................................A-26
     Operating Expenses.....................................................A-26
         Expansion Capital Costs............................................A-26
         Operating and Maintenance Costs....................................A-27
     Annual Debt Service....................................................A-27
     Debt Service Coverage..................................................A-28
     Sensitivity Analyses...................................................A-28
     Summary Comparison of Projected Operating Results......................A-28

PRINCIPAL CONSIDERATIONS AND ASSUMPTIONS
USED IN THE PROJECTION OF OPERATING RESULTS.................................A-29

CONCLUSIONS.................................................................A-30

EXHIBITS
     EXHIBIT A-1     Base Case Projected Operating Results..................A-33
     EXHIBIT A-2     Sensitivity A-No Expansion after Eastchester...........A-37
     EXHIBIT A-3     Sensitivity B-80% Renewal of Contracts.................A-41
     EXHIBIT A-4     Sensitivity C-90% Recovery of Expansion Costs..........A-45
     EXHIBIT A-5     Sensitivity D-Increased O&M Costs......................A-49
     EXHIBIT A-6     Sensitivity E-Increased Refiling.......................A-53

                        Copyright(C)2002 R. W. Beck, Inc.
                               All Rights Reserved

                                                                          [LOGO]
                                                                   July 31, 2002



Subject:  Independent Engineer's Report
          Iroquois Pipeline System - Eastchester Extension

Ladies and Gentlemen:

                                  INTRODUCTION

         Presented herein is a report (the "Report") of our independent review and analysis of the Eastchester Extension to the currently operating Iroquois Pipeline (the "Iroquois Pipeline System"). The Iroquois Pipeline System was developed, and is owned and sponsored, by Iroquois Gas Transmission System, L.P. ("Iroquois"). Iroquois is a partnership of ten subsidiaries of United States and Canadian energy entities. Iroquois is owned by affiliates of the following companies: 29.0 percent by TransCanada PipeLines Limited ("TransCanada") through TransCanada Iroquois Ltd.; 24.7 percent by Dominion Resources, Inc. ("Dominion") through Dominion Iroquois, Inc.; 19.4 percent by KeySpan Energy Corporation ("KeySpan") through North East Transmission Company; 12.0 percent by TransCanada through TCPL Northeast Ltd.; 4.9 percent by PG&E Generating Company ("PG&E Gen") through JMC-Iroquois, Inc.; 4.9 percent by Energy East Corporation through TEN Transmission Company; 3.3 percent by New Jersey Resources Company through NJNR Pipeline Company; 1.0 percent by KeySpan through LILCO Energy Systems, Inc.; and
0.8 percent by PG&E Gen through Iroquois Pipeline Investment, LLC.

         The primary source of natural gas supply is from the Western Canada Sedimentary Basin in Alberta, Canada through the TransCanada Canadian Mainline gas transmission system (the "TransCanada Mainline"). The Iroquois Pipeline System consists of 375 miles of 30-inch and 24-inch diameter main pipeline extending from an interconnection with the TransCanada Mainline at Waddington, New York, through Connecticut and terminating near South Commack on Long Island. The Iroquois Pipeline System also consists of three compressor stations at Croghan, Wright and Athens, New York. Figure A-1 shows the location of the Iroquois Pipeline System.

         Iroquois is constructing an extension to the Iroquois Pipeline System (the "Eastchester Extension") consisting of: (1) 36.4 miles of 24-inch diameter pipeline from Northport in Suffolk County, New York to Hunts Point in Bronx County, New York; (2) pipeline maintenance facilities including a pig launcher and mainline valve in Northport and a pig receiver, gas measurement equipment, a pressure regulator, heater and mainline valve at Hunts Point. An additional mainline valve will also be installed at the landfall at Hunts Point; (3) new compressor stations and mainline valves at Dover in Dutchess County, New York and Boonville in Oneida County, New York; and (4) modifications and installation of new equipment at the existing compressor stations in Athens, Croghan and Wright.

         The Iroquois Pipeline System began full operations on January 28, 1992 with a steady increase in throughput to 348,000,000 dekatherms ("Dth") during 2000. The increased volumes were a result of the installation of the Wright compressor station in 1993, the Croghan compressor station in 1994 and the Athens compressor station in 1998. The Eastchester Extension will provide 230,000 dekatherms ("Dth") per day of transportation service to customers in New York City. A dekatherm is equivalent to 1,000,000 British Thermal Units, or approximately

                                      A-1
--------------------------------------------------------------------------------
 1125 Seventeenth Street, Suite 1900 Denver, CO 80202-2615 Phone (303) 299-5200
                               Fax (303) 297-2811

1,000 cubic feet of natural gas. Associated with the Eastchester Extension, Firm Service Agreements totaling 140,000 Dth per day for deliveries from Waddington to Hunts Point have been executed with an additional 10,000 Dth per day delivered from Brookfield to Hunts Point.

         The Iroquois Pipeline System is operated and maintained by Iroquois Pipeline Operating Company ("IPOC"), a wholly-owned subsidiary of Iroquois. IPOC will operate all facilities associated with the Eastchester Extension.

         Iroquois is issuing $170,000,000 of __% Senior Notes Due 2027 (the "Notes"). Iroquois previously issued $200,000,000 of 8.68% Senior Notes which will become due in 2010 (the "2010 Notes"). In addition, a term loan due May 31, 2009 was provided by a group of commercial banks in the amount of $200,000,000 (the "Term Bank Debt"), of which there is currently an outstanding balance of approximately $133,200,000. Iroquois has also assumed the issuance of additional future commercial bank debt to fund other expansion projects described herein (the "Expansion Bank Loans"). Iroquois has assumed that the 2010 Notes will be refinanced upon maturity with additional debt (the "Refinancing Debt" and, collectively with the Notes, the 2010 Notes, the Term Bank Debt, and the Expansion Bank Loans, the "Debt").

         In preparing this Report, we have reviewed various agreements related to the operation of the Iroquois Pipeline System to which Iroquois, the Iroquois Pipeline System's shippers, the parties to which Iroquois is interconnected and IPOC are a party. These agreements include Firm Service Agreements, Interruptible Service Agreement and Park and Loan Service Agreement contained in the Iroquois tariff, operational balancing agreements between Iroquois and various parties, and the operating and maintenance agreement. These agreements (collectively the "Pipeline Agreements") set forth the obligations of each of the parties with respect to the operation of the Iroquois Pipeline System. We have made no determination as to the validity of the Pipeline Agreements; however, for the purposes of this Report, we have assumed the Pipeline Agreements are fully enforceable in accordance with their terms, and that all parties will comply with the provisions of their respective agreements.

         In addition, we have: (1) reviewed the Eastchester Extension and Dover and Boonville compressor station design criteria; (2) reviewed the status of permits, approvals and regulatory compliance; (3) reviewed environmental site reports; (4) reviewed the historical and anticipated levels of natural gas throughput of the Iroquois Pipeline System including the Eastchester Extension;
(5) reviewed the historical and anticipated availability of the Iroquois Pipeline System; (6) reviewed the historical and anticipated operation and maintenance expenses of the Iroquois Pipeline System including the Eastchester Extension; (7) reviewed the historical and anticipated revenues of the Iroquois Pipeline System including the Eastchester Extension; (8) conducted a site visit of Iroquois' offices at Shelton, Connecticut and sites along the 24-inch pipeline construction route. Based on our review, we have prepared a projection of revenues, expenses and debt service coverage on the Debt, which are attached as Exhibit A-1 to this Report (the "Projected Operating Results").

         Following the terrorist attacks of September 11, 2001, increased emphasis has been placed on addressing security measures for the infrastructure systems and facilities in the United States. Terrorist activities aimed at the Iroquois Pipeline System could interfere with the ability of Iroquois to generate revenues. Additionally, terrorist activities have the potential to affect organizations, other than Iroquois, that are critical to the continuing operation of the Iroquois Pipeline System. We have not conducted any independent evaluations or on-site reviews to ascertain the effectiveness of the measures Iroquois has undertaken to address the security issues.

                                   Figure A-1
                            Iroquois Pipeline System
                                 Pipeline Route

                               [GRAPHIC OMITTED]

                      IROQUOIS PIPELINE SYSTEM PARTICIPANTS

         The following is a brief description of each of the principal participants connected with the ownership, operation and maintenance of the Iroquois Pipeline System and the construction of the Eastchester Extension.

The Sponsor
-----------

         Iroquois was formed for the purpose of developing, constructing, owning and operating the Iroquois Pipeline System. Iroquois is owned by the following entities:


                                     Table 1
                         Iroquois Ownership Percentages

               TransCanada Iroquois Ltd.                       29.0%
               Dominion Iroquois, Inc.                         24.7%
               NorthEast Transmission Company                  19.4%
               TCPL Northeast Ltd.                             12.0%
               JMC-Iroquois, Inc.                               4.9%
               TEN Transmission Company                         4.9%
               NJNR Pipeline Company                            3.3%
               LILCO Energy Systems, Inc.                       1.0%
               Iroquois Pipeline Investment, LLC                0.8%
                                                              -----
                                                              100.0%

Operator
--------

         IPOC is a wholly-owned subsidiary of Iroquois and is headquartered in Shelton, Connecticut. IPOC is the agent for and operator of the Iroquois Pipeline System. The Iroquois Pipeline System was operated from 1991 until 2001 through an agreement between IPOC and Tennessee Gas Pipeline Company ("Tennessee Gas") to share operations and maintenance ("O&M") personnel and resources. The agreement with Tennessee Gas was terminated during 2001 and continuity of operations was maintained by IPOC employing a majority of the Tennessee Gas personnel responsible for the Iroquois Pipeline System.

Marine Construction Contractor
------------------------------

         Iroquois has contracted with Horizon Offshore Contractors, Inc. ("Horizon") for the construction of the marine portions of the Eastchester Extension. Horizon is based in Houston, Texas and provides marine construction services to the offshore oil and gas industry. Horizon operates a fleet of vessels used in the construction of oil and gas marine pipelines, subsea production systems and the installation and abandonment of offshore production platforms. Horizon is involved in construction projects primarily in the Gulf of Mexico and South America. Horizon operates five pipelay barges in the Gulf of Mexico, including the Gulf Horizon which will be used for the Eastchester Extension construction. The Gulf Horizon has a capacity of laying up to 42-inch pipe in up to 850 feet of water as reported by Horizon.

Summary
-------

         We are of the opinion that Iroquois has demonstrated the capability to expand the Iroquois Pipeline System to include the Eastchester Extension, Horizon has demonstrated the capability to construct the marine portions of the Eastchester Extension and IPOC has demonstrated the capability to operate the Iroquois Pipeline System.

              THE IROQUOIS PIPELINE SYSTEM - EASTCHESTER EXTENSION

Eastchester Extension Site
--------------------------

         The Eastchester Extension includes a 36.4-mile, 24-inch diameter pipeline extending from a connection with the Iroquois Pipeline System within the KeySpan facility at Northport to the Consolidated Edison Energy, Inc. ("Con Edison") gas metering station at Hunts Point in the Bronx. Permanent rights of way typically 20- to 50-feet wide have been established along the entire pipeline route. The route is mostly in the navigable waters of Long Island Sound and the East River. In addition, the Eastchester Extension includes the construction of two new compressor stations and modifications to three existing compressor stations. All five compressor stations are located on the existing Iroquois Pipeline System which runs from Waddington, New York to South Commack, New York.

     Gas Pipeline

         The 24-inch pipeline route extends from an interconnection to the existing Iroquois Pipeline near the KeySpan Northport Facility ("Northport Interconnect") on Long Island. The pipeline will be routed around the KeySpan Northport cooling water intake pond and horizontal directional drilling ("HDD") will be used to enter the Long Island Sound to avoid disruption to the beach area. The pipeline route extends on the riverbed under the Long Island Sound and the East River with bridge crossings under the Throgs Neck and Whitestone Bridges. The pipeline will return to land at Hunt's Point using HDD and will be buried below the roadway to the Con Edison Hunts Point compressor station ("Hunt's Point Interconnect").

     Seismic Conditions

         According to the December 2001 Environmental Impact Statement ("EIS") report filed with the Federal Energy Regulatory Commission ("FERC"), the Eastchester Extension is situated in an area of low seismic activity. Earthquake hazards such as faults and liquefaction are not likely to impact construction and operation of the proposed pipeline.

                                   Figure A-2
                            Iroquois Pipeline System
                      Eastchester Extension Pipeline Route

                              [GRAPHIC OMITTED]

                                   Figure A-3
                            Iroquois Pipeline System
                 Eastchester Extension Northport Interconnection

                              [GRAPHIC OMITTED]


     Environmental Site Conditions

         The Eastchester Extension includes two new compressor stations in Dover and Boonville, New York (the "Boonville and Dover Sites"), modifications to three existing compressor stations in New York (the "Croghan, Wright, and Athens Sites"), new pipeline facilities in New York (the "Hunts Point and Northport Facilities"), and temporary pipeyard storage facilities in Connecticut. With the exceptions noted, Iroquois has performed environmental site assessments ("ESAs") or environmental assessments ("EA") at the sites to determine the potential for site contamination issues to exist at these properties.

         The Northport Facilities are located in Suffolk County on Long Island's north shore, on land owned by KeySpan and the Town of Huntington. According to Iroquois, current land uses along the proposed Northport Facilities include an existing power plant, access roads, recreational uses, and a public boat launch. A mainline valve site and tool launcher are proposed at the power plant site, and the pipeline route follows existing paved and unpaved roads until reaching the beach area adjacent to Long Island Sound. We have not reviewed any ESAs for any of the Northport Facilities.

         Phenix Environmental, Inc. ("Phenix") conducted a Phase I ESA on the Croghan Site in 1995. Phenix concluded that the property had previously been used as a pine plantation, and there did not appear to be known hazardous waste sites near the site that would indirectly contaminate the property. According to Iroquois, monthly inspections of the Croghan Site conducted by their environmental services department since 1996 have not identified any environmental issues. We have not been provided with any other information regarding the environmental site conditions or potential site contamination issues at the Croghan Site.

         The Wright Site was constructed on a 2.5-acre tract of land located in 53.2-acre parcel owned by Iroquois. The 53.2-acre parcel had already housed existing natural gas transmission facilities, two Tennessee Gas Pipelines, the Iroquois Pipeline and associated interconnection facilities. Iroquois did not have an ESA performed for the Wright Site because the property had been previously owned by Iroquois. According to Iroquois, monthly inspections of the Wright Site conducted by their environmental services department since 1996 have not identified any environmental issues. We have not been provided with any other information regarding the environmental site conditions or potential site contamination issues at the Wright Site.

         A Phase I and Phase II ESA was conducted on the Athens Site by ERM-Northeast ("ERM") in 1996. According to the ESA, the Athens Site is located at an airport facility that was nearly 55 years old. The property consisted of three separate parcels, which included two hangars and an aviation fuel service area. The two hangars were built in the 1950's and 1960's. A site inspection performed by ERM revealed a small amount of miscellaneous trash, some small oil stains, and three underground fuel oil storage tanks ("USTs") at the Athens Site. The oil stains were a result of previous weed control practices at the airport. According to ERM, oil was applied to the soil around lights and markers to control weed growth. The soil appeared to be stained to a depth of three inches. The three underground storage tanks were used to store gasoline and aviation fuel. The gasoline UST had a capacity of 1,000 gallons. The two aviation fuel underground storage tanks had capacities of 2,000 gallons each. ERM conducted a soil investigation in the vicinity of the underground storage tanks. Analytical results of soil samples taken near the underground storage tanks indicated that the underground storage tanks were not leaking petroleum product into the ground. ERM also constructed four groundwater-monitoring wells to measure the impact that off-site activities may have had on the site. Groundwater samples were taken and analyzed, and the analytical results indicated that petroleum products were not present in the groundwater underlying the property. Groundwater samples were also analyzed for metals. Several of the groundwater samples had levels of arsenic, barium, chromium, and lead that exceeded state groundwater standards. ERM filtered one of the samples, and found that the levels of arsenic, barium, chromium, and lead significantly dropped. ERM concluded that the high levels of the above mentioned metals were associated with suspended solids, the samples were noted as being turbid, and that the groundwater was not impacted by high concentrations of metals. ERM recommended that the three underground storage tanks be closed, the oil stains be removed, and groundwater be monitored for one-year on a quarterly basis. Iroquois removed the underground storage tanks and the oil stains, and groundwater monitoring was conducted in four subsequent sampling events in 1998-1999. The results of the groundwater sampling did not indicate any concerns at the Athens Site. According to Iroquois, monthly inspections at the Athens Site conducted by their environmental services department since 1996 have not identified any environmental issues. We have not been provided with any other information regarding the environmental site conditions or potential site contamination issues at the Athens Site.

         The Boonville Site is the location of a new compressor station for the Eastchester Extension. International Technology Corporation ("ITC") conducted an investigation for the property, as reported in their July 1998 Phase I ESA. At the time of ITC's July 1998 site visit, the approximately 42.16-acre subject property consisted of agricultural fields and wooded areas, with the Iroquois Pipeline traversing the property's southeast side. ITC concluded "Based on observations at the time of the site and surrounding areas visit, no environmental conditions that could pose a concern for potential surface and subsurface contamination were identified." ITC recommended no further investigations. Although ITC's investigation and report were not prepared in a manner consistent with typical industry standards for similar Phase I ESAs, ITC's conclusion suggests that they were confident that the rural setting, historical site uses (agricultural), and their visual observations of the property did not indicate any significant environmental concerns regarding potential site contamination issues. We have not been provided with any information regarding the status of the site's environmental condition since issuance of ITC's July 1998 letter report. Iroquois has confirmed that no environmental issues have been identified since the date of that letter.

         The Dover Site is the location of a new compressor station for the Eastchester Extension. ENSR conducted an investigation for the property, as reported in their October 1999 Phase I ESA. At the time of ENSR's September 1999 site visit, the approximately 50-acre subject property consisted of wooded areas, a sand and gravel extraction operation, private airstrips for the property owner, and two on-site structures (a barn and chicken-coop, currently used for storage of vehicles, heavy equipment, drums, and other items). The Iroquois Pipeline and a mainline valve assembly are located on the property's south side, and commuter railroad traverses the property's east side. The property was used as a dairy farm prior to sand and gravel operations, which began in the 1970s. ENSR observed suspected asbestos-containing building materials associated with the two structures, oil-stained soils beneath heavy equipment, and an abandoned 1,000-gallon tank potentially containing fuel oil residuals. ENSR observed no evidence of on-site fuel storage, stressed vegetation, or former/current underground storage tanks on the property. According to Iroquois, that portion of the property that included the two structures was not purchased by Iroquois, and the 1000-gallon tank has been removed. It is our opinion that the October 1999 ESA performed by ENSR was conducted in a manner consistent with industry standards, using comparable industry protocols for similar studies with which we are familiar. We have not been provided with any information regarding the status of the site's environmental condition since issuance of ENSR's October 1999 report. Iroquois has confirmed that no environmental issues have been identified since the date of that letter.

         ENSR conducted a limited Phase I EA in December 2001 for the proposed transmission pipeline alignments and the proposed meter station at the Hunts Point Facilities, in the Bronx, New York. The EA consisted of a site visit and a limited review of environmental databases, historic activity maps, and certain New York State Department of Environmental Conservation ("NYSDEC") and New York City Economic Development Council ("NYCEDC") files. ENSR noted that the proposed pipeline route and the meter station site were located in areas currently and historically used for industrial purposes. ENSR's review determined that certain areas along or in the vicinity of the proposed construction areas were contaminated with organics and inorganics at levels exceeding applicable NYSDEC cleanup standards, and concluded that it was likely that the pipeline alignment and meter station site have been impacted due to historic operations. ENSR recommended that soil and/or groundwater sampling be conducted along the proposed pipeline routes and the proposed meter station location to assess the type of contaminants and their concentrations. As of the date of this report, ENSR has not gained access to the areas that need to be sampled, due to on-going/incomplete negotiations with the NYCEDC. Iroquois will be responsible for the disposal costs of contaminated soils encountered during the Hunts Point construction. Although ENSR has not obtained site access to conduct specific site investigations to estimate the costs of soil disposal, Iroquois has provided a budgetary planning estimate of $800,000 for the anticipated costs of soil disposal and other miscellaneous costs associated with contaminated soil issues at Hunts Point. The $800,000 estimate is based on Iroquois' assumption that 10 percent of the soil will be disposed as hazardous waste. Based on a worst-case scenario option that 90 percent of the soil would require disposal as hazardous waste, Iroquois estimated the potential costs could rise to approximately $2,000,000.

         With the exception of the ENSR December 2001 limited EA report in the vicinity of the Hunts Point pipeline alignment (which noted the likely contamination at the Hunts Point site), we have not reviewed any reports of previous or recent environmental investigations regarding the potential for site contamination issues at Northport or Hunts Point Facilities. Because we did not review such environmental reports for the Northport Facilities, we can offer no opinion with respect to potential site contamination issues at this site. However, we note that Iroquois is currently in negotiations with the NYCEDC for completion of a Voluntary Cleanup Agreement ("VCA") regarding the Hunts Point Facilities site. Upon completion of the VCA, we understand that Iroquois will employ ENSR to conduct a site investigation and prepare a work plan for the Hunts Point Facilities, including an estimate for certain mitigation costs.

     Summary

         Based on our review, with the exception that no ESA investigations have been conducted for the Northport Facilities, we are of the opinion that the Eastchester Extension has undergone typical environmental due diligence reviews for hazardous waste by third parties prior to construction. Environmental concerns have been identified and appropriate procedures have been established to limit Iroquois' exposure.

Description of the Eastchester Extension
----------------------------------------

         Iroquois proposes to construct a 36.4-mile-long, 24-inch diameter natural gas pipeline to convey natural gas from the Northport Interconnect to the Hunt's Point Interconnect in the Bronx, New York City. It includes 1.5 miles of pipeline on land and 34.9 miles in New York State waters. The following table summarizes the pipeline and associated equipment.


                                     Table 2
                     Eastchester Extension System Equipment

           Description                     Location                             Specifications
           -----------                     --------                             --------------
   24-inch Mainline Croghan     Northport, NY to Bronx, NY      36.4 miles, 0.532 to 0.618-inch wall thickness
   Site (Existing)              Lewis County, NY                Add one 10,709 hp Taurus 70 Turbine and
                                                                Compressor in parallel to the existing Taurus
                                                                60 Turbine and compressor (6,960 hp)
   Boonville Site (New)         Oneida County, NY               Install one 20,000 hp Cyclone Turbine and
                                                                Compressor with gas cooling
   Wright Site (Existing)       Schoharie County, NY            Replace two existing 5,650 hp Centaur 50
                                                                Turbines and Compressors (11,300 hp total)
                                                                with two new Taurus 60 Turbines (7,000 hp)
                                                                and Compressors (14,000 hp total) and add gas
                                                                cooling.
   Athens Site (Existing)       Greene County, NY               Install gas cooling downstream from the
                                                                existing 9,500 hp Taurus 70 Turbine and
                                                                Compressor.
   Dover Site (New)             Dutchess County, NY             Install one 20,000 hp Cyclone Turbine and
                                                                Compressor

         Other equipment includes mainline valves, fittings, pig launchers and receivers, cathodic protection, communications and automation equipment. The following sections describe the Eastchester Extension and its associated equipment in further detail.

     Pipeline Extension Route

         The pipeline starts at the interconnection to the existing Iroquois Pipeline System located within the KeySpan facility at the Northport Interconnect and ends at the ConEdison gas metering at the Hunts Point Interconnect in the Bronx. The route includes approximately 36 miles of 24-inch diameter pipeline in the navigable waters in Long Island Sound and the East River. This includes 0.6 miles of pipeline below the seabed at Northport via HDD and 0.85 miles of pipeline below the seabed of the East River into Hunts Point also via HDD.

         The Northport shore crossing will be HDD from the shore towards the sea. The pipeline goes underground starting at the Northport boat launch parking lot and extends approximately 3,000 feet offshore. The pipeline route extends south and in the area of Execution Rocks there are five power cable crossings. The pipeline route crosses shipping lanes to the East of City Island and Hart Island and curves south-southwest opposite the "Stepping Stones" lighthouse towards Fort Schuyler in the State University of New York Maritime College. Near the tip of Throgs Neck the route bends sharply due west before passing under the Throgs Neck Bridge.

         Within the East River, the route will be located between the northern edge of the East River navigation channel and the south boundaries of the designated anchorages (Nos. 6 and 8). The pipeline crosses under the Whitestone Bridge and makes landfall at Hunts Point (next to Food Center Drive in the Bronx). The landfall will be drilled via HDD from this location to a point within the East River. The HDD will be started approximately 400 feet from the shoreline. The drill will extend to a pre-excavated pit approximately 4,500 feet just West of Clason Point.

     Line Pipe

         The Eastchester Extension is designed to operate at a maximum operating pressure of 1,440 pounds per square inch gauge ("psig"). The summer and winter peak design criteria estimates 228.2 million standard cubic feet ("MMscf") per day and 245.5 MMscf per day, respectively, for the Eastchester Extension.

         The entire mainline pipeline is coated internally by the manufacturer with a minimum thickness of 38 microns of polyamide epoxy and externally with 18 mils (457 microns) of fusion-bonded epoxy. A concrete coating of 1.2 inch was applied to the HDD section of the pipeline leading into and out of the marine section. A concrete coating of 3.75 inches was applied to the marine segment of the pipeline. The pipeline is trenched below the seabed where possible and has 3 to 6 feet of cover. A minimum wall thickness of 0.532 inches (0.618 inches near bridge crossings) was adopted to provide superior puncture force and dent resistance. With the additional wall thickness, the pipeline is at less than 48 percent of the specified minimum yield strength at the maximum allowable operating pressure.

     Valves

         Iroquois will install mainline ball valves ("MLVs") at the Boonville and Dover Sites, the Northport Interconnect, the Hunts Point landfall and at the Hunts Point Interconnect. Each of these installations includes blowdown valves which can be utilized in the event a portion of the pipeline needs to be evacuated. According to Iroquois, the MLVs installed as part of the Eastchester Extension are similar to the MLVs on the Iroquois pipeline. The mainline valves have gas-hydraulic operators, which allow for manual, automatic and remote operation of the valve either through low-pressure shutdown, rate of pressure drop or remote control via the supervisory control and data acquisition ("SCADA") system. This design minimizes the period of time needed to close the valves in the event of an emergency.

     Compressor Stations

         The gas feeding the Eastchester Extension is fed from the Iroquois Pipeline starting in Waddington, New York. This gas passes through three existing compressor stations. As part of the Eastchester Extension, two new compressor stations are required along with modifications to the three existing stations.

         According to Iroquois, the Croghan Site currently utilizes a Taurus 60 gas turbine (nameplate rating of 6,960 hp). The Eastchester Extension will add a new compressor driven by a Taurus 70 gas turbine for a combined nameplate rating of 17,669 hp. At the Wright Site the two existing Solar Centaur 50 gas turbines (approximately 11,000 hp total) and compressors will be replaced with two new Solar Taurus 60 gas turbines and compressors for a total nameplate rating of 14,000 hp. Additionally, the site is expanded to accommodate new gas cooling after the compressors. The Athens Site will be expanded to accommodate new gas cooling.

         The Boonville and Dover Sites are new. Each station includes a new Cyclone gas turbine (20,000 hp) and compressor. The Boonville Site also includes gas coolers for cooling the gas leaving the compressors. The turbines at these two new compressor stations have a dedicated fuel gas system, including pressure regulation and inlet filters. Each station is equipped with an inlet strainer, compressed air system, uninterruptible power supply system, station and unit controls, emergency blowdown and isolation valves, compressor building, control building, unit local control building and domestic gas building. The compressor buildings come equipped with UV/IR fire detectors and combustible gas detectors.

     Pipeline Cleaning and Inspection

         The Eastchester Extension is equipped with permanent launcher and receiver barrels for the use of internal pipeline cleaning and inspection devices, known as "pigs." Pigs are used periodically to clean the pipeline and to inspect the pipeline for evidence of corrosion, denting, cracking, etc. The Eastchester Extension has one new launcher located at the Northport Facilities and one new receiver located at the project terminus at the Hunts Point Facilities.

     Metering

         A new metering station is located at the Hunts Point Interconnection with the Con Edison compressor station. The metering stations typically consist of an inlet header which directs and equalizes the flow of gas to the various meter runs, which are generally isolated by ball valves at each end of the meter run. According to Iroquois, the meter station is similar to other Iroquois meter stations and will utilize a multi transducer ultrasonic meter. The entire station is fenced and locked. The station will have gas detection, remotely monitored pressure and temperature and a remotely controlled flow control valve.

     Control and Communication Systems

         Gas control for the Eastchester Extension and Iroquois Pipeline System is located at the IPOC Gas Control facilities in Shelton, Connecticut. The pipeline operations are continuously monitored. This involves starting, stopping and control of individual compressors and adjustments of engine speed, station flow and station discharge pressure conditions. The individual compressor stations also contain a local control building where the auxiliary equipment such as an uninterruptible power supply, motor controller, station control panel and operator interface are located.

     Power Supply

         The power requirements of the Eastchester Extension are provided by commercial power sources. Additionally, the compressor stations have auxiliary power units and battery backup to power the station in the event of a commercial power failure. The Bronx Meter Station power is supplied commercially with back-up power from the customer's back-up generator.

     Corrosion Protection

         In general, the corrosion protection system for the Eastchester Extension consists of a combination of internal and external protective coatings and cathodic protection. The pipeline is coated internally with polyamide epoxy and externally with fusion bonded epoxy. The cathodic protection system consists of an on-shore portion which utilizes an impressed current system and an off-shore portion which employs Aluminum bracelet sacrificial anodes. The on-shore system test leads are checked annually and the off-shore portions are checked on a rotating seven-year interval.

Review of Technology
--------------------

         The following section describes certain technology issues related to the operation and ongoing development of the Eastchester Extension.

     Induced Voltage

         Pipelines located under or near high voltage electrical transmission lines may be impacted by induced voltage and current. This phenomenon is associated with the alternating magnetic field formed in the vicinity of overhead AC electrical transmission line. The alternating magnetic field of the electrical transmission line can create an induced voltage in nearby metallic structures, such as a natural gas pipeline. The induced voltage can create significant safety hazards during pipeline construction and operation, cause damage to pipelines and pipeline coatings and cause damage to adjoining facilities. As such, it is advisable to mitigate the effects of induced voltage by properly grounding any pipeline located near high voltage, AC electrical transmission lines. The Eastchester Extension crosses several high voltage electrical transmission lines. However, all these line crossings are underwater and buried. Under these circumstances, problems normally associated with induced voltage should not be an issue.

     Stress Corrosion Cracking

         Pipelines throughout the world have experienced failures associated with stress corrosion cracking. Over the last ten years, research has been performed on a type of stress corrosion identified in Canada referred to as "Near-neutral pH SCC." Near-neutral pH SCC is caused when dissolved carbon dioxide (in groundwater) comes in contact with a stressed steel surface of the pipeline that is not cathodically protected. All of the failures associated with Near-neutral pH SCC have been on pipelines where both the coating has failed (primarily tape coating systems) and the pipeline was not sufficiently cathodically protected. Near-neutral pH SCC does not appear to be a significant problem on pipelines in the continental United States, particularly on pipelines that do not have tape coatings and are sufficiently cathodically protected.

         The pipeline that Iroquois will install is cathodically protected and coated with a fusion-bonded epoxy coating. As a result, the coating and cathodic protection system used on the Iroquois Pipeline System should minimize the likelihood of Near-neutral pH SCC from occurring.

     Pipeline Failure Control

         Failure in natural gas pipelines can occur from fatigue, along welds, from corrosion and third party damage. The most common cause of pipeline failure is from third party damage. The second most common cause of pipeline failure is associated with corrosion. The Eastchester Extension pipeline has implemented both design and operational standards and procedures to reduce the risk of pipeline failure.

         Wall thickness with adequate notch toughness is the most important design feature of a natural gas pipeline to prevent puncture of the pipeline from third party damage. According to Iroquois, the pipeline will operate at less than 48 percent of the specified minimum yield strength when the pressure is at the maximum allowable operating pressure (1,440 psig) at the specified minimum pipe wall thickness of 0.532 inches. This safety margin increases as the wall thickness increases to a minimum of 0.618 inches for certain underwater sections including around the Throgs Neck and Whitestone bridge crossings.

         Corrosion failures are generally associated with deteriorated protective coatings on pipeline systems. The Eastchester Extension employs a dual system of fusion-bonded epoxy coatings and a concrete coating. Fusion-bonded epoxy is considered superior to other coating systems because it resists disbonding and works with cathodic protection. The concrete coating is a bendable concrete/wire mesh coating applied to the pipeline which protects the pipe from damage during transportation, construction, and service.

         Fatigue cracks are usually associated with pressure cycling resulting from normal operation of the system. Pipeline systems are generally designed to control pipeline fracture initiation. Should a fracture occur, pipelines are also designed to limit the fracture propagation. Notch toughness is a direct measure of a pipeline's ability to arrest fracture propagation. The notch toughness for the Eastchester Extension has been specified so that each joint of pipe will arrest such a fracture.

     Summary

         Based on our review, we are of the opinion that the technology utilized for the Eastchester Extension is a sound, proven method of gas transportation. The method of design, construction, and operation employed for the Eastchester Extension have been developed in accordance with standard engineering practices and generally accepted industry practices. If operated and maintained consistent with the current and historical practices for the Iroquois Pipeline System, the technology and design employed will allow the Eastchester Extension to meet the requirements of the shipper agreements we have reviewed.

Pipeline Capacity
-----------------

         As reported in Iroquois' FERC filings, as of December 2001 The Eastchester Extension is to provide 230,000 Dth per day in New York City. This gas is delivered from the supply point near the Canadian Border via the Iroquois Pipeline. To verify the capability of the Iroquois Pipeline to deliver the required gas volume to the Eastchester Extension the whole pipeline system was considered. Historical long-term firm capacity commitments are summarized below:

                                     Table 3
                         Long-Term Firm Capacity History

                                             Long-Term Firm
  Year ending            Number of        Capacity Commitments      Capacity
  December 31,      Long-Term Shippers        (Dth per Day)         Factor(1)
  ------------      ------------------        -------------         ---------

      1991                  21                     558,000               N/A
      1992                  23                     558,000             78.8%
      1993                  23                     648,000            105.6%
      1994                  25                     759,000             97.9%
      1995                  30                     846,000            102.9%
      1996                  32                     886,000             98.3%
      1997                  32                     886,000            103.1%
      1998                  34                     997,000             89.4%
      1999                  34                     997,000             94.9%
      2000                  37                   1,005,900             94.8%
      2001                  36                   1,005,900             87.1%

-------------------
(1) Capacity factor equals the total calendar year throughput volume divided by total long-term firm capacity commitments. Capacity factors may be greater than 100 percent due to firm capacity commitments changing in mid-year or because interruptible transport quantities were included in the annual throughput numbers provided by Iroquois.

         As shown in the table above, the Iroquois Pipeline System has historically run at or near full firm contracted capacity after its initial "ramp up" period during 1992. As a comparison, other interstate natural gas pipelines in the region have recently been operated at 55 percent to 80 percent of full capacity.

         In order to confirm the ability of the Iroquois Pipeline System to transport the additional natural gas volumes assumed in the Base Case Projected Operating Results, we have performed an independent hydraulic analysis of the Eastchester Extension case. We have performed our independent hydraulic analyses using the Iroquois assumptions for line pipe roughness, heat transfer parameters and natural gas characteristics. Our pressure drop calculations were performed using a "state of the art" process simulator.

         On the basis of historical operations and our independent hydraulic model, we are of the opinion that the Eastchester Extension will be capable of achieving the throughput levels assumed in the Base Case Projected Operating Results, if operated and maintained as currently proposed.

                                     Table 4
       Projected Major Capacity Increases for the Iroquois Pipeline System

   Year Beginning                 Major Expansion             Incremental Firm
     January 1,                 Project Description          Capacity (Dth/day)
     ----------                 -------------------          ------------------

        2003           Athens Power Station                         70,000
        2003           Eastchester Phase II/Brookfield              85,000
        2004           Eastern Long Island Phase I                 175,000

         The Base Case Projected Operating Results include expansion scenarios for the Athens Power Station, Eastchester Phase II/Brookfield and Eastern Long Island Phase I as identified in Table 4. Iroquois is forecasting the addition of compression and cooling facilities in addition to 1 mile of 12.75-inch pipe to supply gas to the Athens Power Station in Athens, New York. The Eastchester Phase II Project will require the addition of a new gas compression facility to deliver 85,000 Dth per day at Brookfield, Connecticut. A new compression station in Milford, Connecticut will be required to deliver 175,000 Dth per day to the Eastern Long Island Project.

Pipeline Availability
---------------------

         Iroquois has taken certain design, operations and maintenance actions in order to maintain high availability of the Iroquois Pipeline System. These actions include the use of redundant equipment, bypass piping, backup power systems and backup communications systems. The major equipment selected for the Iroquois Pipeline System is generally of standard design and is generally in common usage in pipeline projects of this type.

         Iroquois has provided the operating history of the four Iroquois Pipeline System compressors from January 1, 1996 to December 31, 2001. Availability, expressed as a percentage, is defined to be the amount of time a compressor unit is available to compress natural gas, divided by the total amount of time in a given time period. Availability is a measure of the overall reliability of a compressor. Running time, also expressed as a percentage, is defined to be the amount of time a compressor unit is actually compressing natural gas, divided by the total amount of time in a given time period. Running time is an indicator of the operating demand placed on a compressor. Table 5 summarizes the availability and running time levels achieved by each compressor since the beginning of 1996.

                                     Table 5
                        Compressor Unit Operating History

     Unit                     Measure         1996       1997       1998       1999        2000       2001
     ----                     -------         ----       ----       ----       ----        ----       ----
     Croghan              Availability       92.9%       97.1%      97.7%      96.7%      99.5%       98.3%
                          Running Time       85.2%       91.4%      97.7%      96.7%      99.3%       77.4%
     Wright Unit A1       Availability       97.6%       98.5%      95.7%      99.6%      99.2%       98.9%
                          Running Time       79.3%       93.9%      72.9%      93.4%      90.3%       62.8%
     Wright Unit A2       Availability       99.5%       98.0%      98.7%      98.9%      99.0%       99.5%
                          Running Time       84.7%       83.7%      74.3%      95.9%      51.3%       84.5%
     Athens               Availability        N/A         N/A        N/A       98.8%      99.2%       99.6%
                          Running Time        N/A         N/A        N/A       66.3%      49.9%       48.0%

         The above table shows that, in general, the availability of the Iroquois Pipeline System's compressor units can be expected to range from 97 percent to 99 percent on average. The Croghan compressor unit experienced startup and other problems attributed to manufacturer's product development problems, which required significant repairs and downtime to rectify during 1996. Based on the information provided, it appears that the initial startup problems experienced by the Croghan turbine/compressor model have been successfully resolved by the manufacturer.

         The Wright A1 unit has run reliably after the 1998 engine replacement which was completed in accordance with the manufacturer's standard overhaul schedule. The Wright A2 unit has run reliably since 1996, with only minor outages incurred during that time period.

         The Athens unit began commercial operations in late 1998 and has run reliably since installation.

         Compressor availability can vary significantly from pipeline to pipeline due to many factors. Some of the factors which can impact the ability of a compressor to attain a high level of availability include the quality of equipment employed; the quality of engineering and construction employed; the degree of backup or redundant equipment available; the expertise and dedication of the operating and maintenance personnel; the amount of money and expertise applied to preventive, predictive and corrective maintenance; the level and replenishment of spare parts; the operating demands placed upon the compressor; new technology risks and first year versus mature service. The Iroquois Pipeline System generally compares favorably to the rest of the industry regarding many of these factors. Also, because multiple compressor stations are operational, the Iroquois Pipeline System is capable of achieving high levels of throughput even when one or more compressor units are experiencing an outage.

         Iroquois has executed an Operational Balancing Agreement with Athens Generating Company, L.P. and is negotiating with ConEdison to enter into an Operational Balancing Agreement that allow Iroquois flexibility in balancing shippers' daily requests for gas with actual deliveries. As a result, Iroquois is able to use the provisions of these Operational Balancing Agreements in order to receive full payments for capacity even under circumstances where unexpected compressor or pipeline outages have occurred. Furthermore, Iroquois' FERC tariff allows Iroquois the right to interrupt deliveries for routine maintenance and to declare force majeure for events such as equipment breakage or accident, line freezeups and labor-related interruptions, among other items. As a result of the provisions of the Operational Balancing Agreements and the Iroquois tariff, Iroquois has historically been able to provide full service to shippers and to receive full payment for firm capacity from shippers since the Iroquois Pipeline System became operational.

         Based on our review, we are of the opinion that the Eastchester Extension's equipment selection and systems design, Iroquois' historical and projected pipeline maintenance schedules, historical and anticipated staffing levels and historical and projected allowance for spare parts and capital refurbishments will support the achievement of availability levels consistent with the availability levels achieved by prudent natural gas pipeline operators. Based on our review of the Operational Balancing Agreements, the FERC tariff and operating expectations, the capacity revenues are likely to be paid regardless of actual pipeline availability. As a result, it is reasonable to assume that an availability level of 100 percent will be achieved for the purposes of determining capacity revenue under the Iroquois tariff.

Estimated Useful Life
---------------------

         The Eastchester Extension has been designed in accordance with recognized codes and standards typical of natural gas transportation projects in the United States. We have reviewed the quality of equipment used for the Eastchester Extension and the historical plan for operating the Iroquois Pipeline System. Assuming that the Eastchester Extension is operated and maintained in a manner consistent with historical Iroquois practices, and all required renewals and replacements are made on a timely basis as assumed in the Projected Operating Results, we are of the opinion that the Eastchester Extension will have a useful life exceeding the term of the Notes.

Status of Permits and Approvals
-------------------------------

         The Eastchester Extension must be designed, constructed and operated in accordance with applicable federal, state and local regulations, codes, standards, guidelines, policies and laws. Iroquois has identified the key permits and approvals required for construction and operation of the Eastchester Extension. We note several of the major permits and approvals required for construction and operation of certain facilities have not yet been obtained. Table 6 provides a summary of the major permits required for the Eastchester Extension. The remainder of this section provides a brief discussion of some of the major permits.

                                     Table 6
                       Status of Key Permits and Approvals

====================================================================================================================
   Permit/Approval           Agency                     Status                              Comments
--------------------------------------------------------------------------------------------------------------------
FEDERAL
--------------------------------------------------------------------------------------------------------------------
1.  Certificate of      Federal Energy     Issued December 26, 2001.         The CPCN is subject to retain
    Public              Regulatory                                           environmental conditions that have
    Convenience and     Commission                                           been addressed in the updated
    Necessity ("CPCN")  ("FERC")                                             Eastchester Extension Project
                                                                             Implementation Plan dated March 25,
                                                                             2002.
--------------------------------------------------------------------------------------------------------------------
2.  Environmental       FERC               The Final Environmental Impact    Required to comply with requirements
    Impact Statement                       Statement, Iroquois Gas           of the National Environmental Policy
                                           Transmission System, L.P. was     Act to evaluate and minimize
                                           issued December 14, 2001.         potential impacts to environmental
                                                                             receptors from construction and
                                                                             operation of the Eastchester
                                                                             Extension.
--------------------------------------------------------------------------------------------------------------------
3.  Section 10 -        Army Corps of      Pending.  According to            The Act prohibits construction within
    River and Harbors   Engineers          Iroquois, USACE is working on     any navigable waterway of the U.S. or
    Act Approval        ("USACE")          this permit, and action is        the creation of any obstruction to
                                           anticipated by the end of         the navigable capacity of any of the
                                           August 2002.                      waters of the United States without
                                                                             specific approval of the USACE.
--------------------------------------------------------------------------------------------------------------------
4.  Section 404 -       USACE              Nationwide Permit #12 approval    Permit authorizes disturbance to
    Clean Water Act                        pending.  According to            territorial seas and wetlands
    Wetlands Approval                      Iroquois, USACE is working on     regarding discharge of dredged
                                           this permit, and action is        material along pipeline route.
                                           anticipated by the end of
                                           August 2002.
--------------------------------------------------------------------------------------------------------------------
5.  Section 7 -         U.S. Fish &        Section 7 letters for pipeline    Consultation letter regarding
    Endangered          Wildlife ("USFW")  facilities have been received     threatened and endangered species was
    Species Act                            from USFW.                        required before Iroquois could begin
    Consultation                                                             construction.
--------------------------------------------------------------------------------------------------------------------
6.  Magnuson-Stevens    National Marine    Pending.  According to            Requires consultation with NMFS for
    Act Approval        Fisheries          Iroquois, FERC's consultation     projects that may adversely affect
                        Service ("NMFS")   on this approval will be          essential fish habitat.
                                           complete by the end of August
                                           2002, coincident with the
                                           approval of the implementation
                                           plan.
--------------------------------------------------------------------------------------------------------------------
7.  Navigation Safety   U.S. Department    Iroquois is in consultation
    Permit              of Transportation  with the U.S. Coast Guard and
                                           all approvals necessary will be
                                           included in the Implementation
                                           Plan which FERC is anticipated
                                           to approve by the end of August
                                           2002.
--------------------------------------------------------------------------------------------------------------------
STATE
--------------------------------------------------------------------------------------------------------------------
8.  Air Permits         NYSDEC             Air Facility Registration         Required for an air emission source.
                                           Certificate 6-3026-00082/00002    Sets forth air emission limits,
                                           issued for Boonville Site on      monitoring, and reporting
                                           March 28, 2002.  Air Permit       requirements for the compressor
                                           6-2320-00026/00007 issued for     station turbines.
                                           Croghan Site on May 22, 2002.
                                           Air Permit 3-1326-00211/00001
                                           issued for Dover Site on May
                                           19, 2002.  Air Permit
                                           4-4350-00008/00011 issued for
                                           Wright Site on April 12, 2002.
====================================================================================================================

                                     Table 6
                       Status of Key Permits and Approvals

====================================================================================================================
   Permit/Approval           Agency                     Status                              Comments
--------------------------------------------------------------------------------------------------------------------
9    Section 401 -      NYSDEC              Permit issued by NYSDEC on       Identifies the various conditions for
     Water Quality                          March 18, 2002.                  compliance with the permit and
     Certification                                                           mitigation measures for protection of
     Permit ("WQC")                                                          state waters.  Procedures for
                                                                             discharge of hydrostatic test
                                                                             wastewaters are also included in the
                                                                             permit.
--------------------------------------------------------------------------------------------------------------------
10   Coastal Zone       New York            Application submitted February   Provides for states to define an
     Management Act     Department of       7, 2002.  According to           establish management plans form
     Approval           State("NYDOS")      Iroquois, approval was           coastal zones.
                                            received on June 17, 2002.
--------------------------------------------------------------------------------------------------------------------
11.  State Pollution    NYSDEC              SPDES permits issued April 11,   Required for stormwater management
     Discharge                              2002 for construction            during pipeline construction
     Elimination                            activities at the Northport      activities at any area that exceeds
     System ("SPDES")                       and Hunts Point Facilities;      five acres.
     General                                and Athens, Boonville,
     Stormwater                             Croghan, Dover, and Wright
     Permit for                             Sites.
     Construction
     Activities
--------------------------------------------------------------------------------------------------------------------
12.  Freshwater and     NYSDEC                                               Iroquois has confirmed that these
     Tidal Wetland                                                           permits are covered by the Section
     Permits                                                                 401 WQC.
--------------------------------------------------------------------------------------------------------------------
13.  Endangered         NYSDEC              Iroquois received concurrence    NYSDEC review of the New York Natural
     Species                                letters from NYSDEC in 1999      Heritage Program database addresses
     Consistency                            and 2000 for all sites.          this issue for all sites.
     Determination
--------------------------------------------------------------------------------------------------------------------
14.  State              NYSDEC              Not required according to        NYSDEC has determined that the Final
     Environmental                          April 4, 2001 letter from the    EIS prepared by FERC satisfies the
     Quality Act                            NYSDEC.                          State's review pursuant to SEQA.
     ("SEQA") Review
--------------------------------------------------------------------------------------------------------------------
15.  Section 106 -      NY State Office     Section 106 consultation         Required to determine the effects of
     National           of Parks,           letters received for             the Eastchester Extension on cultural
     Historic           Recreation, and     Boonville, Croghan, Dover, and   resources.  According to Iroquois,
     Preservation Act   Historic            Wright compressor stations.      all consultation letters have been
     ("NHPA") Review    Preservation                                         received.  Iroquois indicates that no
                                                                             major issues were indicated in
                                                                             conversations with State Historic
                                                                             Preservation Office.
--------------------------------------------------------------------------------------------------------------------
LOCAL
--------------------------------------------------------------------------------------------------------------------
16.  Building Permits   Various city        Iroquois has received or         According to Iroquois, no other
     and Special Use    authorities.        anticipates receiving the        Special Use Permits, Siting Approvals
     Permit                                 various building permits         or Conditional Use Permits are
                                            required by local authorities    required by county or city
                                            for construction.                authorities other than the typical
                                                                             building permits.
====================================================================================================================

                                     Table 6
                       Status of Key Permits and Approvals

====================================================================================================================
   Permit/Approval           Agency                     Status                              Comments
--------------------------------------------------------------------------------------------------------------------
17   Voluntary          New York City      Negotiations for the VCA are      The NYCEDC is requiring the VCA be
     Cleanup            Economic           incomplete, however Iroquois      completed prior to Iroquois' access
     Agreement          Development        and the NYCEDC have executed an   to the Hunts Point Facilities.
     ("VCA") and        Commission         agreement allowing Iroquois to    Approval also required for the route
     Pipeline                              complete testing and develop a    of the pipeline after making landfall
     Alignment                             remediation plan.                 at Hunts Point.
     Approval for
     Hunts Point
--------------------------------------------------------------------------------------------------------------------
18.  City               NY City            According to Iroquois, the City   Local approvals required for
     Environmental      Department of      has agreed (agreement not yet     development of the meter station site
     Quality Review     Environmental      executed) that FERC approval      in the Bronx.
                        Protection         preempts CEQR.  Iroquois has
                                           submitted an environmental
                                           assessment form to the NY City
                                           Department of Environmental
                                           Protection.
--------------------------------------------------------------------------------------------------------------------
19.  Bridge Passage     Triborough         No approval required other than   Triborough would like additional
                        Bridge and         incorporation into the            conditions imposed for pipe
                        Tunnel Authority   Implementation Plan.              installation beneath the bridges.
                                                                             Such conditions, if approved by FERC,
                                                                             would be incorporated into the
                                                                             Implementation Plan. According to
                                                                             Iroquois, the Implementation Plan
                                                                             approval by FERC is expected by the end
                                                                             of August 2002.
====================================================================================================================

     Air Permits

         Iroquois has been issued air permits to operate new compressor stations at Boonville and Dover, and air permit modifications have been issued for the existing Wright and Croghan compressor stations to operate additional compressors at these facilities. The addition of gas coolers at the Athens Site did not require an air permit modification. In most cases, the air permits establish specific emission limitations for NOx and SO2 and also set forth testing requirements, as well as monitoring, recording, recordkeeping, and reporting requirements. None of the new compressors have any operating limitations, with respect to a limit on the number of hours per year they may operate.

         The Boonville Site has been issued an Air Facility Registration Certificate by NYSDEC authorizing emissions from the 20,000 horsepower (hp), 160 MMBtu/hour simple cycle natural gas turbine. The certificate does not provide for site-specific emissions limitations, but requires the facility to operate in accordance with all applicable federal and state laws and regulations. Iroquois is required to demonstrate compliance with such laws/regulations by emissions testing with 60-180 days upon completion of installation of the turbine. The purchase agreement specifies that the gas turbine emissions shall be guaranteed to NOx emissions of less than 25 parts per million by volume ("ppmv") (15 percent oxygen) and CO emissions of less than 50 ppmv (15 percent oxygen).

         The Dover Site has been issued an Air State Facility Permit by NYSDEC authorizing emissions from the 18,000 hp, 129 MMBtu/hour simple cycle natural gas turbine. The permit limits NOx emissions to concentrations varying primarily according to heat rate input into the turbine, but having a maximum upper permit limit of 150 ppmv. The permit requires a low NOx combustor to ensure that the facility maintains minor source status. The permit also requires that emissions of opacity not exceed 20 percent, except for one six-minute period per hour, which is not to exceed 27 percent. The air permit limits SO2 emissions to 150 ppmv, and limits sulfur content of the fuel to a maximum of 0.8 percent by weight. Compliance testing requirements are outlined in the permit. The purchase agreement specifies that the gas turbine emissions shall be guaranteed to NOx emissions of less than 25 ppmv (15 percent oxygen) and CO emissions of less than 50 ppmv (15 percent oxygen).

         The existing Wright Site has been issued an Air State Facility Permit by NYSDEC authorizing emissions from two 7,000 hp, 60 MMBtu/hour simple cycle natural gas turbines. These new compressors will replace the existing 5,700 hp compressors. The permit limits NOx emissions to concentrations varying primarily according to heat rate input into the turbine, but having a maximum upper permit limit of 150 ppmv. The two units will operate with low NOx combustors. The permit also requires that emissions of opacity not exceed 20 percent, except for one six-minute period per hour, which is not to exceed 27 percent. The air permit limits SO2 emissions to 150 ppmv, and limits sulfur content of the fuel to a maximum of 0.8 percent by weight. Compliance testing requirements are outlined in the permit. The purchase agreement for the two Solar Taurus 60 turbo-compressors for the Wright site indicates that the equipment is guaranteed for NOx emission of less than 25 ppmv (15 percent oxygen) and CO emissions of 50 ppmv (15 percent oxygen).

     Wastewater Issues

         Raw water needs for the compressor stations include water for occasional plant/equipment washing and sanitary and potable water. Wash waters will be collected for off-site disposal at a licensed water treatment facility. Sanitary wastewater will be discharged to on-site septic systems at the compressor stations.

     Summary

         Based on our review of the permits and approvals supplied by Iroquois and interviews with Iroquois personnel, we are of the opinion that all of the major permits and approvals required to construct and operate the Eastchester Extension have been obtained or appropriate procedures are in place to obtain approvals from the appropriate agencies.

                         OPERATIONS AND MAINTENANCE PLAN

         The Eastchester Extension will be operated by IPOC under the Operating and Maintenance Plan which is being used for the Iroquois Pipeline System. IPOC is headquartered in Shelton, Connecticut with a staff of 40 engineering and operations personnel located in Shelton and at the compressor stations and meter stations. Iroquois has reorganized their staffing to improve efficiencies and in advance of the Eastchester Extension. One technician was added and will report to the Dover Site and an additional technician position is currently being considered.

         The Iroquois Pipeline System Operating and Maintenance Plan outlines the typical duties performed by field and office personnel and includes schedules for inspection, maintenance, calibration, monitoring and surveying activities. Additional components include an emergency response plan; health, safety and environmental plans; and a long-term inspection plan.

         Based on our review, we are of the opinion that Iroquois' existing operating programs and procedures provide an appropriate basis on which IPOC can operate and maintain the Eastchester Extension as part of the Iroquois Pipeline System. The plans and proposals for operation and maintenance of the Iroquois Pipeline System have been developed in accordance with generally accepted industry practices. IPOC's organizational structure is comparable to the organizational structures employed by the sponsors of other natural gas pipeline projects of the size of the Eastchester Extension with which we are familiar.

                    CONSTRUCTION OF THE EASTCHESTER EXTENSION

Construction Contracts
----------------------

     Pipeline Construction

         Iroquois has contracted with Horizon to construct the marine portions of the 24-inch pipeline from Northport to Hunts Point. Iroquois has not contracted for the onshore pipeline construction at Northport or Hunts Point. Construction will begin by September 3, 2002 and must be completed by April 1, 2003. The Horizon contract target price includes allowances for weather delays and the scheduled dates may be impacted by weather however, if the substantial completion date is delayed to March 31, 2003, Horizon may be considered to be in default and will be liable for all costs to complete the marine pipeline construction. Iroquois is responsible for any additional costs incurred by Horizon in attempting to meet the scheduled dates but any changes to the contract target price must be agreed to by Iroquois. Horizon will receive a variable fee above the target price which is based on the actual cost with respect to the contract target price. The variable fee is equal to $0.50 for each $1.00 that the actual cost is below the contract target price. Horizon will construct the 3,000-foot HDD from the Northport shoreline to the Long Island Seabed. The marine portion of the pipeline will extend 35 miles and will be buried by using a plow as much as possible and gravel to maintain coverage to protect and stabilize the pipeline. Three to four feet of coverage will be used in sections of the pipe in the Long Island Sound up to the Throgs Neck Bridge and five feet of coverage will be used in the East River. The pipeline route will cross two Con Edison buried electrical power cables which are estimated to be 6 feet below the seabed and four New York Power Authority ("NYPA") buried cables which are estimated to be 8 feet below the seabed. A concrete mattress will be used to separate the pipeline from the cables and the pipeline will be covered with 4 feet of crushed rock or a concrete mattress. In areas where the pipeline is within the navigation channel, the pipeline will be constructed 10 feet below the channel dredge depth.

         Contracts for the construction of the onshore portions of the gas pipeline at Northport and Hunts Point have not been submitted for bids and Iroquois plans to award the contract in September 2002.

     Compressor Station Construction

         Iroquois has contracted with FPI Mechanical, Inc. ("FPI") for cooler addition and turbocompressor upgrades at the Athens and Wright Sites. The Wright turbocompressor upgrade is complete and the cooler installations for Wright and Athens are scheduled for completion August 1 and August 15, 2002, respectively. Final completion of this work must be completed by September 6, 2002. FPI is responsible for any additional costs required to meet the scheduled dates and no delays are allowed unless caused by Iroquois. Iroquois will provide the gas cooler equipment, valves, piping, electrical and control equipment.

         Iroquois has indicated that contracts have been awarded to Cianbro Corporation for the construction of the Dover and Boonville compressor stations and Bi-Con Services, Inc. for the compressor installation at Croghan.

         We have reviewed the capital expenditure forecast for the Eastchester Extension and find the capital expenditures are within the range we would expect to find, considering the location, schedule and construction methods and practices to be used in the completion of the expansion projects.

     Interconnection Agreement

         Iroquois is currently in negotiations and has not completed an Interconnection Agreement with ConEdison for the Hunts Point Interconnect. Iroquois anticipates that the Interconnection Agreement will be executed by August 1, 2002.

Construction Cost
-----------------

         Our review of the cost of construction of the Eastchester Extension of $178,569,000 (the "Eastchester Extension Construction Cost") was based on a summary estimate titled "Iroquois 20 Item Estimate" representing construction status as of March 2002. Table 7 displays the breakdown of the construction cost estimate.

                                     Table 7
                           Construction Cost Estimate

    Budget Item Description                                           ($000)
    -----------------------                                           ------

    General Construction Contracts                                  $90,629
    Equipment and Material                                           59,187
    Engineering, Procurement and Environmental                       17,456
    Construction Management and Inspection                            5,323
    Freight                                                           5,974
                                                                   --------
         Eastchester Extension Construction Cost                   $178,569

    Land and Right of Ways                                           $5,645
    Sales Tax                                                         4,752
    Contingency                                                       8,664
    Legal and Regulatory Fee's                                        1,434
    G & A                                                             1,044
    AFUDC                                                             9,992
                                                                   --------
         Subtotal of Indirect Costs                                  31,531
                                                                   ========
    TOTAL COSTS                                                    $210,100

         Iroquois developed a budget of $90,629,299 for the general construction contracts based on a combination of bids from various sites and internal estimates. The majority of the general construction is the marine pipeline construction which is contracted to Horizon for $71,992,637 with a target contract price of $69,227,190. Contracts for the Athens and Wright Sites were awarded to FPI Mechanical for a price of $1,590,520. Estimates were used for the construction of the Boonville Site, Hunts Point and Northport onshore and HDD construction as these contracts have not been awarded. Iroquois has indicated that the $800,000 environmental cleanup estimate is included in the estimate for the Northport onshore construction.

         The equipment and materials budget of $59,187,000 includes: $28,443,000 for compressors and coolers; $25,190,589 for both onshore and offshore piping; $5,437,000 for new buildings and modifications to existing structures and $126,000 is for a SCADA system. Some of the major items that have been purchased which are included in the above amounts include the high pressure piping for the marine pipeline at a cost of $18,852,000 and $5,275,000 for the compressor at the Croghan Site; $5,317,000 for the Wright Site and $7,784,000 was awarded to Alstom for their supply at Dover. Alstom is also supplying the compressor at the Boonville Site for $9,096,000. Additionally, a budget of $5,973,530 has been allocated primarily for the freighting of pipe.

         Iroquois developed a budget of $17,456,000 for the detailed engineering and design, overall project management, right-of-way administration and procurement. This budget includes provision for the services of Stone & Webster as well as Iroquois. The budget is based on actual costs to date and the estimated cost to complete the remaining design and engineering. The budgets for construction management and field inspection and freight are based on costs to date and Iroquois estimated costs to complete the project. Iroquois developed a budget of $8,664,000 for contingency. This represents 4.8 percent of the direct project construction costs, which is comparable to the contingencies of similar projects of this size and type with which we are familiar.

         Based on our review, we are of the opinion that the estimate which serves as the basis for the Eastchester Extension Construction Cost was prepared in accordance with generally accepted engineering and estimating practices and methods. The Eastchester Extension Construction Cost is comparable to the costs of natural gas pipeline construction utilizing similar technologies with which we are familiar.

Construction Schedule
---------------------

         A summary schedule titled "Eastchester Extension Summary Schedule" representing construction status through April 30, 2002, and the detail construction schedule for Horizon were utilized for our review as described in the following paragraphs.

         The Marine/Bronx pipeline supply has been awarded and the pre dredging is scheduled to begin September 8, 2002 and reach completion on March 1, 2003. Currently, the pipeline plow is being fabricated in England and shipment to the U.S. is scheduled to start September 18, 2002 with the plow in service October 1, 2002. Installation of the compressors and cooler is scheduled from the May time period, beginning with the Wright, Athens and Boonville Sites. Efforts of all compressor and cooler installations are scheduled to complete by December 2002. Construction of the Land Pipeline and Bronx Meter is scheduled to begin late October 2002 and completed May 1, 2003.

         Based on our review, we are of the opinion that, in the absence of events such as regulatory-related delays, delivery delays, labor difficulties, unusually adverse weather conditions, force majeure events, the discovery of hazardous material or wastes not previously known, or other abnormal events that are prejudicial to normal construction and installation, the planned construction duration of approximately 12 months from construction mobilization to commercial operation of the Eastchester Extension is achievable using generally accepted construction and project management practices.

                           PROJECTED OPERATING RESULTS

         We have reviewed estimates and projections of the natural gas throughput, firm service revenues and other associated revenues, capital costs and operating costs of the Iroquois Pipeline System as made available by Iroquois. On the basis of such data, we have prepared projections of the revenues, expenses and debt service coverage ratios for the Iroquois Pipeline System.

         Revenues were derived from the sale of transportation services to various parties under the applicable tariff rates for the term of the party's agreements and any excess sales to the market. Projected tariff rates are based on the projected cost of service for the Iroquois Pipeline System, with the exception of years 2002 and 2003. Tariff rates for years 2002 and 2003 are based on the tariff rates currently filed at FERC, as a recent shipper settlement has resulted in a moratorium on rate increases on the Iroquois Pipeline System until January 1, 2004. Expenditures include operating and maintenance expenses and capital expenditures as estimated by Iroquois, interest on the 2010 Notes as reported by Iroquois, and debt service on the Notes, the Term Bank Debt, and the
Refinancing Debt, as estimated by                                              .
Certain assumptions have been made regarding the level of certain expenditures. In the event actual costs differ from the assumptions made in the Base Case Projected Operating Results, under the current regulatory environment it is expected that Iroquois will be able to recover these increased costs through rate refilings with the FERC.

         The Projected Operating Results for each year ending December 31, beginning August 1, 2002 and ending December 31, 2027, the final maturity of the Notes, are presented in Exhibit A-1 to this Report. We have also prepared a series of sensitivity cases presented as Exhibits A-2 through A-6.

Operating Revenues
------------------

     Firm Service Agreements

         Iroquois has entered into agreements with shippers to provide firm natural gas transportation services in exchange for monetary reimbursement (the "Firm Service Agreements"). The following table summarizes the Firm Service Agreements that Iroquois has entered into with various shippers. For the purposes of the Projected Operating Results, revenues are based on an annualized total contract volume of 976,491 Dth per day, using a 40 percent annualized load factor for the winter service only contracts.

                                     Table 8
       Firm Service Agreements for Iroquois Pipeline (as of July 1, 2002)

                                                                                                        MDQ
                     Customer Name                                    Expires         Zone           (Dth/Day)
                     -------------                                    -------         ----           ---------
Bay State Gas Company                                                  2012          Zone 1            28,800
Boston Gas Company                                                     2011          Zone 1            44,100
Brooklyn Navy Yard Cogen Partners, L.P.                                2016        Interzone           25,500
Brooklyn Union Gas Company                                             2012        Interzone           70,800
Brooklyn Union Gas Company                                             2011        Interzone           10,100
Central Hudson Gas & Electric Corporation                              2012        Interzone           20,200
Colonial Gas Company                                                   2011          Zone 1             6,100
Commonwealth Gas Company                                               2011          Zone 1             4,600
Connecticut Light & Power Company                                      2014          Zone 2            54,600
Connecticut Natural Gas Corporation                                    2012        Interzone           25,300
Conoco Canada LTD.                                                     2008        Interzone            5,100
Consolidated Edison Company of New York                                2011        Interzone           20,200
Dartmouth Power Associates, LTD.                                       2012          Zone 1            14,300
Duke Energy Trading & Marketing, L.L.C.                                2018          Zone 2            94,000
Duke Energy Trading & Marketing, L.L.C.                                2002(1)       Zone 2             3,300
Energy USA - TPC Corp.                                                 2002(1)     Interzone            3,300
EnergyNorth Natural Gas, Inc.                                          2011          Zone 1             4,000
Engage Energy, U.S., L.P.                                              2005        Interzone           10,100
Engage Energy, U.S., L.P.                                              2007        Interzone            9,000
Enron Capital & Trade Resources Corporation                            2006        Interzone            2,000
Essex County Gas Company                                               2011          Zone 1             2,000
KeySpan Gas East Corporation                                           2012        Interzone           65,800
Milford Power Co., LLC                                                 2010        Interzone           35,000
New Jersey Natural Gas Company                                         2012        Interzone           40,500
New York State Electric & Gas Corporation                              2011        Interzone           17,200
Niagara Mohawk Power Corporation                                       2011          Zone 1            51,600
Northern Utilities                                                     2012          Zone 1             6,600
Orchard Gas Corporation                                                2012          Zone 1            25,300
Pawtucket Power Associates                                             2012          Zone 1            13,000
PG&E Energy Trading Gas Corporation                                    2002(1)     Interzone            3,300
Progas, U.S.A., Inc.                                                   2006        Interzone           13,100
Progas, U.S.A., Inc.                                                   2007        Interzone           16,200
Selkirk Cogen Partners, L.P.                                           2012          Zone 1            21,200
Selkirk Cogen Partners, L.P.                                           2014          Zone 1            55,600
Sempra Energy Trading Services Corporation                             2005          Zone 1            24,300
Southern Connecticut Gas Company                                       2012        Interzone           35,400
St. Lawrence Gas Company, Inc.                                         2008          Zone 1             3,000
US Gen New England, Inc.                                               2012          Zone 1            60,700
Valley Gas Company                                                     2011          Zone 1             1,000
Yankee Gas Services Company                                            2012          Zone 1            59,700

TOTAL LONG-TERM FIRM
CAPACITY COMMITMENTS                                                                                1,005,900

-------------
(1) The agreements which expire in 2002 will be extended annually until terminated.

         Iroquois has also contracted during 2002 additional volumes for deliveries to the meter at the Hunts Point Facilities totaling 150,000 Dth/day. The term of these agreements is from February 1, 2003 and continuing for

10 years with annual extensions until terminated. Iroquois is marketing the additional 80,000 Dth/day of available capacity for the Eastchester Extension.

                                     Table 9
                  Eastchester Extension Firm Service Agreements

                                                                  Max Quantity   Monthly Demand            Daily
Customer Name                        Receipt / Delivery Point      (Dth/day)          Rate           Commodity Rate
-------------                        ------------------------      ---------          ----           --------------
Reliant Energy Services, Inc.      Brookfield / Hunts Point         10,000        $7.8475 / Dth        $0.002 / Dth
Reliant Energy Services, Inc.      Waddington / Hunts Point         50,000       $14.14375 / Dth       $0.005 / Dth
Consolidated Edison Energy Inc.    Waddington / Hunts Point         30,000       Maximum per RTS     Maximum per RTS
                                                                                 Tariff schedule     Tariff schedule
KeySpan Ravenswood, Inc.           Waddington / Hunts Point         60,000       Maximum per RTS     Maximum per RTS
                                                                                 Tariff schedule     Tariff schedule

TOTAL                                                              150,000

     Tariff

         Revenues for the Iroquois Pipeline System will be based on the provisions of the tariff filed with FERC. The FERC tariff includes rates for Firm Reserved Transportation Service (rate RTS); Interruptible Transportation Service (rate ITS) and Park and Loan Service (rate PAL). Service under rate schedule RTS has priority over all other transportation service provided by Iroquois. Service under rate schedule ITS is subject to the availability of capacity. Park and Loan service under rate schedule PAL is also based upon availability. Parking service consists of Iroquois' receipt of gas tendered by the shipper, the holding of that gas in the shipper's account at the point specified by the shipper and redelivery of the gas to the shipper. Loan service consists of Iroquois loaning natural gas to the shipper at the point specified by the shipper, and the shipper's redelivery of the loaned gas to Iroquois. We have reviewed sample contracts for Finn Reserved Service, Interruptible Service and Park and Loan Service as presented in the Iroquois tariff. The Base Case Projected Operating Results assume rate filings every four years for the Iroquois Pipeline System, as estimated by Iroquois.

         Iroquois' tariff rates are divided into Zone 1, Zone 2 and Interzone. Zone 1 commences at the Waddington, New York interconnection with TransCanada Mainline and extends to the Iroquois Pipeline System interconnection with Tennessee Gas at milepost 192 near Wright, New York. Zone 2 commences at milepost 192 near Wright, New York and extends to the Iroquois Pipeline interconnection with KeySpan at milepost 373 near South Commack, New York. The Eastchester Extension pipeline to the Hunts Point Facilities meter is included in Zone 2. Interzone rates apply to gas transport which originates in one zone and terminates in a second zone. A summary of the current Iroquois Pipeline System tariff rates is found in the following table:

                                    Table 10
                      Fee Description for Iroquois Pipeline

                                                         Maximum
                 Fee Description                      Rates ($/Dth)                       Comments
                 ---------------                      -------------                       --------
RTS Rates

Zone 1 Demand                                             7.5637       Monthly fee based on Maximum Input Quantity
Zone 1 Commodity                                          0.0030       Fee based on actual gas transported
Zone 2 Demand                                             6.4976       Monthly fee based on Maximum Input Quantity
Zone 2 Commodity                                          0.0024       Fee based on actual gas transported
Inter-Zone Demand                                        12.7150       Monthly fee based on Maximum Input
                                                                       Quantity
Inter-Zone Commodity                                      0.0054       Fee based on actual gas transported
Zone 1 Demand (Modified Fixed Variable)                   5.3607       Monthly fee based on Maximum Input Quantity
Zone 1 Commodity (Modified Fixed Variable)                0.1506       Fee based on actual gas transported

ITS Rates

Zone 1 Commodity                                          0.2517       Fee based on actual gas transported
Zone 2 Commodity                                          0.2160       Fee based on actual gas transported
Inter-Zone Commodity                                      0.4234       Fee based on actual gas transported
Zone 1 Commodity (Modified Fixed Variable)                0.3268       Fee based on actual gas transported
PAL Rates
Injection/Withdrawal                                      0.0020       Fee based on gas injected or withdrawn
Daily Balance                                             0.0154       Fee based on daily amount of gas parked or
                                                                       loaned

     Other Revenues

         In addition to the Firm Service Agreements discussed above, Iroquois has the opportunity to earn short-term Interruptible Service revenues during periods when interruptible capacity is available. The Base Case Projected Operating Results assume that approximately $9,390,000 of Interruptible Service revenue will be earned annually which remains constant over the evaluation period. Moreover, Iroquois assumes that approximately $840,000 of Park and Loan Service revenue and $285,000 of Deferred Asset Surcharge revenue will be earned annually, based on Iroquois' operating experience. These revenues are also held constant over the term of the Projected Operating Results. The Deferred Asset Surcharge allows Iroquois to recover costs that were incurred in excess of operating revenues during the initial startup period of the Iroquois Pipeline System. The revenues for Interruptible Service, Deferred Asset Surcharge, and Park and Loan Service make up approximately seven percent of the total projected annual revenue in the initial years of the Base Case Projected Operating Results.

Operating Expenses
------------------

     Expansion Capital Costs

         For the purpose of the Base Case Projected Operating Results, Iroquois has identified several expansion projects that are scheduled to take place over the next several years. These expansion projects are described in the "Pipeline Capacity" section of this Report. The timing, extent and capital cost associated with those Base Case expansions which require capital expenditures is summarized in as-spent dollars in Table 11.

                                    Table 11
                Capital Cost of Proposed Expansion Projects ($MM)

                  Project                        2002     2003      2004       2005      2006      2007      Total
                  -------                        ----     ----      ----       ----      ----      ----      -----

Athens Power Station                              4.2     12.8                                                17.0
Eastchester Phase II / Brookfield                 5.7     17.3                                                23.0
Eastern Long Island Phase I                               24.8       74.2                                     99.0
Total Capital Expenditures                        9.9     54.9       74.2                                    139.0

     Operating and Maintenance Costs

         Iroquois' estimated O&M costs include volumetric and per-mile components which are based on year 2002 budgeted costs and escalate annually by the rate of general inflation assumed to be 2.7 percent. Major maintenance costs are included in the O&M budget estimates. The total O&M cost of $22,145,711 for year 2002 in the Base Case Projected Operating Results is comparable to the combination of the costs historically reported for operation expense and maintenance expense reported by Iroquois to FERC. The Base Case Projected Operating Results incorporate additional O&M expenditures for each expansion plan, as estimated by Iroquois.

         Based on our review, we are of the opinion that the methodology used by Iroquois in preparing its O&M cost estimates for the Eastchester Extension and the existing Iroquois Pipeline System is reasonable. The estimate by Iroquois of its O&M costs, adjusted for regional labor rates and installed equipment, is comparable to similar costs demonstrated by other long-haul natural gas pipelines with which we are familiar.

Annual Debt Service
-------------------

         Based on information provided by Iroquois, we have included annual interest on the 2010 Notes. The amortization of the 2010 Notes consists of one principal payment on May 31, 2010. Semi-annual interest payments on the 2010 Notes have been included based on a principal amount of $200,000,000 at an interest rate of 8.68 percent per year, as reported by Iroquois. Semi-annual interest payments on the 2010 Notes is due each May 31 and November 30, as reported by Iroquois.

         Annual debt service on the Term Bank Debt due December 31, 2009 has been included based on an outstanding principal amount of $133,200,000 as of August 1, 2002. Iroquois has assumed that approximately $68,200,000 of the proceeds of the Notes will be used to pay down a portion of the Term Bank Debt on August 1, 2002. The principal amount of the Term Bank Loan is assumed to increase by $45,830,000 on January 1, 2003. Quarterly principal and interest payments on the Term Bank Debt are due each February 28, May 31, August 31 and November 30. Approximately $49,300,000 of the Term Bank Debt has been swapped into fixed rate debt at an annual interest rate of 6.82 percent. The interest rate for the floating portion of the Term Bank Debt ranges from 3.3 percent per
year in 2002 to 6.34 percent by year 2009 and beyond, as estimated by         .

         Annual debt service on the Notes has been included based on a principal amount of $170,000,000 due December 31, 2027. Principal and interest payments on the Notes will be semi-annual and are assumed to be due each June 30 and December 31. Interest on the Notes has been included at an interest rate of 6.8
percent per year, as estimated by           .

         Iroquois has assumed that, upon maturity, the 2010 Notes are refinanced with the Refinancing Debt, which is assumed to consist of 15-year amortizing debt. The interest rate of the Refinancing Debt is assumed to be 8.25 percent
per year, as estimated by         . Semi-annual principal and interest payments
on the Refinancing Debt are assumed to be due each May 31 and November 30, as
estimated by           .

         Iroquois has assumed that the Expansion Bank Loans will be issued in each year of an expansion project in a principal amount equal to the capital cost of the expansion project. Annual principal and interest payments on the Expansion Bank Loans have been assumed to be due each December
31. Interest has been included at an assumed interest rate of 6.80 percent per
year, as estimated by           . Amortization of the Expansion Bank Loans has
been assumed based upon a schedule developed by         , which varies according
to the percentage of outstanding debt. The Expansion Bank Loans are assumed to be repaid before the final maturity of the Refinancing Debt.

Debt Service Coverage
---------------------

         On the basis of our studies, analysis, and review of the Iroquois Pipeline System and the assumptions set forth in this Report, we are of the opinion that, for the Base Case Projected Operating Results, the projected revenues from the sale of pipeline capacity and ancillary services will be adequate to pay annual operating and maintenance expenses and provide an annual debt service coverage on the Debt of at least 1.66 times the annual debt service requirement in each full calendar year during the term of the Notes and a weighted average coverage on the Debt of 2.22 times the annual debt service requirement over the term of the Notes. There is insufficient cash available after the payment of debt service to repay the entire principal due on the 2010 Notes issued in May 2000 when they mature in 2010; therefore, Iroquois has assumed that the 2010 Notes issued in May 2000 will be refinanced upon maturity. The weighted average coverage has been calculated as the total net operating revenues over the term of the Notes divided by the total debt service on the Debt over the term of the Notes. Annual debt service coverages for the term of the Notes are presented in Exhibit A-1.

Sensitivity Analyses
--------------------

         Due to uncertainties necessarily inherent in relying on assumptions and projections, it should be anticipated that certain circumstances and events may differ from those assumed and described herein, causing actual results to differ from the Base Case Projected Operating Results. In order to demonstrate the impact of certain circumstances on the Base Case Projected Operating Results, certain sensitivity analyses have been developed. It should be noted that other examples could have been considered, and those presented here are not intended to reflect the full extent of possible impacts on Iroquois. The sensitivity cases are not presented in any particular order with regard to the likelihood of any case actually occurring. In addition, no assurance can be given that all relevant sensitivity cases have been presented, or that each sensitivity is of the appropriate level.

         The sensitivity analyses present the Projected Operating Results assuming, respectively: (a) no expansion of pipeline capacity (after the Eastchester Extension); (b) a 20 percent non-renewal of expiring firm service commitments after each contract expires with no reduction in expansion contracts; (c) recovery of expansion construction costs of 90 percent; (d) increased O&M costs by 10 percent, with recoverable portions of the increased O&M cost unrecovered until the year 2008 rate case; and (e) rate refilings every three years. The sensitivity analyses are presented as Exhibits A-2 through A-6 to this Report.

Summary Comparison of Projected Operating Results
-------------------------------------------------

         The estimated debt service coverages for the Base Case Projected Operating Results and each sensitivity case are presented in the following table. Debt service coverages for each year for all cases are included in Exhibits A-1 through A-6.

                                    Table 12
                       Projected Debt Service Coverage(1)

                    Base Case                                     Sensitivity Cases
                                       A                B                 C                  D               E
                                       -                -                 -                  -               -

                                  No expansion
                                     after         80% Renewal     90% Recovery of    Increased O&M      Increased
      Year                        Eastchester     of Contracts     Expansion Costs         Costs          Refiling
      ----                        -----------     ------------     ---------------         -----          --------

     2002(2)            1.61          1.61              1.61             1.61               1.55             1.61
     2003               1.94          1.91              1.94             1.94               1.87             1.94
     2004               1.85          1.83              1.85             1.80               1.77             1.85
     2005               1.74          1.86              1.74             1.69               1.67             1.74
     2006               1.73          1.86              1.73             1.68               1.65             1.73
     2010               1.88          1.57              1.82             1.79               1.83             1.75
     2015               2.28          1.92              1.86             2.16               2.22             2.26
     2020               2.44          2.02              1.81             2.35               2.36             2.63
     2025               5.32          4.46              3.32             5.05               5.10             5.26

Minimum (3)             1.61          1.57              1.61             1.61               1.55             1.61
Average (4)             2.22          1.94              1.90             2.13               2.14             2.22

-------------------------
(1)      Interest coverages beyond 2010 assume the refinancing of the 2010 Notes
         at the interest rate estimated by               .
(2)      Debt service coverage ratio for 2002 is for a partial year beginning
         August l.
(3)      Represents minimum coverage during any year over the term of the Notes.
(4)      Represents the weighted average coverage over the term of the Notes.

                    PRINCIPAL CONSIDERATIONS AND ASSUMPTIONS
                   USED IN THE PROJECTION OF OPERATING RESULTS

         In the preparation of this Report and the opinions that follow, we have made certain assumptions with respect to conditions which may exist or events which may occur in the future. While we believe these assumptions to be reasonable for the purpose of this Report, they are dependent upon future events, and actual conditions may differ from those assumed. In addition, we have used and relied upon certain information provided to us by sources which we believe to be reliable. While we believe the use of such information and assumptions to be reasonable for the purposes of our Report, we offer no other assurances with respect thereto and some assumptions may vary significantly due to unanticipated events and circumstances. To the extent that actual future conditions differ from those assumed herein or provided to us by others, the actual results will vary from those projected herein. This Report summarizes our work up to the date of the Report. Thus, changed conditions occurring or becoming known after such date could affect the material presented to the extent of such changes.

         The principal considerations and assumptions made by us in developing the Base Case Projected Operating Results and the principal information provided to us by others include the following:

                  1. As Independent Engineer, we have not determined the validity and enforceability of any contract, agreement, rule or regulation applicable to Iroquois and its operations. However, for purposes of this Report, we have assumed that all such contracts, agreements, rules and regulations will be fully enforceable in accordance with their terms.

                  2. IPOC will employ qualified and competent personnel who will properly operate and maintain the equipment in accordance with the manufacturers' recommendations and prudent pipeline practice, will make all required renewals and replacements in a timely manner and will not operate the equipment beyond the manufacturers' recommended maximum ratings.

                  3. Any changes in required licenses, permits and approvals will not require changes in design or operation resulting in significant increases in the cost of service of the Iroquois Pipeline System.

                  4. There will be sufficient natural gas reserves to supply the Iroquois Pipeline System at the throughput volumes and contract capacities assumed in the Base Case Projected Operating Results for the term of the Debt.

                  5. Firm capacity commitments, interruptible revenues and park and loan service revenues will be as estimated by Iroquois.

                  6. The throughput volumes and contract capacities will be consistent with the throughput schedule provided by Iroquois, which includes construction of the expansion projects.

                  7. Iroquois will receive revenue based on a pipeline availability factor of 100 percent for all years of the term of the Debt.

                  8. Pipeline tariffs were calculated using cost of service assumptions and methodologies provided by Iroquois.

                  9. The operating and maintenance expenses will be as estimated by Iroquois and will increase at the rate of general inflation for the U.S., as appropriate.

                  10. There will be no material increase or decrease in the expansion project construction costs beyond the levels estimated by Iroquois.

                  11. The general rate of inflation in the United States will increase at a rate of 2.7 percent per year.

                  12. The principal amount of the Notes will be $170,000,000 and it will be issued on August 1, 2002. The remaining principal amount of the Term Bank Debt will be approximately $133,200,000 on August 1, 2002. Iroquois has assumed that approximately $68,200,000 of the proceeds of the Notes will be used to pay down a portion of the Term Bank Debt on August 1, 2002. The principal amount of the Term Bank Loan is assumed to increase by $45,830,000 on January 1, 2003. The Refinancing Debt of $200,000,000 will be issued on May 31, 2010, as
         estimated by                 .

                  13. The annual interest rate will be 6.80 percent on the Notes
         and the Expansion Bank Loans, as estimated by            . The annual
         interest rate will be 8.25 percent on the Refinancing Debt, as
         estimated by           . The annual interest rate for the floating
         portion of the Term Bank Debt will range from 3.3 percent per year in
         2002 to 6.34 percent by year 2009 and beyond, as estimated by        .

                  14. The amortization schedule of the Notes, the Refinancing
         Debt, and the Expansion Bank Loans will be as estimated by          .
         The amortization schedule for the Term Bank Debt will be as provided by
                           .

                                   CONCLUSIONS

         Set forth below are the principal opinions we have reached after our review of the Eastchester Extension of the Iroquois Pipeline System. For a complete understanding of the estimates, assumptions, and calculations upon which these opinions are based, the Report should be read in its entirety. On the basis of our review and analyses of the Iroquois Pipeline System and the assumptions set forth in this Report, we are of the opinion that:

                  1. Iroquois has demonstrated the capability to expand the Iroquois Pipeline System to include the Eastchester Extension, Horizon has demonstrated the capability to construct the marine portions of the Eastchester Extension and IPOC has demonstrated the capability to operate the Iroquois Pipeline System.

                  2. The Eastchester Extension has undergone typical environmental due diligence reviews for hazardous waste by third parties prior to construction. Environmental concerns have been identified and appropriate procedures have been established to limit Iroquois' exposure.

                  3. The technology utilized for the Eastchester Extension is a sound, proven method of gas transportation. The method of design, construction, and operation employed for the Eastchester Extension have been developed in accordance with standard engineering practices and generally accepted industry practices. If operated and maintained consistent with the current and historical practices for the Iroquois Pipeline System, the technology and design employed will allow the Eastchester Extension to meet the requirements of the shipper agreements we have reviewed.

                  4. On the basis of historical operations and our independent hydraulic model, the Eastchester Extension will be capable of achieving the throughput levels assumed in the Base Case Projected Operating Results, if operated and maintained as currently proposed.

                  5. The Eastchester Extension's equipment selection and systems design, Iroquois' historical and projected pipeline maintenance schedules, historical and anticipated staffing levels and historical and projected allowance for spare parts and capital refurbishments will support the achievement of availability levels consistent with the availability levels achieved by prudent natural gas pipeline operators. Based on our review of the Operational Balancing Agreements, the FERC tariff and operating expectations, the capacity revenues are likely to be paid regardless of actual pipeline availability. As a result, it is reasonable to assume that an availability level of 100 percent will be achieved for the purposes of determining capacity revenue under the Iroquois tariff.

                  6. Assuming that the Eastchester Extension is operated and maintained in a manner consistent with historical Iroquois practices, and all required renewals and replacements are made on a timely basis as assumed in the Projected Operating Results, the Eastchester Extension will have a useful life exceeding the term of the Notes.

                  7. Based on our review of the permits and approvals supplied by Iroquois and interviews with Iroquois personnel, all of the major permits and approvals required to construct and operate the Eastchester Extension have been obtained or appropriate procedures are in place to obtain approvals from the appropriate agencies.

                  8. Iroquois' existing operating programs and procedures provide an appropriate basis on which IPOC can operate and maintain the Eastchester Extension as part of the Iroquois Pipeline System. The plans and proposals for operation and maintenance of the Iroquois Pipeline System have been developed in accordance with generally accepted industry practices. IPOC's organizational structure is comparable to the organizational structures employed by the sponsors of other natural gas pipeline projects of the size of the Eastchester Extension with which we are familiar.

                  9. The estimate which serves as the basis for the Eastchester Extension Construction Cost was prepared in accordance with generally accepted engineering and estimating practices and methods.

                  10. In the absence of events such as regulatory-related delays, delivery delays, labor difficulties, unusually adverse weather conditions, force majeure events, the discovery of hazardous material or wastes not previously known, or other abnormal events that are prejudicial to normal construction and installation, the planned construction duration of approximately 12 months from construction mobilization to commercial operation of the Eastchester Extension is achievable using generally accepted construction and project management practices.

                  11. The methodology used by Iroquois in preparing its O&M cost estimates for the Eastchester Extension and the existing Iroquois Pipeline System is reasonable. The estimate by Iroquois of its O&M costs, adjusted for regional labor rates and installed equipment, is comparable to similar costs demonstrated by other long-haul natural gas pipelines with which we are familiar.

                  12. For the Base Case Projected Operating Results, the projected revenues from the sale of pipeline capacity and ancillary services will be adequate to pay annual operating and maintenance expenses and provide an annual debt service coverage on the Debt of at least 1.66 times the annual debt service requirement in each full calendar year during the term of the Notes and a weighted average coverage on the Debt of 2.22 times the annual debt service requirement over the term of the Notes. There is insufficient cash available after the payment of debt service to repay the entire principal due on the 2010 Notes issued in May 2000 when they mature in 2010; therefore, Iroquois has assumed that the 2010 Notes issued in May 2000 will be refinanced upon maturity.

                                                   Respectfully submitted,

                                                   R. W. BECK, INC.

                                   Exhibit A-1
                        Iroquois Gas Transmission System
                           Projected Operating Results

                                    Base Case

Year Ending December 31,             2002 (1)   2003       2004       2005       2006       2007       2008       2009       2010
------------------------             -------  --------   --------   --------   --------   --------   --------   --------   --------
PERFORMANCE
 Contracted Capacity (Dth/Day)(2)
  Zone 1 Base                        301,584    301,584    353,180    353,180    353,180    353,180    353,180    353,180    353,180
  Zone 1 Expansion                         0        667      1,333      2,000      2,667      3,333      4,000      4,667      5,333
  Zone 2 Base                              0          0          0          0          0          0          0          0          0
  Zone 2 Expansion                         0     45,833    194,167    340,000    340,000    340,000    340,000    340,000    340,000
  Interzone Base                     474,680    474,680    474,680    474,680    474,680    474,680    474,680    474,680    474,680
  Interzone Expansion                  9,667    196,333    226,667    230,000    233,333    236,667    240,000    243,333    246,667
 Total Zone 1                        301,584    302,251    354,513    355,180    355,847    356,513    357,180    357,847    358,513
 Total Zone 2                              0     45,833    194,167    340,000    340,000    340,000    340,000    340,000    340,000
 Total Interzone                     484,347    671,013    701,347    704,680    708,013    711,347    714,680    718,013    721,347
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Contracted Capacity (Dth/Day)       785,931  1,019,097  1,250,027  1,399,860  1,403,860  1,407,860  1,411,860  1,415,860  1,419,860
 Discounted Capacity (Dth/Day)(3)    200,227    200,227    148,631    148,631    148,631    148,631    148,631    148,631    148,631

COMMODITY PRICES ($)
 General Inflation (%)(4)               2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70
 Zone 1 ($/Dth/Day)(5)               $0.2599     0.2503     0.2065     0.2065     0.2065     0.2065     0.2112     0.2112     0.2112
 Zone 2 ($/Dth/Day)(5)               $0.2199     0.2151     0.2184     0.2184     0.2184     0.2184     0.1949     0.1949     0.1949
 InterZone ($/Dth/Day)(5)            $0.4355     0.4211     0.3936     0.3936     0.3936     0.3936     0.3790     0.3790     0.3790
 Discounted Rate ($/Dth/Day)(6)      $0.0821     0.0821     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224

OPERATING REVENUES
 Zone 1                              $11,921     27,614     26,720     26,771     26,821     26,871     27,534     27,586     27,637
 Zone 2                                   $0      3,598     15,478     27,103     27,103     27,103     24,187     24,187     24,187
 InterZone                           $32,079    103,136    100,758    101,237    101,716    102,195     98,865     99,326     99,788
 ITS/STF Revenue (7)                  $3,913      9,390      9,390      9,390      9,390      9,390      9,390      9,390      9,390
 Discounted Revenue                   $2,499      5,999      1,216      1,216      1,216      1,216      1,216      1,216      1,216
 PALS Revenue (8)                       $350        840        840        840        840        840        840        840        840
 DAS Revenue (9)                        $119        285        285        285        285        285        285        285        285
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Revenues             $50,881    150,862    154,687    166,842    167,371    167,900    162,317    162,830    163,343

OPERATING EXPENSES ($000)
 O&M & Admin. (10)                    $7,939     22,237     23,361     24,925     28,996     26,202     26,867     27,559     32,081
 Transportation by Others (11)        $1,350      3,240      3,240      3,240      3,240      3,240      3,240      3,240      3,240
 Other Costs and Expenses (12)        $4,670     15,153     17,086     19,225     19,622     20,028     20,444     20,870     21,307
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Expenses             $13,959     40,630     43,687     47,390     51,858     49,470     50,551     51,669     56,628

NET OPERATING REVENUES ($000)        $36,922    110,232    111,000    119,452    115,513    118,430    111,766    111,161    106,715

ANNUAL DEBT SERVICE ($000)
 2010 Notes (13)
  Outstanding Balance (BOY)         $200,000    200,000    200,000    200,000    200,000    200,000    200,000    200,000    200,000
  Principal                               $0          0          0          0          0          0          0          0    200,000
  Interest                            $7,233     17,360     17,360     17,360     17,360     17,360     17,360     17,360      7,233
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total 2010 Notes                    $7,233     17,360     17,360     17,360     17,360     17,360     17,360     17,360    207,233
  Outstanding Balance (EOY)         $200,000    200,000    200,000    200,000    200,000    200,000    200,000    200,000          0
 Refinancing Debt (14)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0    200,000
  Principal                               $0          0          0          0          0          0          0          0      5,833
  Interest                                $0          0          0          0          0          0          0          0      9,591
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Refinancing Debt                  $0          0          0          0          0          0          0          0     15,424
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0    194,167
 Term Bank Debt (15)
  Outstanding Balance (BOY)          $83,670     74,420     98,050     75,850     53,650     31,450      9,250          0          0
  Principal                           $9,250     22,200     22,200     22,200     22,200     22,200      9,250          0          0
  Interest                            $1,689      5,705      5,623      4,232      2,846      1,493        209          0          0
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Term Bank Debt               $10,939     27,905     27,823     26,432     25,046     23,693      9,459          0          0
  Outstanding Balance (EOY)          $74,420     52,220     75,850     53,650     31,450      9,250          0          0          0
 The Notes (16)
  Outstanding Balance (BOY)         $170,000    170,000    170,000    170,000    170,000    170,000    168,128    154,167    127,543
  Principal                               $0          0          0          0          0      1,872     13,961     26,624     21,210
  Interest                            $4,817     11,560     11,560     11,560     11,560     11,560     11,305     10,298      8,741
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Notes                         $4,817     11,560     11,560     11,560     11,560     13,432     25,267     36,921     29,951
  Outstanding Balance (EOY)         $170,000    170,000    170,000    170,000    170,000    168,128    154,167    127,543    106,333
 Expansion Bank Loans (17)
  Outstanding Balance (BOY)               $0          0     50,000     50,000     40,000     30,000     15,000      8,000      4,000
  Principal                               $0          0          0     10,000     10,000     15,000      7,000      4,000      4,000
  Interest                                $0          0      3,400      3,400      2,720      2,040      1,020        544        272
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Expansion Bank Loans              $0          0      3,400     13,400     12,720     17,040      8,020      4,544      4,272
  Outstanding Balance (EOY)               $0          0     50,000     40,000     30,000     15,000      8,000      4,000          0
Total Debt Service                   $22,989     56,825     60,143     68,752     66,686     71,525     60,106     58,825     56,880

ANNUAL DEBT SERVICE COVERAGE (18)       1.61       1.94       1.85       1.74       1.73       1.66       1.86       1.89       1.88
AVERAGE DEBT COVERAGE (19)              2.22

                                   Exhibit A-1
                        Iroquois Gas Transmission System
                           Projected Operating Results

                                    Base Case

Year Ending December 31,               2011     2012       2013       2014       2015       2016       2017       2018       2019
------------------------             -------  --------   --------   --------   --------   --------   --------   --------   --------
PERFORMANCE
 Contracted Capacity (Dth/Day)(2)
  Zone 1 Base                        353,180    353,180    353,180    353,180    353,180    353,180    353,180    353,180    353,180
  Zone 1 Expansion                     6,000      6,667      7,333      8,000      8,667      9,333     10,000     10,667     11,333
  Zone 2 Base                              0          0          0          0          0          0          0          0          0
  Zone 2 Expansion                   340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000
  Interzone Base                     474,680    474,680    474,680    474,680    474,680    474,680    474,680    474,680    474,680
  Interzone Expansion                250,000    253,333    256,667    260,000    263,333    266,667    270,000    273,333    276,667
 Total Zone 1                        359,180    359,847    360,513    361,180    361,847    362,513    363,180    363,847    364,513
 Total Zone 2                        340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000
 Total Interzone                     724,680    728,013    731,347    734,680    738,013    741,347    744,680    748,013    751,347
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Contracted Capacity (Dth/Day)     1,423,860  1,427,860  1,431,860  1,435,860  1,439,860  1,443,860  1,447,860  1,451,860  1,455,860
 Discounted Capacity (Dth/Day)(3)    148,631    148,631    148,631    148,631    148,631    148,631    148,631    148,631    148,631

COMMODITY PRICES ($)
 General Inflation (%)(4)               2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70
 Zone 1 ($/Dth/Day)(5)               $0.2112     0.1973     0.1973     0.1973     0.1973     0.1901     0.1901     0.1901     0.1901
 Zone 2 ($/Dth/Day)(5)               $0.1949     0.1824     0.1824     0.1824     0.1824     0.1762     0.1762     0.1762     0.1762
 InterZone ($/Dth/Day)(5)            $0.3790     0.3497     0.3497     0.3497     0.3497     0.3331     0.3331     0.3331     0.3331
 Discounted Rate ($/Dth/Day)(6)      $0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224

OPERATING REVENUES
 Zone 1                              $27,689     25,914     25,962     26,010     26,058     25,154     25,200     25,246     25,292
 Zone 2                              $24,187     22,636     22,636     22,636     22,636     21,866     21,866     21,866     21,866
 InterZone                          $100,249     92,924     93,349     93,775     94,200     90,134     90,539     90,944     91,350
 ITS/STF Revenue (7)                  $9,390      9,390      9,390      9,390      9,390      9,390      9,390      9,390      9,390
 Discounted Revenue                   $1,216      1,216      1,216      1,216      1,216      1,216      1,216      1,216      1,216
 PALS Revenue (8)                        840        840        840        840        840        840        840        840        840
 DAS Revenue (9)                         285        285        285        285        285        285        285        285        285
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Revenues            $163,856    153,205    153,678    154,152    154,625    148,885    149,336    149,787    150,239

OPERATING EXPENSES ($000)
 O&M & Admin. (10)                   $28,974     29,715     30,476     35,517     32,062     32,898     33,736     39,345     35,502
 Transportation by Others (11)        $3,240      3,240      3,240      3,240      3,240      3,240      3,240      3,240      3,240
 Other Costs and Expenses (12)       $21,754     22,211     22,680     23,160     23,652     24,155     24,671     25,200     25,741
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Expenses             $53,968     55,166     56,396     61,917     58,954     60,293     61,647     67,785     64,483

NET OPERATING REVENUES ($000)       $109,888     98,039     97,282     92,235     95,671     88,592     87,689     82,002     85,756

ANNUAL DEBT SERVICE ($000)
2010 Notes (13)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0          0
  Principal                               $0          0          0          0          0          0          0          0          0
  Interest                                $0          0          0          0          0          0          0          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total 2010 Notes                        $0          0          0          0          0          0          0          0          0
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0          0
 Refinancing Debt (14)
  Outstanding Balance (BOY)         $194,167    184,167    174,167    163,000    152,167    141,583    129,417    116,417    102,250
  Principal                          $10,000     10,000     11,167     10,833     10,583     12,167     13,000     14,167     15,000
  Interest                           $15,813     14,988     14,156     13,207     12,344     11,447     10,409      9,329      8,126
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Refinancing Debt             $25,813     24,988     25,322     24,040     22,927     23,614     23,409     23,496     23,126
  Outstanding Balance (EOY)         $184,167    174,167    163,000    152,167    141,583    129,417    116,417    102,250     87,250
 Term Bank Debt (15)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0          0
  Principal                               $0          0          0          0          0          0          0          0          0
  Interest                                $0          0          0          0          0          0          0          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Term Bank Debt                    $0          0          0          0          0          0          0          0          0
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0          0
 The Notes (16)
  Outstanding Balance (BOY)         $106,333     88,500     76,833     67,000     57,917     49,083     43,583     38,333     34,000
  Principal                          $17,833     11,667      9,833      9,083      8,833      5,500      5,250      4,333      5,500
  Interest                            $7,261      6,097      5,247      4,567      3,933      3,383      2,964      2,624      2,289
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Notes                        $25,094     17,764     15,081     13,651     12,766      8,883      8,214      6,957      7,789
  Outstanding Balance (EOY)          $88,500     76,833     67,000     57,917     49,083     43,583     38,333     34,000     28,500
 Expansion Bank Loans (17)
  Outstanding Balance (BOY)               $0          0          0     40,000     38,000     34,000     30,000     26,000     22,000
  Principal                               $0          0          0      2,000      4,000      4,000      4,000      4,000      4,000
  Interest                                $0          0          0      2,385      2,190      1,950      1,710      1,470      1,230
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Expansion Bank Loans              $0          0          0      4,385      6,190      5,950      5,710      5,470      5,230
  Outstanding Balance (EOY)               $0          0          0     38,000     34,000     30,000     26,000     22,000     18,000
Total Debt Service                   $50,907     42,752     40,403     42,076     41,883     38,447     37,332     35,923     36,146

ANNUAL DEBT SERVICE COVERAGE (18)       2.16       2.29       2.41       2.19       2.28       2.30       2.35       2.28       2.37
AVERAGE DEBT COVERAGE (19)              2.22

                                   Exhibit A-1
                        Iroquois Gas Transmission System
                           Projected Operating Results

                                    Base Case

Year Ending December 31,              2020        2021        2022        2023        2024        2025        2026        2027
------------------------            ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
PERFORMANCE
 Contracted Capacity (Dth/Day)(2)
  Zone 1 Base                         353,180     353,180     353,180     353,180     353,180     353,180     353,180     353,180
  Zone 1 Expansion                     12,000      12,667      13,333      14,000      14,667      15,333      16,000      16,667
  Zone 2 Base                               0           0           0           0           0           0           0           0
  Zone 2 Expansion                    340,000     340,000     340,000     340,000     340,000     340,000     340,000     340,000
  Interzone Base                      474,680     474,680     474,680     474,680     474,680     474,680     474,680     474,680
  Interzone Expansion                 280,000     283,333     286,667     290,000     293,333     296,667     300,000     303,333
 Total Zone 1                         365,180     365,847     366,513     367,180     367,847     368,513     369,180     369,847
 Total Zone 2                         340,000     340,000     340,000     340,000     340,000     340,000     340,000     340,000
 Total InterZone                      754,680     758,013     761,347     764,680     768,013     771,347     774,680     778,013
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
 Contracted Capacity (Dth/Day)      1,459,860   1,463,860   1,467,860   1,471,860   1,475,860   1,479,860   1,483,860   1,487,860
 Discounted Capacity (Dth/Day)(3)     148,631     148,631     148,631     148,631     148,631     148,631     148,631     148,631

COMMODITY PRICES ($)
 General Inflation (%)(4)                2.70        2.70        2.70        2.70        2.70        2.70        2.70        2.70
 Zone 1 ($/Dth/Day)(5)                $0.1819      0.1819      0.1819      0.1819      0.1809      0.1809      0.1809      0.1809
 Zone 2 ($/Dth/Day)(5)                $0.1690      0.1690      0.1690      0.1690      0.1685      0.1685      0.1685      0.1685
 InterZone ($/Dth/Day)(5)             $0.3140      0.3140      0.3140      0.3140      0.3085      0.3085      0.3085      0.3085
 Discounted Rate ($/Dth/Day)(6)       $0.0224      0.0224      0.0224      0.0224      0.0224      0.0224      0.0224      0.0224

OPERATING REVENUES
 Zone 1                               $24,246      24,290      24,334      24,379      24,288      24,332      24,376      24,420
 Zone 2                               $20,973      20,973      20,973      20,973      20,911      20,911      20,911      20,911
 InterZone                            $86,494      86,876      87,258      87,640      86,480      86,855      87,231      87,606
 ITS/STF Revenue (7)                    9,390       9,390       9,390       9,390       9,390       9,390       9,390       9,390
 Discounted Revenue                    $1,216       1,216       1,216       1,216       1,216       1,216       1,216       1,216
 PALS Revenue (8)                         840         840         840         840         840         840         840         840
 DAS Revenue (9)                          285         285         285         285         285         285         285         285
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Total Operating Revenues             $143,444     143,870     144,296     144,723     143,410     143,829     144,249     144,668

OPERATING EXPENSES ($000)
 O&M & Admin. (10)                    $36,422      37,367      43,608      39,348      40,361      41,413      48,358      43,607
 Transportation by Others (11)         $3,240       3,240       3,240       3,240       3,240       3,240       3,240       3,240
 Other Costs and Expenses (12)        $26,296      26,864      27,446      28,042      28,653      29,279      29,921      30,578
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Total Operating Expenses              $65,958      67,471      74,294      70,630      72,254      73,932      81,519      77,425

NET OPERATING REVENUES ($000)         $77,486      76,399      70,002      74,093      71,156      69,897      62,730      67,243

ANNUAL DEBT SERVICE ($000)
 2010 Notes (13)
  Outstanding Balance (BOY)                $0           0           0           0           0           0           0           0
  Principal                                $0           0           0           0           0           0           0           0
  Interest                                 $0           0           0           0           0           0           0           0
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Total 2010 Notes                         $0           0           0           0           0           0           0           0
  Outstanding Balance (EOY)                $0           0           0           0           0           0           0           0

 Refinancing Debt (14)
  Outstanding Balance (BOY)           $87,250      71,667      56,250      39,500      21,500       5,833           0           0
  Principal                           $15,583      15,417      16,750      18,000      15,667       5,833           0           0
  Interest                             $6,885       5,586       4,321       2,888       1,416         241           0           0
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Total Refinancing Debt              $22,469      21,003      21,071      20,888      17,083       6,074           0           0
  Outstanding Balance (EOY)           $71,667      56,250      39,500      21,500       5,833           0           0           0

 Term Bank Debt (15)
  Outstanding Balance (BOY)                $0           0           0           0           0           0           0           0
  Principal                                $0           0           0           0           0           0           0           0
  Interest                                 $0           0           0           0           0           0           0           0
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Total Term Bank Debt                     $0           0           0           0           0           0           0           0
  Outstanding Balance (EOY)                $0           0           0           0           0           0           0           0

 The Notes (16)
  Outstanding Balance (BOY)           $28,500      25,250      21,000      17,750      13,333       9,333       5,333       1,667
  Principal                            $3,250       4,250       3,250       4,417       4,000       4,000       3,667       1,667
  Interest                             $1,972       1,700       1,445       1,190         912         635         363         125
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Total Notes                          $5,222       5,950       4,695       5,607       4,912       4,635       4,029       1,791
  Outstanding Balance (EOY)           $25,250      21,000      17,750      13,333       9,333       5,333       1,667           0

 Expansion Bank Loans (17)
  Outstanding Balance (BOY)           $18,000      15,000      12,000      10,000       8,000       8,000      36,000      34,000
  Principal                            $3,000       3,000       2,000       2,000           0       2,000       2,000       2,000
  Interest                             $1,013         833         675         555         480         435       2,115       1,995
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Total Expansion Bank Loans           $4,013       3,833       2,675       2,555         480       2,435       4,115       3,995
  Outstanding Balance (EOY)           $15,000      12,000      10,000       8,000       8,000       6,000      34,000      32,000

Total Debt Service                    $31,704      30,786      28,441      29,049      22,475      13,144       8,144       5,787

ANNUAL DEBT SERVICE COVERAGE (18)        2.44        2.48        2.46        2.55        3.17        5.32        7.70       11.62
AVERAGE DEBT COVERAGE (19)               2.22

                            Footnotes to Exhibit A-1

1. Represents fiscal year beginning on January 1 and ending on December 31, except for year 2002, which begins on August 1, 2002.
2. Contracted capacities provided by Iroquois and represent annualized quantities. Expansion schedule as provided by Iroquois.
3. Discounted capacities as provided by Iroquois and represent three contracts for which special rates have been negotiated.
4. General inflation was assumed to escalate at 2.7 percent as projected by the Blue Chip Economic Indicators dated March 10, 2002.
5. Rates calculated using cost-of-service assumptions and methodology as provided by Iroquois. Refiling is assumed to occur every four years beginning in 2004 and new rates are assumed based on the previous year's cost-of-service, as projected by Iroquois.
6.   Average rate over all discounted contracts.
7.   Interruptible and short-term revenues as projected by Iroquois.
8.   Park and loan service revenues as projected by Iroquois.
9.   Deferred asset surcharge revenues as projected by Iroquois.
10. Operation and maintenance and administration expenses as projected by Iroquois assumed to escalate at the rate of general inflation.
11.  Expenses for transportation by others as projected by Iroquois.
12. Other costs and expenses consist mainly of property taxes and were projected by Iroquois and assumed to escalate at the rate of general inflation.
13. Represents the principal associated with the 2010 Notes. Principal repayment on the 2010 Notes consists of a single payment due on May 31, 2010. Interest payments are due semi-annually on May 31 and November 30 of each year. The interest rate on the 2010 Notes is 8.68 percent, as reported by Iroquois.
14. The Refinancing Debt is assumed to be issued upon the maturity of the 2010 Notes. The principal amount of the Refinancing Debt is assumed to be $200,000,000. Principal and interest payments are assumed to be due semi-annually on May 31 and November 30 of each year. Interest on the Refinancing Debt is assumed to be 8.25 percent per year, as estimated by
                . Principal amortization has been estimated by          .
15. The Term Bank Debt represents a combination of fixed and floating rate bank loans with a combined outstanding balance of $133,200,000 as of August 1, 2002. Iroquois has assumed that approximately $68,200,000 of the proceeds of the Notes will be used to pay down a portion of the Term Bank Debt on August 1, 2002. The principal amount of the Term Bank Loan is assumed to increase by $45,830,000 on January 1, 2003. Principal and interest payments are due quarterly on May 31, August 31, November 30 and February 28 of each year. Approximately $49,300,000 of the Term Bank Debt has been swapped into fixed rate debt at an annual interest rate of 6.82 percent. The annual interest rate for the floating portion of the Term Bank Debt is assumed to range from 3.3 percent per year in 2002 to 6.34 percent by year 2009 and
     beyond, as estimated by                .
16. The Notes are assumed to have a principal amount of $170,000,000 and are assumed to be issued August 1, 2002. Principal and interest payments are due semi-annually on June 30 and December 31 of each year. Principal
     amortization has been estimated by            . Interest on at the Notes is
     assumed to be 6.80 percent per year, as estimated by             .
17. The Expansion Bank Loans are assumed to consist of a principal amount of $50,000,000 issued January 1, 2004. Principal and interest payments are assumed to be due on December 31 of each year. Principal amortization has
     been estimated by            . Interest on at the Expansion Bank Loans is
     assumed to be 6.80 percent per year, as estimated by           .
18. The annual debt service coverage ratio is calculated by dividing the net operating revenues by the total debt service paid to the holders of the Debt during that period.
19. The average debt service coverage ratio is calculated by dividing the sum of the net operating revenues over the term of the Notes by the total debt service over the same period.

                                   Exhibit A-2
                        Iroquois Gas Transmission System
                           Projected Operating Results

                  Sensitivity A: No Expansion After Eastchester

Year Ending December 31,             2002 (1)    2003       2004       2005       2006       2007       2008       2009       2010
------------------------             -------   --------   --------   --------   --------   --------   --------   --------   --------
PERFORMANCE
 Contracted Capacity (Dth/Day)(2)
  Zone 1 Base                        301,584    301,584    353,180    353,180    353,180    353,180    353,180    353,180    353,180
  Zone 1 Expansion                         0          0          0          0          0          0          0          0          0
  Zone 2 Base                              0          0          0          0          0          0          0          0          0
  Zone 2 Expansion                         0     31,666     80,000     80,000     80,000     80,000     80,000     80,000     80,000
  Interzone Base                     474,680    474,680    474,680    474,680    474,680    474,680    474,680    474,680    474,680
  Interzone Expansion                  9,667    193,000    220,000    220,000    220,000    220,000    220,000    220,000    220,000
 Total Zone 1                        301,584    301,584    353,180    353,180    353,180    353,180    353,180    353,180    353,180
 Total Zone 2                              0     31,666     80,000     80,000     80,000     80,000     80,000     80,000     80,000
 Total InterZone                     484,347    667,680    694,680    694,680    694,680    694,680    694,680    694,680    694,680
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Contracted Capacity (Dth/Day)       785,931  1,000,930  1,127,860  1,127,860  1,127,860  1,127,860  1,127,860  1,127,860  1,127,860
 Discounted Capacity (Dth/Day)(3)    200,227    200,227    148,631    148,631    148,631    148,631    148,631    148,631    148,631

COMMODITY PRICES ($)
 General Inflation (%)(4)               2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70
 Zone 1 ($/Dth/Day)(5)               $0.2599     0.2503     0.2179     0.2179     0.2179     0.2179     0.2027     0.2027     0.2027
 Zone 2 ($/Dth/Day)(5)               $0.2199     0.2151     0.2099     0.2099     0.2099     0.2099     0.1835     0.1835     0.1835
 InterZone ($/Dth/Day)(5)            $0.4355     0.4211     0.3959     0.3959     0.3959     0.3959     0.3533     0.3533     0.3533
 Discounted Rate ($/Dth/Day)(6)      $0.0821     0.0821     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224

OPERATING REVENUES
 Zone 1                              $11,921     27,553     28,090     28,090     28,090     28,090     26,130     26,130     26,130
 Zone 2                                   $0      2,486      6,129      6,129      6,129      6,129      5,358      5,358      5,358
 InterZone                           $32,079    102,623    100,384    100,384    100,384    100,384     89,582     89,582     89,582
 ITS/STF Revenue (7)                  $3,913      9,390      9,390      9,390      9,390      9,390      9,390      9,390      9,390
 Discounted Revenue                   $2,499      5,999      1,216      1,216      1,216      1,216      1,216      1,216      1,216
 PALS Revenue (8)                       $350        840        840        840        840        840        840        840        840
 DAS Revenue (9)                        $119        285        285        285        285        285        285        285        285
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Revenues             $50,881    149,176    146,334    146,334    146,334    146,334    132,801    132,801    132,801

OPERATING EXPENSES ($000)
 O&M & Admin. (10)                    $7,939     22,179     22,810     23,395     25,596     24,614     25,249     25,904     28,350
 Transportation by Others (11)        $1,350      3,240      3,240      3,240      3,240      3,240      3,240      3,240      3,240
 Other Costs and Expenses (12)        $4,670     15,072     16,239     16,601     16,972     17,351     17,741     18,140     18,549
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Expenses             $13,959     40,491     42,289     43,236     45,808     45,205     46,230     47,284     50,139

NET OPERATING REVENUES ($000)        $36,922    108,685    104,045    103,098    100,526    101,129     86,571     85,517     82,662

ANNUAL DEBT SERVICE ($000)
 2010 Notes (13)
  Outstanding Balance (BOY)         $200,000    200,000    200,000    200,000    200,000    200,000    200,000    200,000    200,000
  Principal                               $0          0          0          0          0          0          0          0    200,000
  Interest                            $7,233     17,360     17,360     17,360     17,360     17,360     17,360     17,360      7,233
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total 2010 Notes                    $7,233     17,360     17,360     17,360     17,360     17,360     17,360     17,360    207,233
  Outstanding Balance (EOY)         $200,000    200,000    200,000    200,000    200,000    200,000    200,000    200,000          0
 Refinancing Debt (14)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0    200,000
  Principal                               $0          0          0          0          0          0          0          0      5,833
  Interest                                $0          0          0          0          0          0          0          0      9,591
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Refinancing Debt                  $0          0          0          0          0          0          0          0     15,424
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0    194,167
Term Bank Debt (15)
  Outstanding Balance (BOY)          $83,670     74,420     98,050     75,850     53,650     31,450      9,250          0          0
  Principal                           $9,250     22,200     22,200     22,200     22,200     22,200      9,250          0          0
  Interest                            $1,689      5,705      5,623      4,232      2,846      1,493        209          0          0
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Term Bank Debt               $10,939     27,905     27,823     26,432     25,046     23,693      9,459          0          0
  Outstanding Balance (EOY)          $74,420     52,220     75,850     53,650     31,450      9,250          0          0          0
The Notes (16)
  Outstanding Balance (BOY)         $170,000    170,000    170,000    170,000    170,000    170,000    168,128    154,167    127,543
  Principal                               $0          0          0          0          0      1,872     13,961     26,624     21,210
  Interest                            $4,817     11,560     11,560     11,560     11,560     11,560     11,305     10,298      8,741
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Notes                         $4,817     11,560     11,560     11,560     11,560     13,432     25,267     36,921     29,951
  Outstanding Balance (EOY)         $170,000    170,000    170,000    170,000    170,000    168,128    154,167    127,543    106,333
Expansion Bank Loans (17)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0          0
  Principal                               $0          0          0          0          0          0          0          0          0
  Interest                                $0          0          0          0          0          0          0          0          0
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Expansion Bank Loans              $0          0          0          0          0          0          0          0          0
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0          0
Total Debt Service                   $22,989     56,825     56,743     55,352     53,966     54,485     52,086     54,281     52,608

ANNUAL DEBT SERVICE COVERAGE (18)       1.61       1.91       1.83       1.86       1.86       1.86       1.66       1.58       1.57
AVERAGE DEBT COVERAGE (19)              1.94

                                   Exhibit A-2
                        Iroquois Gas Transmission System
                           Projected Operating Results

                  Sensitivity A: No Expansion After Eastchester

Year Ending December 31,              2011       2012       2013       2014       2015       2016       2017       2018       2019
------------------------            --------   --------   --------   --------   --------   --------   --------   --------   --------
PERFORMANCE
 Contracted Capacity (Dth/Day)(2)
  Zone 1 Base                        353,180    353,180    353,180    353,180    353,180    353,180    353,180    353,180    353,180
  Zone 1 Expansion                         0          0          0          0          0          0          0          0          0
  Zone 2 Base                              0          0          0          0          0          0          0          0          0
  Zone 2 Expansion                    80,000     80,000     80,000     80,000     80,000     80,000     80,000     80,000     80,000
  Interzone Base                     474,680    474,680    474,680    474,680    474,680    474,680    474,680    474,680    474,680
  Interzone Expansion                220,000    220,000    220,000    220,000    220,000    220,000    220,000    220,000    220,000
 Total Zone 1                        353,180    353,180    353,180    353,180    353,180    353,180    353,180    353,180    353,180
 Total Zone 2                         80,000     80,000     80,000     80,000     80,000     80,000     80,000     80,000     80,000
 Total InterZone                     694,680    694,680    694,680    694,680    694,680    694,680    694,680    694,680    694,680
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Contracted Capacity (Dth/Day)     1,127,860  1,127,860  1,127,860  1,127,860  1,127,860  1,127,860  1,127,860  1,127,860  1,127,860
 Discounted Capacity (Dth/Day)(3)    148,631    148,631    148,631    148,631    148,631    148,631    148,631    148,631    148,631

COMMODITY PRICES ($)
 General Inflation (%)(4)               2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70
 Zone 1 ($/Dth/Day)(5)               $0.2027     0.1879     0.1879     0.1879     0.1879     0.1855     0.1855     0.1855     0.1855
 Zone 2 ($/Dth/Day)(5)               $0.1835     0.1707     0.1707     0.1707     0.1707     0.1691     0.1691     0.1691     0.1691
 InterZone ($/Dth/Day)(5)            $0.3533     0.3223     0.3223     0.3223     0.3223     0.3143     0.3143     0.3143     0.3143
 Discounted Rate ($/Dth/Day)(6)      $0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224

OPERATING REVENUES
 Zone 1                              $26,130     24,222     24,222     24,222     24,222     23,913     23,913     23,913     23,913
 Zone 2                               $5,358      4,984      4,984      4,984      4,984      4,398      4,398      4,398      4,398
 InterZone                           $89,582     81,722     81,722     81,722     81,722     79,693     79,693     79,693     79,693
 ITS/STF Revenue (7)                   9,390      9,390      9,390      9,390      9,390      9,390      9,390      9,390      9,390
 Discounted Revenue                   $1,216      1,216      1,216      1,216      1,216      1,216      1,216      1,216      1,216
 PALS Revenue (8)                        840        840        840        840        840        840        840        840        840
 DAS Revenue (9)                         285        285        285        285        285        285        285        285        285
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Revenues            $132,801    122,659    122,659    122,659    122,659    120,275    120,275    120,275    120,275

OPERATING EXPENSES ($000)
 O&M & Admin. (10)                   $27,258     27,965     28,691     31,416     30,202     30,994     31,797     34,830     33,481
 Transportation by Others (11)        $3,240      3,240      3,240      3,240      3,240      3,240      3,240      3,240      3,240
 Other Costs and Expenses (12)       $18,968     19,398     19,839     20,290     20,753     21,228     21,715     22,214     22,725
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Expenses             $49,466     50,603     51,770     54,946     54,195     55,462     56,752     60,284     59,446

NET OPERATING REVENUES ($000)        $83,335     72,056     70,889     67,713     68,464     64,813     63,523     59,991     60,829

ANNUAL DEBT SERVICE ($000)
 2010 Notes (13)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0          0
  Principal                               $0          0          0          0          0          0          0          0          0
  Interest                                $0          0          0          0          0          0          0          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total 2010 Notes                        $0          0          0          0          0          0          0          0          0
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0          0
 Refinancing Debt (14)
  Outstanding Balance (BOY)         $194,167    184,167    174,167    163,000    152,167    141,583    129,417    116,417    102,250
  Principal                          $10,000     10,000     11,167     10,833     10,583     12,167     13,000     14,167     15,000
  Interest                           $15,813     14,988     14,156     13,207     12,344     11,447     10,409      9,329      8,126
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Refinancing Debt             $25,813     24,988     25,322     24,040     22,927     23,614     23,409     23,496     23,126
  Outstanding Balance (EOY)         $184,167    174,167    163,000    152,167    141,583    129,417    116,417    102,250     87,250
 Term Bank Debt (15)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0          0
  Principal                               $0          0          0          0          0          0          0          0          0
  Interest                                $0          0          0          0          0          0          0          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Term Bank Debt                    $0          0          0          0          0          0          0          0          0
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0          0
 The Notes (16)
  Outstanding Balance (BOY)         $106,333     88,500     76,833     67,000     57,917     49,083     43,583     38,333     34,000
  Principal                          $17,833     11,667      9,833      9,083      8,833      5,500      5,250      4,333      5,500
  Interest                            $7,261      6,097      5,247      4,567      3,933      3,383      2,964      2,624      2,289
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Notes                        $25,094     17,764     15,081     13,651     12,766      8,883      8,214      6,957      7,789
  Outstanding Balance (EOY)          $88,500     76,833     67,000     57,917     49,083     43,583     38,333     34,000     28,500
 Expansion Bank Loans (17)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0          0
  Principal                               $0          0          0          0          0          0          0          0          0
  Interest                                $0          0          0          0          0          0          0          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Expansion Bank Loans              $0          0          0          0          0          0          0          0          0
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0          0
Total Debt Service                   $50,907     42,752     40,403     37,691     35,693     32,497     31,622     30,453     30,916

ANNUAL DEBT SERVICE COVERAGE (18)       1.64       1.69       1.75       1.80       1.92       1.99       2.01       1.97       1.97
AVERAGE DEBT COVERAGE (19)              1.94

                                   Exhibit A-2
                        Iroquois Gas Transmission System
                           Projected Operating Results

                  Sensitivity A: No Expansion After Eastchester

Year Ending December 31,             2020       2021       2022       2023       2024       2025       2026       2027
------------------------           --------   --------   --------   --------   --------   --------   --------   --------
PERFORMANCE
 Contracted Capacity (Dth/Day)(2)
  Zone 1 Base                        353,180    353,180    353,180    353,180    353,180    353,180    353,180    353,180
  Zone 1 Expansion                         0          0          0          0          0          0          0          0
  Zone 2 Base                              0          0          0          0          0          0          0          0
  Zone 2 Expansion                    80,000     80,000     80,000     80,000     80,000     80,000     80,000     80,000
  Interzone Base                     474,680    474,680    474,680    474,680    474,680    474,680    474,680    474,680
  Interzone Expansion                220,000    220,000    220,000    220,000    220,000    220,000    220,000    220,000
 Total Zone 1                        353,180    353,180    353,180    353,180    353,180    353,180    353,180    353,180
 Total Zone 2                         80,000     80,000     80,000     80,000     80,000     80,000     80,000     80,000
 Total InterZone                     694,680    694,680    694,680    694,680    694,680    694,680    694,680    694,680
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Contracted Capacity (Dth/Day)     1,127,860  1,127,860  1,127,860  1,127,860  1,127,860  1,127,860  1,127,860  1,127,860
 Discounted Capacity (Dth/Day)(3)    148,631    148,631    148,631    148,631    148,631    148,631    148,631    148,631

COMMODITY PRICES ($)
 General Inflation (%)(4)                2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70
 Zone 1 ($/Dth/Day)(5)                $0.1815     0.1815     0.1815     0.1815     0.1824     0.1824     0.1824     0.1824
 Zone 2 ($/Dth/Day)(5)                $0.1660     0.1660     0.1660     0.1660     0.1674     0.1674     0.1674     0.1674
 InterZone ($/Dth/Day)(5)             $0.3027     0.3027     0.3027     0.3027     0.3000     0.3000     0.3000     0.3000
 Discounted Rate ($/Dth/Day)(6)       $0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224

OPERATING REVENUES
 Zone 1                              $23,397     23,397     23,397     23,397     23,513     23,513     23,513     23,513
 Zone 2                               $4,847      4,847      4,847      4,847      4,888      4,888      4,888      4,888
 InterZone                           $76,752     76,752     76,752     76,752     76,067     76,067     76,067     76,067
 ITS/STF Revenue (7)                   9,390      9,390      9,390      9,390      9,390      9,390      9,390      9,390
 Discounted Revenue                   $1,216      1,216      1,216      1,216      1,216      1,216      1,216      1,216
 PALS Revenue (8)                        840        840        840        840        840        840        840        840
 DAS Revenue (9)                         285        285        285        285        285        285        285        285
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Revenues            $116,727    116,727    116,727    116,727    116,199    116,199    116,199    116,199

OPERATING EXPENSES ($000)
 O&M & Admin. (10)                   $34,357     35,257     38,632     37,137     38,108     39,110     42,865     41,198
 Transportation by Others (11)        $3,240      3,240      3,240      3,240      3,240      3,240      3,240      3,240
 Other Costs and Expenses (12)       $23,249     23,787     24,338     24,904     25,483     26,078     26,687     27,312
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Expenses             $60,846     62,284     66,210     65,281     66,831     68,428     72,792     71,750

NET OPERATING REVENUES ($000)        $55,881     54,443     50,517     51,446     49,368     47,771     43,407     44,449

ANNUAL DEBT SERVICE ($000)
 2010 Notes (13)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0
  Principal                               $0          0          0          0          0          0          0          0
  Interest                                $0          0          0          0          0          0          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total 2010 Notes                        $0          0          0          0          0          0          0          0
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0
 Refinancing Debt (14)
  Outstanding Balance (BOY)          $87,250     71,667     56,250     39,500     21,500      5,833          0          0
  Principal                          $15,583     15,417     16,750     18,000     15,667      5,833          0          0
  Interest                            $6,885      5,586      4,321      2,888      1,416        241          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Refinancing Debt             $22,469     21,003     21,071     20,888     17,083      6,074          0          0
  Outstanding Balance (EOY)          $71,667     56,250     39,500     21,500      5,833          0          0          0
 Term Bank Debt (15)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0
  Principal                               $0          0          0          0          0          0          0          0
  Interest                                $0          0          0          0          0          0          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Term Bank Debt                    $0          0          0          0          0          0          0          0
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0
 The Notes (16)
  Outstanding Balance (BOY)          $28,500     25,250     21,000     17,750     13,333      9,333      5,333      1,667
  Principal                           $3,250      4,250      3,250      4,417      4,000      4,000      3,667      1,667
  Interest                            $1,972      1,700      1,445      1,190        912        635        363        125
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Notes                         $5,222      5,950      4,695      5,607      4,912      4,635      4,029      1,791
  Outstanding Balance (EOY)          $25,250     21,000     17,750     13,333      9,333      5,333      1,667          0
 Expansion Bank Loans (17)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0
  Principal                               $0          0          0          0          0          0          0          0
  Interest                                $0          0          0          0          0          0          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Expansion Bank Loans              $0          0          0          0          0          0          0          0
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0
Total Debt Service                   $27,691     26,953     25,766     26,494     21,995     10,709      4,029      1,729

ANNUAL DEBT SERVICE COVERAGE (18)       2.02       2.02       1.96       1.94       2.24       4.46      10.77      24.81
AVERAGE DEBT COVERAGE (19)              1.94

                            Footnotes to Exhibit A-2

         The footnotes to Exhibit A-2 are the same as the footnotes for Exhibit A-1, except:

2. No expansion facilities requiring additional debt are assumed, with the exception of the Eastchester Extension.
17.  No Expansion Bank Loans are required.

                                   Exhibit A-3
                        Iroquois Gas Transmission System
                           Projected Operating Results

                     Sensitivity B: 80% Renewal of Contracts

Year Ending December 31,             2002 (1)    2003       2004       2005       2006       2007       2008       2009       2010
------------------------             --------  --------   --------   --------   --------   --------   --------   --------   --------
PERFORMANCE
 Contracted Capacity (Dth/Day)(2)
  Zone 1 Base                        301,584    301,584    353,180    353,180    352,759    352,759    352,759    352,159    352,159
  Zone 1 Expansion                         0        667      1,333      2,000      2,667      3,333      4,000      4,667      5,333
  Zone 2 Base                              0          0          0          0          0          0          0          0          0
  Zone 2 Expansion                         0     45,833    194,167    340,000    340,000    340,000    340,000    340,000    340,000
  Interzone Base                     474,680    474,680    474,680    474,680    471,729    465,471    463,650    462,638    462,638
  Interzone Expansion                  9,667    196,333    226,667    230,000    233,333    236,667    240,000    243,333    246,667
 Total Zone 1                        301,584    302,251    354,513    355,180    355,426    356,092    356,759    356,826    357,492
 Total Zone 2                              0     45,833    194,167    340,000    340,000    340,000    340,000    340,000    340,000
 Total InterZone                     484,347    671,013    701,347    704,680    705,062    702,138    703,650    705,971    709,305
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Contracted Capacity (Dth/Day)       785,931  1,019,097  1,250,027  1,399,860  1,400,488  1,398,230  1,400,409  1,402,797  1,406,797
 Discounted Capacity (Dth/Day)(3)    200,227    200,227    148,631    148,631    148,631    148,631    148,631    148,631    148,631

COMMODITY PRICES ($)
 General Inflation (%)(4)               2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70
 Zone 1 ($/Dth/Day)(5)               $0.2599     0.2503     0.2065     0.2065     0.2065     0.2065     0.2093     0.2093     0.2093
 Zone 2 ($/Dth/Day)(5)               $0.2199     0.2151     0.2184     0.2184     0.2184     0.2184     0.1932     0.1932     0.1932
 InterZone ($/Dth/Day)(5)            $0.4355     0.4211     0.3936     0.3936     0.3936     0.3936     0.3754     0.3754     0.3754
 Discounted Rate ($/Dth/Day)(6)      $0.0821     0.0821     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224

OPERATING REVENUES
 Zone 1                              $11,921     27,614     26,720     26,771     26,789     26,839     27,255     27,260     27,310
 Zone 2                                   $0      3,598     15,478     27,103     27,103     27,103     23,976     23,976     23,976
 InterZone                           $32,079    103,136    100,758    101,237    101,292    100,872     96,415     96,733     97,190
 ITS/STF Revenue (7)                  $3,913      9,390      9,390      9,390      9,390      9,390      9,390      9,390      9,390
 Discounted Revenue                   $2,499      5,999      1,216      1,216      1,216      1,216      1,216      1,216      1,216
 PALS Revenue (8)                       $350        840        840        840        840        840        840        840        840
 DAS Revenue (9)                        $119        285        285        285        285        285        285        285        285
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Revenues             $50,881    150,862    154,687    166,842    166,915    166,545    159,377    159,700    160,207

OPERATING EXPENSES ($000)
 O&M & Admin. (10)                    $7,939     22,237     23,361     24,925     28,996     26,202     26,867     27,559     32,081
 Transportation by Others (11)        $1,350      3,240      3,240      3,240      3,240      3,240      3,240      3,240      3,240
 Other Costs and Expenses (12)        $4,670     15,153     17,086     19,225     19,622     20,028     20,444     20,870     21,307
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Expenses             $13,959     40,630     43,687     47,390     51,858     49,470     50,551     51,669     56,628

NET OPERATING REVENUES ($000)        $36,922    110,232    111,000    119,452    115,057    117,075    108,826    108,031    103,579

ANNUAL DEBT SERVICE ($000)
 2010 Notes (13)
  Outstanding Balance (BOY)         $200,000    200,000    200,000    200,000    200,000    200,000    200,000    200,000    200,000
  Principal                               $0          0          0          0          0          0          0          0    200,000
  Interest                            $7,233     17,360     17,360     17,360     17,360     17,360     17,360     17,360      7,233
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total 2010 Notes                    $7,233     17,360     17,360     17,360     17,360     17,360     17,360     17,360    207,233
  Outstanding Balance (EOY)         $200,000    200,000    200,000    200,000    200,000    200,000    200,000    200,000          0
 Refinancing Debt (14)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0    200,000
  Principal                               $0          0          0          0          0          0          0          0      5,833
  Interest                                $0          0          0          0          0          0          0          0      9,591
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Refinancing Debt                  $0          0          0          0          0          0          0          0     15,424
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0    194,167
 Term Bank Debt (15)
  Outstanding Balance (BOY)          $83,670     74,420     98,050     75,850     53,650     31,450      9,250          0          0
  Principal                           $9,250     22,200     22,200     22,200     22,200     22,200      9,250          0          0
  Interest                            $1,689      5,705      5,623      4,232      2,846      1,493        209          0          0
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Term Bank Debt               $10,939     27,905     27,823     26,432     25,046     23,693      9,459          0          0
  Outstanding Balance (EOY)          $74,420     52,220     75,850     53,650     31,450      9,250          0          0          0
 The Notes (16)
  Outstanding Balance (BOY)         $170,000    170,000    170,000    170,000    170,000    170,000    168,128    154,167    127,543
  Principal                               $0          0          0          0          0      1,872     13,961     26,624     21,210
  Interest                            $4,817     11,560     11,560     11,560     11,560     11,560     11,305     10,298      8,741
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Notes                         $4,817     11,560     11,560     11,560     11,560     13,432     25,267     36,921     29,951
  Outstanding Balance (EOY)         $170,000    170,000    170,000    170,000    170,000    168,128    154,167    127,543    106,333
 Expansion Bank Loans (17)
  Outstanding Balance (BOY)               $0          0     50,000     50,000     40,000     30,000     15,000      8,000      4,000
  Principal                               $0          0          0     10,000     10,000     15,000      7,000      4,000      4,000
  Interest                                $0          0      3,400      3,400      2,720      2,040      1,020        544        272
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Expansion Bank Loans              $0          0      3,400     13,400     12,720     17,040      8,020      4,544      4,272
  Outstanding Balance (EOY)               $0          0     50,000     40,000     30,000     15,000      8,000      4,000          0
Total Debt Service                   $22,989     56,825     60,143     68,752     66,686     71,525     60,106     58,825     56,880

ANNUAL DEBT SERVICE COVERAGE (18)       1.61       1.94       1.85       1.74       1.73       1.64       1.81       1.84       1.82
AVERAGE DEBT COVERAGE (19)              1.90

                                   Exhibit A-3
                        Iroquois Gas Transmission System
                           Projected Operating Results

                     Sensitivity B: 80% Renewal of Contracts

Year Ending December 31,              2011       2012       2013       2014       2015       2016       2017       2018       2019
------------------------            --------   --------   --------   --------   --------   --------   --------   --------   --------
PERFORMANCE
 Contracted Capacity (Dth/Day)(2)
  Zone 1 Base                        352,159    327,656    305,814    293,674    282,545    282,545    282,545    282,545    282,545
  Zone 1 Expansion                     6,000      6,667      7,333      8,000      8,667      9,333     10,000     10,667     11,333
  Zone 2 Base                              0          0          0          0          0          0          0          0          0
  Zone 2 Expansion                   340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000
  Interzone Base                     455,638    442,520    384,853    384,853    384,853    384,853    379,743    379,743    379,743
  Interzone Expansion                250,000    253,333    256,667    260,000    263,333    266,667    270,000    273,333    276,667
 Total Zone 1                        358,159    334,323    313,147    301,674    291,212    291,878    292,545    293,212    293,878
 Total Zone 2                        340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000
 Total InterZone                     705,638    695,853    641,520    644,853    648,186    651,520    649,743    653,076    656,410
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Contracted Capacity (Dth/Day)     1,403,797  1,370,176  1,294,667  1,286,527  1,279,398  1,283,398  1,282,288  1,286,288  1,290,288
 Discounted Capacity (Dth/Day)(3)    148,631    148,631    148,631    148,631    137,705    137,705    137,705    137,705    118,905

COMMODITY PRICES ($)
 General Inflation (%)(4)               2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70
 Zone 1 ($/Dth/Day)(5)               $0.2093     0.1954     0.1954     0.1954     0.1954     0.1869     0.1869     0.1869     0.1869
 Zone 2 ($/Dth/Day)(5)               $0.1932     0.1808     0.1808     0.1808     0.1808     0.1733     0.1733     0.1733     0.1733
 InterZone ($/Dth/Day)(5)            $0.3754     0.3462     0.3462     0.3462     0.3462     0.3269     0.3269     0.3269     0.3269
 Discounted Rate ($/Dth/Day)(6)      $0.0224     0.0224     0.0224     0.0224     0.0218     0.0218     0.0218     0.0218     0.0224

OPERATING REVENUES
 Zone 1                              $27,361     23,844     22,334     21,516     20,769     19,912     19,957     20,003     20,048
 Zone 2                              $23,976     22,437     22,437     22,437     22,437     21,507     21,507     21,507     21,507
 InterZone                           $96,687     87,930     81,064     81,485     81,907     77,738     77,526     77,924     78,321
 ITS/STF Revenue (7)                   9,390      9,390      9,390      9,390      9,390      9,390      9,390      9,390      9,390
 Discounted Revenue                   $1,216      1,216      1,216      1,216      1,097      1,097      1,097      1,097        973
 PALS Revenue (8)                        840        840        840        840        840        840        840        840        840
 DAS Revenue (9)                         285        285        285        285        285        285        285        285        285
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Revenues            $159,755    145,942    137,566    137,169    136,725    130,769    130,602    131,046    131,364

OPERATING EXPENSES ($000)
 O&M & Admin. (10)                   $28,974     29,715     30,476     35,517     32,062     32,898     33,736     39,345     35,502
 Transportation by Others (11)        $3,240      3,240      3,240      3,240      3,240      3,240      3,240      3,240      3,240
 Other Costs and Expenses (12)       $21,754     22,211     22,680     23,160     23,652     24,155     24,671     25,200     25,741
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Expenses             $53,968     55,166     56,396     61,917     58,954     60,293     61,647     67,785     64,483

NET OPERATING REVENUES ($000)       $105,787     90,776     81,170     75,252     77,771     70,476     68,955     63,261     66,881

ANNUAL DEBT SERVICE ($000)
 2010 Notes (13)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0          0
  Principal                               $0          0          0          0          0          0          0          0          0
  Interest                                $0          0          0          0          0          0          0          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total 2010 Notes                        $0          0          0          0          0          0          0          0          0
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0          0
 Refinancing Debt (14)
  Outstanding Balance (BOY)         $194,167    184,167    174,167    163,000    152,167    141,583    129,417    116,417    102,250
  Principal                          $10,000     10,000     11,167     10,833     10,583     12,167     13,000     14,167     15,000
  Interest                           $15,813     14,988     14,156     13,207     12,344     11,447     10,409      9,329      8,126
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Refinancing Debt             $25,813     24,988     25,322     24,040     22,927     23,614     23,409     23,496     23,126
  Outstanding Balance (EOY)         $184,167    174,167    163,000    152,167    141,583    129,417    116,417    102,250     87,250
 Term Bank Debt (15)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0          0
  Principal                               $0          0          0          0          0          0          0          0          0
  Interest                                $0          0          0          0          0          0          0          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Term Bank Debt                    $0          0          0          0          0          0          0          0          0
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0          0
 The Notes (16)
  Outstanding Balance (BOY)         $106,333     88,500     76,833     67,000     57,917     49,083     43,583     38,333     34,000
  Principal                          $17,833     11,667      9,833      9,083      8,833      5,500      5,250      4,333      5,500
  Interest                            $7,261      6,097      5,247      4,567      3,933      3,383      2,964      2,624      2,289
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Notes                        $25,094     17,764     15,081     13,651     12,766      8,883      8,214      6,957      7,789
  Outstanding Balance (EOY)          $88,500     76,833     67,000     57,917     49,083     43,583     38,333     34,000     28,500
 Expansion Bank Loans (17)
  Outstanding Balance (BOY)               $0          0          0     40,000     38,000     34,000     30,000     26,000     22,000
  Principal                               $0          0          0      2,000      4,000      4,000      4,000      4,000      4,000
  Interest                                $0          0          0      2,385      2,190      1,950      1,710      1,470      1,230
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Expansion Bank Loans              $0          0          0      4,385      6,190      5,950      5,710      5,470      5,230
  Outstanding Balance (EOY)               $0          0          0     38,000     34,000     30,000     26,000     22,000     18,000
Total Debt Service                   $50,907     42,752     40,403     42,076     41,883     38,447     37,332     35,923     36,146

ANNUAL DEBT SERVICE COVERAGE (18)       2.08       2.12       2.01       1.79       1.86       1.83       1.85       1.76       1.85
AVERAGE DEBT COVERAGE (19)              1.90

                                   Exhibit A-3
                        Iroquois Gas Transmission System
                           Projected Operating Results

                     Sensitivity B: 80% Renewal of Contracts

Year Ending December 31,             2020        2021       2022       2023       2024       2025       2026       2027
------------------------           --------    --------   --------   --------   --------   --------   --------   --------
PERFORMANCE
 Contracted Capacity (Dth/Day)(2)
  Zone 1 Base                        282,545    282,545    282,545    282,545    282,545    282,545    282,545    282,545
  Zone 1 Expansion                    12,000     12,667     13,333     14,000     14,667     15,333     16,000     16,667
  Zone 2 Base                              0          0          0          0          0          0          0          0
  Zone 2 Expansion                   340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000
  Interzone Base                     379,743    379,743    379,743    379,743    379,743    379,743    379,743    379,743
  Interzone Expansion                280,000    283,333    286,667    290,000    293,333    296,667    300,000    303,333
 Total Zone 1                        294,545    295,212    295,878    296,545    297,212    297,878    298,545    299,212
 Total Zone 2                        340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000
 Total InterZone                     659,743    663,076    666,410    669,743    673,076    676,410    679,743    683,076
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Contracted Capacity (Dth/Day)     1,294,288  1,298,288  1,302,288  1,306,288  1,310,288  1,314,288  1,318,288  1,322,288
 Discounted Capacity (Dth/Day)(3)    118,905    118,905    118,905    118,905    118,905    118,905    118,905    118,905

COMMODITY PRICES ($)
 General Inflation (%)(4)               2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70
 Zone 1 ($/Dth/Day)(5)               $0.1756     0.1756     0.1756     0.1756     0.1655     0.1655     0.1655     0.1655
 Zone 2 ($/Dth/Day)(5)               $0.1633     0.1633     0.1633     0.1633     0.1544     0.1544     0.1544     0.1544
 InterZone ($/Dth/Day)(5)            $0.3022     0.3022     0.3022     0.3022     0.2793     0.2793     0.2793     0.2793
 Discounted Rate ($/Dth/Day)(6)      $0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224

OPERATING REVENUES
 Zone 1                              $18,878     18,921     18,964     19,006     17,954     17,994     18,035     18,075
 Zone 2                              $20,266     20,266     20,266     20,266     19,161     19,161     19,161     19,161
 InterZone                           $72,772     73,139     73,507     73,875     68,617     68,957     69,296     69,636
 ITS/STF Revenue (7)                   9,390      9,390      9,390      9,390      9,390      9,390      9,390      9,390
 Discounted Revenue                     $973        973        973        973        973        973        973        973
 PALS Revenue (8)                        840        840        840        840        840        840        840        840
 DAS Revenue (9)                         285        285        285        285        285        285        285        285
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Revenues            $123,404    123,814    124,225    124,635    117,220    117,600    117,980    118,360

OPERATING EXPENSES ($000)
 O&M & Admin. (10)                   $36,422     37,367     43,608     39,348     40,361     41,413     48,358     43,607
 Transportation by Others (11)        $3,240      3,240      3,240      3,240      3,240      3,240      3,240      3,240
 Other Costs and Expenses (12)       $26,296     26,864     27,446     28,042     28,653     29,279     29,921     30,578
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Expenses             $65,958     67,471     74,294     70,630     72,254     73,932     81,519     77,425

NET OPERATING REVENUES ($000)        $57,446     56,343     49,931     54,005     44,966     43,668     36,461     40,935

ANNUAL DEBT SERVICE ($000)
 2010 Notes (13)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0
  Principal                               $0          0          0          0          0          0          0          0
  Interest                                $0          0          0          0          0          0          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total 2010 Notes                        $0          0          0          0          0          0          0          0
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0
 Refinancing Debt (14)
  Outstanding Balance (BOY)          $87,250     71,667     56,250     39,500     21,500      5,833          0          0
  Principal                          $15,583     15,417     16,750     18,000     15,667      5,833          0          0
  Interest                            $6,885      5,586      4,321      2,888      1,416        241          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Refinancing Debt             $22,469     21,003     21,071     20,888     17,083      6,074          0          0
  Outstanding Balance (EOY)          $71,667     56,250     39,500     21,500      5,833          0          0          0
 Term Bank Debt (15)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0
  Principal                               $0          0          0          0          0          0          0          0
  Interest                                $0          0          0          0          0          0          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Term Bank Debt                    $0          0          0          0          0          0          0          0
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0
 The Notes (16)
  Outstanding Balance (BOY)          $28,500     25,250     21,000     17,750     13,333      9,333      5,333      1,667
  Principal                           $3,250      4,250      3,250      4,417      4,000      4,000      3,667      1,667
  Interest                            $1,972      1,700      1,445      1,190        912        635        363        125
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Notes                         $5,222      5,950      4,695      5,607      4,912      4,635      4,029      1,791
  Outstanding Balance (EOY)          $25,250     21,000     17,750     13,333      9,333      5,333      1,667          0
 Expansion Bank Loans (17)
  Outstanding Balance (BOY)          $18,000     15,000     12,000     10,000      8,000      8,000     36,000     34,000
  Principal                           $3,000      3,000      2,000      2,000          0      2,000      2,000      2,000
  Interest                            $1,013        833        675        555        480        435      2,115      1,995
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Expansion Bank Loans          $4,013      3,833      2,675      2,555        480      2,435      4,115      3,995
  Outstanding Balance (EOY)          $15,000     12,000     10,000      8,000      8,000      6,000     34,000     32,000
Total Debt Service                   $31,704     30,786     28,441     29,049     22,475     13,144      8,144      5,787

ANNUAL DEBT SERVICE COVERAGE (18)       1.81       1.83       1.76       1.86       2.00       3.32       4.48       7.07
AVERAGE DEBT COVERAGE (19)              1.90

                            Footnotes to Exhibit A-3

         The footnotes to Exhibit A-3 are the same as the footnotes for Exhibit A-1, except:

2. As existing firm contracts expire, they are assumed to be renewed at 80 percent of their original contracted capacity. This 80 percent renewal does not apply to expansion contracts.

                                   Exhibit A-4
                        Iroquois Gas Transmission System
                           Projected Operating Results

               Sensitivity C: 90% Expansion Capital Cost Recovery

Year Ending December 31,             2002 (1)    2003       2004       2005       2006       2007       2008       2009       2010
------------------------             --------  --------   --------   --------   --------   --------   --------   --------   --------
PERFORMANCE
 Contracted Capacity (Dth/Day)(2)
  Zone 1 Base                        301,584    301,584    353,180    353,180    353,180    353,180    353,180    353,180    353,180
  Zone 1 Expansion                         0        667      1,333      2,000      2,667      3,333      4,000      4,667      5,333
  Zone 2 Base                              0          0          0          0          0          0          0          0          0
  Zone 2 Expansion                         0     45,833    194,167    340,000    340,000    340,000    340,000    340,000    340,000
  Interzone Base                     474,680    474,680    474,680    474,680    474,680    474,680    474,680    474,680    474,680
  Interzone Expansion                  9,667    196,333    226,667    230,000    233,333    236,667    240,000    243,333    246,667
 Total Zone 1                        301,584    302,251    354,513    355,180    355,847    356,513    357,180    357,847    358,513
 Total Zone 2                              0     45,833    194,167    340,000    340,000    340,000    340,000    340,000    340,000
 Total InterZone                     484,347    671,013    701,347    704,680    708,013    711,347    714,680    718,013    721,347
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Contracted Capacity (Dth/Day)       785,931  1,019,097  1,250,027  1,399,860  1,403,860  1,407,860  1,411,860  1,415,860  1,419,860
 Discounted Capacity (Dth/Day)(3)    200,227    200,227    148,631    148,631    148,631    148,631    148,631    148,631    148,631

COMMODITY PRICES ($)
 General Inflation (%)(4)               2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70
 Zone 1 ($/Dth/Day)(5)               $0.2599     0.2503     0.2025     0.2025     0.2025     0.2025     0.2044     0.2044     0.2044
 Zone 2 ($/Dth/Day)(5)               $0.2199     0.2151     0.2141     0.2141     0.2141     0.2141     0.1887     0.1887     0.1887
 InterZone ($/Dth/Day)(5)            $0.4355     0.4211     0.3853     0.3853     0.3853     0.3853     0.3660     0.3660     0.3660
 Discounted Rate ($/Dth/Day)(6)      $0.0821     0.0821     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224

OPERATING REVENUES
 Zone 1                              $11,921     27,614     26,203     26,252     26,301     26,350     26,647     26,697     26,747
 Zone 2                                   $0      3,598     15,173     26,570     26,570     26,570     23,418     23,418     23,418
 InterZone                           $32,079    103,136     98,633     99,102     99,571    100,040     95,475     95,920     96,635
 ITS/STF Revenue (7)                  $3,913      9,390      9,390      9,390      9,390      9,390      9,390      9,390      9,390
 Discounted Revenue                   $2,499      5,999      1,216      1,216      1,216      1,216      1,216      1,216      1,216
 PALS Revenue (8)                       $350        840        840        840        840        840        840        840        840
 DAS Revenue (9)                        $119        285        285        285        285        285        285        285        285
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Revenues             $50,881    150,862    151,740    163,655    164,173    164,691    157,271    157,766    158,261

OPERATING EXPENSES ($000)
 O&M & Admin. (10)                    $7,939     22,237     23,361     24,925     28,996     26,202     26,867     27,559     32,081
 Transportation by Others (11)        $1,350      3,240      3,240      3,240      3,240      3,240      3,240      3,240      3,240
 Other Costs and Expenses (12)        $4,670     15,153     17,086     19,225     19,622     20,028     20,444     20,870     21,307
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Expenses             $13,959     40,630     43,687     47,390     51,858     49,470     50,551     51,669     56,628

NET OPERATING REVENUES ($000)        $36,922    110,232    108,053    116,265    112,315    115,221    106,720    106,097    101,633

ANNUAL DEBT SERVICE ($000)
 2010 Notes (13)
  Outstanding Balance (BOY)         $200,000    200,000    200,000    200,000    200,000    200,000    200,000    200,000    200,000
  Principal                               $0          0          0          0          0          0          0          0    200,000
  Interest                            $7,233     17,360     17,360     17,360     17,360     17,360     17,360     17,360      7,233
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total 2010 Notes                    $7,233     17,360     17,360     17,360     17,360     17,360     17,360     17,360    207,233
  Outstanding Balance (EOY)         $200,000    200,000    200,000    200,000    200,000    200,000    200,000    200,000          0
 Refinancing Debt (14)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0    200,000
  Principal                               $0          0          0          0          0          0          0          0      5,833
  Interest                                $0          0          0          0          0          0          0          0      9,591
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Refinancing Debt                  $0          0          0          0          0          0          0          0     15,424
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0    194,167
 Term Bank Debt (15)
  Outstanding Balance (BOY)          $83,670     74,420     98,050     75,850     53,650     31,450      9,250          0          0
  Principal                           $9,250     22,200     22,200     22,200     22,200     22,200      9,250          0          0
  Interest                            $1,689      5,705      5,623      4,232      2,846      1,493        209          0          0
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Term Bank Debt               $10,939     27,905     27,823     26,432     25,046     23,693      9,459          0          0
  Outstanding Balance (EOY)          $74,420     52,220     75,850     53,650     31,450      9,250          0          0          0
 The Notes (16)
  Outstanding Balance (BOY)         $170,000    170,000    170,000    170,000    170,000    170,000    168,128    154,167    127,543
  Principal                               $0          0          0          0          0      1,872     13,961     26,624     21,210
  Interest                            $4,817     11,560     11,560     11,560     11,560     11,560     11,305     10,298      8,741
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Notes                         $4,817     11,560     11,560     11,560     11,560     13,432     25,267     36,921     29,951
  Outstanding Balance (EOY)         $170,000    170,000    170,000    170,000    170,000    168,128    154,167    127,543    106,333
 Expansion Bank Loans (17)
  Outstanding Balance (BOY)               $0          0     50,000     50,000     40,000     30,000     15,000      8,000      4,000
  Principal                               $0          0          0     10,000     10,000     15,000      7,000      4,000      4,000
  Interest                                $0          0      3,400      3,400     2,2720      2,040      1,020        544        272
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Expansion Bank Loans              $0          0      3,400     13,400     12,720     17,040      8,020      4,544      4,272
  Outstanding Balance (EOY)               $0          0     50,000     40,000     30,000     15,000      8,000      4,000          0
Total Debt Service                   $22,989     56,825     60,143     68,752     66,686     71,525     60,106     58,825     56,880

ANNUAL DEBT SERVICE COVERAGE (18)       1.61       1.94       1.80       1.69       1.68       1.61       1.78       1.80       1.79
AVERAGE DEBT COVERAGE (19)              2.13

                                   Exhibit A-4
                        Iroquois Gas Transmission System
                           Projected Operating Results

               Sensitivity C: 90% Expansion Capital Cost Recovery

Year Ending December 31,              2011       2012       2013       2014       2015       2016       2017       2018       2019
------------------------            --------   --------   --------   --------   --------   --------   --------   --------   --------
PERFORMANCE
 Contracted Capacity (Dth/Day(2)
  Zone 1 Base                        353,180    353,180    353,180    353,180    353,180    353,180    353,180    353,180    353,180
  Zone 1 Expansion                     6,000      6,667      7,333      8,000      8,667      9,333     10,000     10,667     11,333
  Zone 2 Base                              0          0          0          0          0          0          0          0          0
  Zone 2 Expansion                   340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000
  Interzone Base                     474,680    474,680    474,680    474,680    474,680    474,680    474,680    474,680    474,680
  Interzone Expansion                250,000    253,333    256,667    260,000    263,333    266,667    270,000    273,333    276,667
 Total Zone 1                        359,180    359,847    360,513    361,180    361,847    362,513    363,180    363,847    364,513
 Total Zone 2                        340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000
 Total InterZone                     724,680    728,013    731,347    734,680    738,013    741,347    744,680    748,013    751,347
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Contracted Capacity (Dth/Day)     1,423,860  1,427,860  1,431,860  1,435,860  1,439,860  1,443,860  1,447,860  1,451,860  1,455,860
 Discounted Capacity (Dth/Day)(3)    148,631    148,631    148,631    148,631    148,631    148,631    148,631    148,631    148,631

COMMODITY PRICES ($)
 General Information(%)(4)              2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70
 Zone 1 ($/Dth/Day)(5)               $0.2044     0.1905     0.1905     0.1905     0.1905     0.1849     0.1849     0.1849     0.1849
 Zone 2 ($/Dth/Day)(5)               $0.1887     0.1763     0.1763     0.1763     0.1763     0.1715     0.1715     0.1715     0.1715
 InterZone ($/Dth/Day)(5)            $0.3660     0.3368     0.3368     0.3368     0.3368     0.3232     0.3232     0.3232     0.3232
 Discounted Rate ($/Dth/Day(6)       $0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224

OPERATING REVENUES
 Zone 1                              $26,797     25,021     25,067     25,113     25,160     24,466     24,511     24,556     24,601
 Zone 2                              $23,418     21,879     21,879     21,879     21,879     21,283     21,283     21,283     21,283
 InterZone                           $96,811     89,496     89,906     90,315     90,725     87,455     87,848     88,242     88,635
 ITS/STF Revenue (7)                   9,390      9,390      9,390      9,390      9,390      9,390      9,390      9,390      9,390
 Discounted Revenue                   $1,216      1,216      1,216      1,216      1,216      1,216      1,216      1,216      1,216
 PALS Revenue (8)                        840        840        840        840        840        840        840        840        840
 DAS Revenue (9)                         285        285        285        285        285        285        285        285        285
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Revenues            $158,757    148,127    148,583    149,038    149,495    144,935    145,373    145,812    146,250

OPERATING EXPENSES ($000)
 O&M & Admin. (10)                   $28,974     29,715     30,476     35,517     32,062     32,898     33,736     39,345     35,502
 Transportation by Others (11)        $3,240      3,240      3,240      3,240      3,240      3,240      3,240      3,240      3,240
 Other Costs and Expenses (12)       $21,754     22,211     22,680     23,160     23,652     24,155     24,671     25,200     25,741
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Expenses             $53,968     55,166     56,396     61,917     58,954     60,293     61,647     67,785     64,843

NET OPERATING REVENUES ($000)       $104,789     92,961     92,187     87,121     90,541     84,642     83,726     78,027     81,767

ANNUAL DEBT SERVICE ($000)
 2010 Notes (13)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0          0
  Principal                               $0          0          0          0          0          0          0          0          0
  Interest                                $0          0          0          0          0          0          0          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total 2010 Notes                        $0          0          0          0          0          0          0          0          0
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0          0
 Refinancing Debt (14)
  Outstanding Balance (BOY)         $194,167    184,167    174,167    163,000    152,167    141,583    127,417    116,417    102,250
  Principal                          $10,000     10,000     11,167     10,833     10,583     12,167     13,000     14,167     15,000
  Interest                           $15,813     14,988     14,156     13,207     12,344     11,447     10,409      9,329      8,126
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Refinancing Debt             $25,813     24,988     25,322     24,040     22,927     23,614     23,409     23,496     23,126
  Outstanding Balance (EOY)         $184,617    174,167    163,000    152,167    141,583    127,417    116,417    102,250     87,250
 Term Bank Debt (15)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0          0
  Principal                               $0          0          0          0          0          0          0          0          0
  Interest                                $0          0          0          0          0          0          0          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Term Bank Debt                    $0          0          0          0          0          0          0          0          0
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0          0
 The Notes (16)
  Outstanding Balance (BOY)         $106,333     88,500     76,833     67,000     57,917     49,083     43,583     38,333     34,000
  Principal                          $17,833     11,667      9,833      9,083      8,833      5,500      5,250      4,333      5,500
  Interest                            $7,261      6,097      5,247      4,567      3,933      3,383      2,964      2,624      2,289
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Notes                        $25,094     17,764     15,081     13,651     12,766      8,883      8,214      6,957      7,789
  Outstanding Balance (EOY)          $88,500     76,833     67,000     57,917     49,083     43,583     38,333     34,000     28,500
 Expansion Bank Loans (17)
  Outstanding Balance (BOY)               $0          0          0     40,000     38,000     34,000     30,000     26,000     22,000
  Principal                               $0          0          0      2,000      4,000      4,000      4,000      4,000      4,000
  Interest                                $0          0          0      2,385      2,190      1,950      1,710      1,470      1,230
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Expansion Bank Loans              $0          0          0      4,385      6,190      5,950      5,710      5,470      5,230
  Outstanding Balance (EOY)               $0          0          0     38,000     34,000     30,000     26,000     22,000     18,000
Total Debt Service                   $50,907     42,752     40,403     42,076     41,883     38,447     37,332     35,923     36,146

ANNUAL DEBT SERVICE COVERAGE (18)       2.06       2.17       2.28       2.07       2.16       2.20       2.24       2.17       2.26
Average Debt Coverage (19)              2.13

                                   Exhibit A-4
                        Iroquois Gas Transmission System
                           Projected Operating Results

               Sensitivity C: 90% Expansion Capital Cost Recovery

Year Ending December 31,             2020        2021       2022       2023       2024       2025       2026       2027
------------------------           --------    --------   --------   --------   --------   --------   --------   --------
PERFORMANCE
 Contracted Capacity (Dth/Day)(2)
  Zone 1 Base                        353,180    353,180    353,180    353,180    353,180    353,180    353,180    353,180
  Zone 1 Expansion                    12,000     12,667     13,333     14,000     14,667     15,333     16,000     16,667
  Zone 2 Base                              0          0          0          0          0          0          0          0
  Zone 2 Expansion                   340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000
  Interzone Base                     474,680    474,680    474,680    474,680    474,680    474,680    474,680    474,680
  Interzone Expansion                280,000    283,333    286,667    290,000    293,333    296,667    300,000    303,333
 Total Zone 1                        365,180    365,847    366,513    367,180    367,847    368,513    369,180    369,847
 Total Zone 2                        340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000
 Total InterZone                     754,680    758,013    761,347    764,680    768,013    771,347    774,680    778,013
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Contracted Capacity (Dth/Day)     1,459,860  1,463,860  1,467,860  1,471,860  1,475,860  1,479,860  1,483,860  1,487,860
 Discounted Capacity (Dth/Day)(3)    148,631    148,631    148,631    148,631    148,631    148,631    148,631    148,631

COMMODITY PRICES ($)
 General Inflation (%)(4)               2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70
 Zone 1 ($/Dth/Day)(5)               $0.1778     0.1778     0.1778     0.1778     0.1764     0.1764     0.1764     0.1764
 Zone 2 ($/Dth/Day)(5)               $0.1653     0.1653     0.1653     0.1653     0.1644     0.1644     0.1644     0.1644
 InterZone ($/Dth/Day)(5)            $0.3063     0.3063     0.3063     0.3063     0.3000     0.3000     0.3000     0.3000
 Discounted Rate ($/Dth/Day)(6)      $0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224

OPERATING REVENUES
 Zone 1                              $23,699     23,742     23,785     23,829     23,684     23,727     23,770     23,813
 Zone 2                              $20,514     20,514     20,514     20,514     20,402     20,402     20,402     20,402
 InterZone                           $84,373     84,745     85,118     85,491     84,097     84,462     84,827     85,192
 ITS/STF Revenue (7)                   9,390      9,390      9,390      9,390      9,390      9,390      9,390      9,390
 Discounted Revenue                   $1,216      1,216      1,216      1,216      1,216      1,216      1,216      1,216
 PALS Revenue (8)                        840        840        840        840        840        840        840        840
 DAS Revenue (9)                         285        285        285        285        285        285        285        285
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Revenues            $140,317    140,732    141,148    141,565    139,914    140,322    140,730    141,138

OPERATING EXPENSES ($000)
 O&M & Admin. (10)                   $36,422     37,367     43,608     39,348     40,361     41,413     48,358     43,607
 Transportation by Others (11)        $3,240      3,240      3,240      3,240      3,240      3,240      3,240      3,240
 Other Costs and Expenses (12)       $26,296     26,864     27,446     28,042     28,653     29,279     29,921     30,578
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Expenses             $65,958     67,471     74,294     70,630     72,254     73,932     81,519     77,425

NET OPERATING REVENUES ($000)        $74,359     73,261     66,854     70,935     67,660     66,390     59,211     63,713

ANNUAL DEBT SERVICE ($000)
 2010 Notes (13)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0
  Principal                               $0          0          0          0          0          0          0          0
  Interest                                $0          0          0          0          0          0          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total 2010 Notes                        $0          0          0          0          0          0          0          0
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0
 Refinancing Debt (14)
  Outstanding Balance (BOY)          $87,250     71,667     56,250     39,500     21,500      5,833          0          0
  Principal                          $15,583     15,417     16,750     18,000     15,667      5,833          0          0
  Interest                            $6,885      5,586      4,321      2,888      1,416        241          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Refinancing Debt             $22,469     21,003     21,071     20,888     17,083      6,074          0          0
  Outstanding Balance (EOY)          $71,667     56,250     39,500     21,500      5,833          0          0          0
 Term Bank Debt (15)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0
  Principal                               $0          0          0          0          0          0          0          0
  Interest                                $0          0          0          0          0          0          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Term Bank Debt                    $0          0          0          0          0          0          0          0
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0
 The Notes (16)
  Outstanding Balance (BOY)          $28,500     25,250     21,000     17,750     13,333      9,333      5,333      1,667
  Principal                           $3,250      4,250      3,250      4,417      4,000      4,000      3,667      1,667
  Interest                            $1,972      1,700      1,445      1,190        912        635        363        125
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Notes                         $5,222      5,950      4,695      5,607      4,912      4,635      4,029      1,791
  Outstanding Balance (EOY)          $25,250     21,000     17,750     13,333      9,333      5,333      1,667          0
 Expansion Bank Loans (17)
  Outstanding Balance (BOY)          $18,000     15,000     12,000     10,000      8,000      8,000     36,000     34,000
  Principal                           $3,000      3,000      2,000      2,000          0      2,000      2,000      2,000
  Interest                            $1,013        833        675        555        480        435      2,115      1,995
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Expansion Bank Loans          $4,013      3,833      2,675      2,555        480      2,435      4,115      3,995
  Outstanding Balance (EOY)          $15,000     12,000     10,000      8,000      8,000      6,000     34,000     32,000
Total Debt Service                   $31,704     30,786     28,441     29,049     22,475     13,144      8,144      5,787

ANNUAL DEBT SERVICE COVERAGE (18)       2.35       2.38       2.35       2.44       3.01       5.05       7.27      11.01
AVERAGE DEBT COVERAGE (19)              2.13

                            Footnotes to Exhibit A-4

         The footnotes to Exhibit A-4 are the same as the footnotes for Exhibit A-1, except:

5.   Expansion costs are assumed to be recovered at 90 percent of cost.

                                   Exhibit A-5
                        Iroquois Gas Transmission System
                           Projected Operating Results

                          Sensitivity D: Increased O&M

Year Ending December 31,             2002 (1)    2003       2004       2005       2006       2007       2008       2009       2010
------------------------             --------  --------   --------   --------   --------   --------   --------   --------   --------
PERFORMANCE
 Contracted Capacity (Dth/Day)(2)
  Zone 1 Base                        301,584    301,584    353,180    353,180    353,180    353,180    353,180    353,180    353,180
  Zone 1 Expansion                         0        667      1,333      2,000      2,667      3,333      4,000      4,667      5,333
  Zone 2 Base                              0          0          0          0          0          0          0          0          0
  Zone 2 Expansion                         0     45,833    194,167    340,000    340,000    340,000    340,000    340,000    340,000
  Interzone Base                     474,680    474,680    474,680    474,680    474,680    474,680    474,680    474,680    474,680
  Interzone Expansion                  9,667    196,333    226,667    230,000    233,333    236,667    240,000    243,333    246,667
 Total Zone 1                        301,584    302,251    354,513    355,180    355,847    356,513    357,180    357,847    358,513
 Total Zone 2                              0     45,833    194,167    340,000    340,000    340,000    340,000    340,000    340,000
 Total InterZone                     484,347    671,013    701,347    704,680    708,013    711,347    714,680    718,013    721,347
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Contracted Capacity (Dth/Day)       785,931  1,019,097  1,250,027  1,399,860  1,403,860  1,407,860  1,411,860  1,415,860  1,419,860
 Discounted Capacity (Dth/Day)(3)    200,227    200,227    148,631    148,631    148,631    148,631    148,631    148,631    148,631

COMMODITY PRICES ($)
 General Inflation (%)(4)               2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70
 Zone 1 ($/Dth/Day)(5)               $0.2599     0.2503     0.2065     0.2065     0.2065     0.2065     0.2161     0.2161     0.2161
 Zone 2 ($/Dth/Day)(5)               $0.2199     0.2151     0.2184     0.2184     0.2184     0.2184     0.1996     0.1996     0.1996
 InterZone ($/Dth/Day)(5)            $0.4355     0.4211     0.3936     0.3936     0.3936     0.3936     0.3858     0.3858     0.3858
 Discounted Rate ($/Dth/Day)(6)      $0.0821     0.0821     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224

OPERATING REVENUES
 Zone 1                              $11,921     27,614     26,720     26,771     26,821     26,871     28,174     28,226     28,279
 Zone 2                                   $0      3,598     15,478     27,103     27,103     27,103     24,770     24,770     24,770
 InterZone                           $32,079    103,136    100,758    101,237    101,716    102,195    100,639    101,108    101,578
 ITS/STF Revenue (7)                  $3,913      9,390      9,390      9,390      9,390      9,390      9,390      9,390      9,390
 Discounted Revenue                   $2,499      5,999      1,216      1,216      1,216      1,216      1,216      1,216      1,216
 PALS Revenue (8)                       $350        840        840        840        840        840        840        840        840
 DAS Revenue (9)                        $119        285        285        285        285        285        285        285        285
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Revenues             $50,881    150,862    154,687    166,842    167,371    167,900    165,314    165,835    166,358

OPERATING EXPENSES ($000)
 O&M & Admin. (10)                    $8,733     24,461     25,697     27,417     31,896     28,822     29,554     30,315     35,289
 Transportation by Others (11)        $1,485      3,564      3,564      3,564      3,564      3,564      3,564      3,564      3,564
 Other Costs and Expenses (12)        $5,137     16,669     18,794     21,147     21,584     22,031     22,489     22,957     23,437
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Expenses             $15,355     44,694     48,055     52,128     57,044     54,417     55,607     56,836     62,290

NET OPERATING REVENUES ($000)        $35,526    106,168    106,632    114,714    110,327    113,483    109,707    108,999    104,068

ANNUAL DEBT SERVICE ($000)
 2010 Notes (13)
  Outstanding Balance (BOY)         $200,000    200,000    200,000    200,000    200,000    200,000    200,000    200,000    200,000
  Principal                               $0          0          0          0          0          0          0          0    200,000
  Interest                            $7,233     17,360     17,360     17,360     17,360     17,360     17,360     17,360      7,233
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total 2010 Notes                    $7,233     17,360     17,360     17,360     17,360     17,360     17,360     17,360    207,233
  Outstanding Balance (EOY)         $200,000    200,000    200,000    200,000    200,000    200,000    200,000    200,000          0
 Refinancing Debt (14)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0    200,000
  Principal                               $0          0          0          0          0          0          0          0      5,833
  Interest                                $0          0          0          0          0          0          0          0      9,591
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Refinancing Debt                  $0          0          0          0          0          0          0          0     15,424
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0    194,167
 Term Bank Debt (15)
  Outstanding Balance (BOY)          $83,670     74,420     98,050     75,850     53,650     31,450      9,250          0          0
  Principal                           $9,250     22,200     22,200     22,200     22,200     22,200      9,250          0          0
  Interest                            $1,689      5,705      5,623      4,232      2,846      1,493        209          0          0
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Term Bank Debt               $10,939     27,905     27,823     26,432     25,046     23,693      9,459          0          0
  Outstanding Balance (EOY)          $74,420     52,220     75,850     53,650     31,450      9,250          0          0          0
 The Notes (16)
  Outstanding Balance (BOY)         $170,000    170,000    170,000    170,000    170,000    170,000    168,128    154,167    127,543
  Principal                               $0          0          0          0          0      1,872     13,961     26,624     21,210
  Interest                            $4,817     11,560     11,560     11,560     11,560     11,560     11,305     10,298      8,741
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Notes                         $4,817     11,560     11,560     11,560     11,560     13,432     25,267     36,921     29,951
  Outstanding Balance (EOY)         $170,000    170,000    170,000    170,000    170,000    168,128    154,167    127,543    106,333
 Expansion Bank Loans (17)
  Outstanding Balance (BOY)               $0          0     50,000     50,000     40,000     30,000     15,000      8,000      4,000
  Principal                               $0          0          0     10,000     10,000     15,000      7,000      4,000      4,000
  Interest                                $0          0      3,400      3,400      2,720      2,040      1,020        544        272
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Expansion Bank Loans              $0          0      3,400     13,400     12,720     17,040      8,020      4,544      4,272
  Outstanding Balance (EOY)               $0          0     50,000     40,000     30,000     15,000      8,000      4,000          0
Total Debt Service                   $22,989     56,825     60,143     68,752     66,686     71,525     60,106     58,825     56,880

ANNUAL DEBT SERVICE COVERAGE (18)       1.55       1.87       1.77       1.67       1.65       1.59       1.83       1.85       1.83
AVERAGE DEBT COVERAGE (19)              2.14

                                   Exhibit A-5
                        Iroquois Gas Transmission System
                           Projected Operating Results

                          Sensitivity D: Increased O&M

Year Ending December 31,              2011       2012       2013       2014       2015       2016       2017       2018       2019
------------------------            --------   --------   --------   --------   --------   --------   --------   --------   --------
PERFORMANCE
 Contracted Capacity (Dth/Day(2)
  Zone 1 Base                        353,180    353,180    353,180    353,180    353,180    353,180    353,180    353,180    353,180
  Zone 1 Expansion                     6,000      6,667      7,333      8,000      8,667      9,333     10,000     10,667     11,333
  Zone 2 Base                              0          0          0          0          0          0          0          0          0
  Zone 2 Expansion                   340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000
  Interzone Base                     474,680    474,680    474,680    474,680    474,680    474,680    474,680    474,680    474,680
  Interzone Expansion                250,000    253,333    256,667    260,000    263,333    266,667    270,000    273,333    276,667
 Total Zone 1                        359,180    359,847    360,513    361,180    361,847    362,513    363,180    363,847    364,513
 Total Zone 2                        340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000
 Total InterZone                     724,680    728,013    731,347    734,680    738,013    741,347    744,680    748,013    751,347
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Contracted Capacity (Dth/Day)     1,423,860  1,427,860  1,431,860  1,435,860  1,439,860  1,443,860  1,447,860  1,451,860  1,455,860
 Discounted Capacity (Dth/Day)(3)    148,631    148,631    148,631    148,631    148,631    148,631    148,631    148,631    148,631

COMMODITY PRICES ($)
 General Information(%)(4)              2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70
 Zone 1 ($/Dth/Day)(5)               $0.2161     0.2026     0.2026     0.2026     0.2026     0.1960     0.1960     0.1960     0.1960
 Zone 2 ($/Dth/Day)(5))              $0.1996     0.1876     0.1876     0.1876     0.1876     0.1819     0.1819     0.1819     0.1819
 InterZone ($/Dth/Day)(5)            $0.3858     0.3571     0.3571     0.3571     0.3571     0.3412     0.3412     0.3412     0.3412
 Discounted Rate ($/Dth/Day(6)       $0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224

OPERATING REVENUES
 Zone 1                              $28,331     26,610     26,659     26,709     26,758     25,934     25,981     26,029     26,077
 Zone 2                              $24,770     23,281     23,281     23,281     23,281     22,574     22,574     22,574     22,574
 InterZone                          $102,047     94,891     95,325     95,760     96,194     92,326     92,741     93,156     93,572
 ITS/STF Revenue (7)                   9,390      9,390      9,390      9,390      9,390      9,390      9,390      9,390      9,390
 Discounted Revenue                   $1,216      1,216      1,216      1,216      1,216      1,216      1,216      1,216      1,216
 PALS Revenue (8)                        840        840        840        840        840        840        840        840        840
 DAS Revenue (9)                         285        285        285        285        285        285        285        285        285
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Revenues            $166,879    156,513    156,996    157,481    157,964    152,565    153,027    153,490    153,954

OPERATING EXPENSES($000)
 O&M & Admin. (10)                   $31,871     32,686     33,524     39,069     35,268     36,187     37,109     43,279     39,053
 Transportation by Others (11)        $3,564      3,564      3,564      3,564      3,564      3,564      3,564      3,564      3,564
 Other Costs and Expenses (12)       $23,929     24,432     24,948     25,476     26,017     26,571     27,138     27,720     28,315
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Expenses             $59,364     60,682     62,036     68,109     64,849     66,322     67,811     74,563     70,932

NET OPERATING REVENUES($000)        $107,515     95,831     94,960     89,372     93,115     86,243     85,216     78,927     83,022

ANNUAL DEBT SERVICE ($000)
 2010 Notes (13)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0          0
  Principal                               $0          0          0          0          0          0          0          0          0
  Interest                                $0          0          0          0          0          0          0          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total 2010 Notes                        $0          0          0          0          0          0          0          0          0
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0          0
 Refinancing Debt (14)
  Outstanding Balance (BOY)         $194,167    184,167    174,167    163,000    152,167    141,583    129,417    116,417    102,250
  Principal                          $10,000     10,000     11,167     10,833     10,583     12,167     13,000     14,167     15,000
  Interest                           $15,813     14,988     14,156     13,207     12,344     11,447     10,409      9,329      8,126
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Refinancing Debt             $25,813     24,988     25,322     24,040     22,927     23,614     23,409     23,496     23,126
  Outstanding Balance (EOY)         $184,617    174,167    163,000    152,167    141,583    127,417    116,417    102,250     87,250
 Term Bank Debt (15)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0          0
  Principal                               $0          0          0          0          0          0          0          0          0
  Interest                                $0          0          0          0          0          0          0          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Term Bank Debt                    $0          0          0          0          0          0          0          0          0
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0          0
 The Notes (16)
  Outstanding Balance (BOY)         $106,333     88,500     76,833     67,000     57,917     49,083     43,583     38,333     34,000
  Principal                          $17,833     11,667      9,833      9,083      8,833      5,500      5,250      4,333      5,500
  Interest                            $7,261      6,097      5,247      4,567      3,933      3,383      2,964      2,624      2,289
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Notes                        $25,094     17,764     15,081     13,651     12,766      8,883      8,214      6,957      7,789
  Outstanding Balance (EOY)          $88,500     76,833     67,000     57,917     49,083     43,583     38,333     34,000     28,500
 Expansion Bank Loans (17)
  Outstanding Balance (BOY)               $0          0          0     40,000     38,000     34,000     30,000     26,000     22,000
  Principal                               $0          0          0      2,000      4,000      4,000      4,000      4,000      4,000
  Interest                                $0          0          0      2,385      2,190      1,950      1,710      1,470      1,230
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Expansion Bank Loans              $0          0          0      4,385      6,190      5,950      5,710      5,470      5,230
  Outstanding Balance (EOY)               $0          0          0     38,000     34,000     30,000     26,000     22,000     18,000
Total Debt Service                   $50,907     42,752     40,403     42,076     41,883     38,447     37,332     35,923     36,146

ANNUAL DEBT SERVICE COVERAGE (18)       2.11       2.24       2.35       2.12       2.22       2.24       2.28       2.20       2.30
AVERAGE DEBT COVERAGE (19)              2.14

                                   Exhibit A-5
                        Iroquois Gas Transmission System
                           Projected Operating Results

                          Sensitivity D: Increased O&M

Year Ending December 31,             2020        2021       2022       2023       2024       2025       2026       2027
------------------------           --------    --------   --------   --------   --------   --------   --------   --------
PERFORMANCE
 Contracted Capacity (Dth/Day)(2)
  Zone 1 Base                        353,180    353,180    353,180    353,180    353,180    353,180    353,180    353,180
  Zone 1 Expansion                    12,000     12,667     13,333     14,000     14,667     15,333     16,000     16,667
  Zone 2 Base                              0          0          0          0          0          0          0          0
  Zone 2 Expansion                   340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000
  Interzone Base                     474,680    474,680    474,680    474,680    474,680    474,680    474,680    474,680
  Interzone Expansion                280,000    283,333    286,667    290,000    293,333    296,667    300,000    303,333
 Total Zone 1                        365,180    365,847    366,513    367,180    367,847    368,513    369,180    369,847
 Total Zone 2                        340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000
 Total InterZone                     754,680    758,013    761,347    764,680    768,013    771,347    774,680    778,013
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Contracted Capacity (Dth/Day)     1,459,860  1,463,860  1,467,860  1,471,860  1,475,860  1,479,860  1,483,860  1,487,860
 Discounted Capacity (Dth/Day)(3)    148,631    148,631    148,631    148,631    148,631    148,631    148,631    148,631

COMMODITY PRICES ($)
 General Inflation (%)(4)               2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70
 Zone 1 ($/Dth/Day)(5)               $0.1883     0.1883     0.1883     0.1883     0.1881     0.1881     0.1881     0.1881
 Zone 2 ($/Dth/Day)(5)               $0.1753     0.1753     0.1753     0.1753     0.1754     0.1754     0.1754     0.1754
 InterZone ($/Dth/Day)(5)            $0.3229     0.3229     0.3229     0.3229     0.3183     0.3183     0.3183     0.3183
 Discounted Rate ($/Dth/Day)(6)      $0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224

OPERATING REVENUES
 Zone 1                              $25,099     25,145     25,190     25,236     25,255     25,301     25,347     25,392
 Zone 2                              $21,755     21,755     21,755     21,755     21,767     21,767     21,767     21,767
 InterZone                           $88,945     89,338     89,731     90,124     89,227     89,615     90,002     90,389
 ITS/STF Revenue (7)                   9,390      9,390      9,390      9,390      9,390      9,390      9,390      9,390
 Discounted Revenue                   $1,216      1,216      1,216      1,216      1,216      1,216      1,216      1,216
 PALS Revenue (8)                        840        840        840        840        840        840        840        840
 DAS Revenue (9)                         285        285        285        285        285        285        285        285
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Revenues            $147,530    147,969    148,407    148,846    147,980    148,414    148,847    149,279

OPERATING EXPENSES ($000)
 O&M & Admin. (10)                   $40,064     41,104     47,969     43,283     44,397     45,555     53,194     47,967
 Transportation by Others (11)        $3,564      3,564      3,564      3,564      3,564      3,564      3,564      3,564
 Other Costs and Expenses (12)       $28,925     29,550     30,190     30,846     31,519     32,207     32,913     33,636
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Expenses             $72,553     74,218     81,723     77,693     79,480     81,326     89,671     85,167

NET OPERATING REVENUES ($000)        $74,977     73,751     66,684     71,153     68,500     67,088     59,176     64,112

ANNUAL DEBT SERVICE ($000)
 2010 Notes (13)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0
  Principal                               $0          0          0          0          0          0          0          0
  Interest                                $0          0          0          0          0          0          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total 2010 Notes                        $0          0          0          0          0          0          0          0
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0
 Refinancing Debt (14)
  Outstanding Balance (BOY)          $87,250     71,667     56,250     39,500     21,500      5,833          0          0
  Principal                          $15,583     15,417     16,750     18,000     15,667      5,833          0          0
  Interest                            $6,885      5,586      4,321      2,888      1,416        241          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Refinancing Debt             $22,469     21,003     21,071     20,888     17,083      6,074          0          0
  Outstanding Balance (EOY)          $71,667     56,250     39,500     21,500      5,833          0          0          0
 Term Bank Debt (15)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0
  Principal                               $0          0          0          0          0          0          0          0
  Interest                                $0          0          0          0          0          0          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Term Bank Debt                    $0          0          0          0          0          0          0          0
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0
 The Notes (16)
  Outstanding Balance (BOY)          $28,500     25,250     21,000     17,750     13,333      9,333      5,333      1,667
  Principal                           $3,250      4,250      3,250      4,417      4,000      4,000      3,667      1,667
  Interest                            $1,972      1,700      1,445      1,190        912        635        363        125
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Notes                         $5,222      5,950      4,695      5,607      4,912      4,635      4,029      1,791
  Outstanding Balance (EOY)          $25,250     21,000     17,750     13,333      9,333      5,333      1,667          0
 Expansion Bank Loans (17)
  Outstanding Balance (BOY)          $18,000     15,000     12,000     10,000      8,000      8,000     36,000     34,000
  Principal                           $3,000      3,000      2,000      2,000          0      2,000      2,000      2,000
  Interest                            $1,013        833        675        555        480        435      2,115      1,995
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Expansion Bank Loans          $4,013      3,833      2,675      2,555        480      2,435      4,115      3,995
  Outstanding Balance (EOY)          $15,000     12,000     10,000      8,000      8,000      6,000     34,000     32,000
Total Debt Service                   $31,704     30,786     28,441     29,049     22,475     13,144      8,144      5,787

ANNUAL DEBT SERVICE COVERAGE (18)       2.36       2.40       2.34       2.45       3.05       5.10       7.27      11.08
AVERAGE DEBT COVERAGE (19)              2.14

                            Footnotes to Exhibit A-5

         The footnotes to Exhibit A-5 are the same as the footnotes for Exhibit A-1, except:

5. O&M costs are assumed to be 10 percent greater than in the base case, and are not recovered in the rates until fiscal year 2008.
10.  Increased by 10 percent over the Base Case.
11.  Increased by 10 percent over the Base Case.
12.  Increased by 10 percent over the Base Case.

                                   Exhibit A-6
                        Iroquois Gas Transmission System
                           Projected Operating Results

                      Sensitivity E: Refiling Every 3 Years

Year Ending December 31,             2002 (1)    2003       2004       2005       2006       2007       2008       2009       2010
------------------------             --------  --------   --------   --------   --------   --------   --------   --------   --------
PERFORMANCE
 Contracted Capacity (Dth/Day)(2)
  Zone 1 Base                        301,584    301,584    353,180    353,180    353,180    353,180    353,180    353,180    353,180
  Zone 1 Expansion                         0        667      1,333      2,000      2,667      3,333      4,000      4,667      5,333
  Zone 2 Base                              0          0          0          0          0          0          0          0          0
  Zone 2 Expansion                         0     45,833    194,167    340,000    340,000    340,000    340,000    340,000    340,000
  Interzone Base                     474,680    474,680    474,680    474,680    474,680    474,680    474,680    474,680    474,680
  Interzone Expansion                  9,667    196,333    226,667    230,000    233,333    236,667    240,000    243,333    246,667
 Total Zone 1                        301,584    302,251    354,513    355,180    355,847    356,513    357,180    357,847    358,513
 Total Zone 2                              0     45,833    194,167    340,000    340,000    340,000    340,000    340,000    340,000
 Total InterZone                     484,347    671,013    701,347    704,680    708,013    711,347    714,680    718,013    721,347
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Contracted Capacity (Dth/Day)       785,931  1,019,097  1,250,027  1,399,860  1,403,860  1,407,860  1,411,860  1,415,860  1,419,860
 Discounted Capacity (Dth/Day)(3)    200,227    200,227    148,631    148,631    148,631    148,631    148,631    148,631    148,631

COMMODITY PRICES ($)
 General Inflation (%)(4)               2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70
 Zone 1 ($/Dth/Day)(5)               $0.2599     0.2503     0.2065     0.2065     0.2065     0.2187     0.2187     0.2187     0.2017
 Zone 2 ($/Dth/Day)(5)               $0.2199     0.2151     0.2184     0.2184     0.2184     0.2017     0.2017     0.2017     0.1864
 InterZone ($/Dth/Day)(5)            $0.4355     0.4211     0.3936     0.3936     0.3936     0.3939     0.3939     0.3939     0.3596
 Discounted Rate ($/Dth/Day)(6)      $0.0821     0.0821     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224

OPERATING REVENUES
 Zone 1                              $11,921     27,614     26,720     26,771     26,821     28,459     28,512     28,566     26,394
 Zone 2                                   $0      3,598     15,478     27,103     27,103     25,031     25,031     25,031     23,132
 InterZone                           $32,079    103,136    100,758    101,237    101,716    102,272    102,752    103,231     94,680
 ITS/STF Revenue (7)                  $3,913      9,390      9,390      9,390      9,390      9,390      9,390      9,390      9,390
 Discounted Revenue                   $2,499      5,999      1,216      1,216      1,216      1,216      1,216      1,216      1,216
 PALS Revenue (8)                       $350        840        840        840        840        840        840        840        840
 DAS Revenue (9)                        $119        285        285        285        285        285        285        285        285
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Revenues             $50,881    150,862    154,687    166,842    167,371    167,493    168,026    168,559    155,937

OPERATING EXPENSES ($000)
 O&M & Admin. (10)                    $7,939     22,237     23,361     24,925     28,996     26,202     26,867     27,559     32,081
 Transportation by Others (11)        $1,350      3,240      3,240      3,240      3,240      3,240      3,240      3,240      3,240
 Other Costs and Expenses (12)        $4,670     15,153     17,086     19,225     19,622     20,028     20,444     20,870     21,307
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Expenses             $13,959     40,630     43,687     47,390     51,858     49,470     50,551     51,669     56,628

NET OPERATING REVENUES ($000)        $36,922    110,232    111,000    119,452    115,513    118,023    117,475    116,890     99,309

ANNUAL DEBT SERVICE ($000)
 2010 Notes (13)
  Outstanding Balance (BOY)         $200,000    200,000    200,000    200,000    200,000    200,000    200,000    200,000    200,000
  Principal                               $0          0          0          0          0          0          0          0    200,000
  Interest                            $7,233     17,360     17,360     17,360     17,360     17,360     17,360     17,360      7,233
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total 2010 Notes                    $7,233     17,360     17,360     17,360     17,360     17,360     17,360     17,360    207,233
  Outstanding Balance (EOY)         $200,000    200,000    200,000    200,000    200,000    200,000    200,000    200,000          0
 Refinancing Debt (14)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0    200,000
  Principal                               $0          0          0          0          0          0          0          0      5,833
  Interest                                $0          0          0          0          0          0          0          0      9,591
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Refinancing Debt                  $0          0          0          0          0          0          0          0     15,424
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0    194,167
 Term Bank Debt (15)
  Outstanding Balance (BOY)          $83,670     74,420     98,050     75,850     53,650     31,450      9,250          0          0
  Principal                           $9,250     22,200     22,200     22,200     22,200     22,200      9,250          0          0
  Interest                            $1,689      5,705      5,623      4,232      2,846      1,493        209          0          0
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Term Bank Debt               $10,939     27,905     27,823     26,432     25,046     23,693      9,459          0          0
  Outstanding Balance (EOY)          $74,420     52,220     75,850     53,650     31,450      9,250          0          0          0
 The Notes (16)
  Outstanding Balance (BOY)         $170,000    170,000    170,000    170,000    170,000    170,000    168,128    154,167    127,543
  Principal                               $0          0          0          0          0      1,872     13,961     26,624     21,210
  Interest                            $4,817     11,560     11,560     11,560     11,560     11,560     11,305     10,298      8,741
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Notes                         $4,817     11,560     11,560     11,560     11,560     13,432     25,267     36,921     29,951
  Outstanding Balance (EOY)         $170,000    170,000    170,000    170,000    170,000    168,128    154,167    127,543    106,333
 Expansion Bank Loans (17)
  Outstanding Balance (BOY)               $0          0     50,000     50,000     40,000     30,000     15,000      8,000      4,000
  Principal                               $0          0          0     10,000     10,000     15,000      7,000      4,000      4,000
  Interest                                $0          0      3,400      3,400      2,720      2,040      1,020        544        272
                                    --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Expansion Bank Loans              $0          0      3,400     13,400     12,720     17,040      8,020      4,544      4,272
  Outstanding Balance (EOY)               $0          0     50,000     40,000     30,000     15,000      8,000      4,000          0
Total Debt Service                   $22,989     56,825     60,143     68,752     66,686     71,525     60,106     58,825     56,880

ANNUAL DEBT SERVICE COVERAGE (18)       1.61       1.94       1.85       1.74       1.73       1.65       1.95       1.99       1.75
AVERAGE DEBT COVERAGE (19)              2.22

                                   Exhibit A-6
                        Iroquois Gas Transmission System
                           Projected Operating Results

                      Sensitivity E: Refiling Every 3 Years

Year Ending December 31,              2011       2012       2013       2014       2015       2016       2017       2018       2019
------------------------            --------   --------   --------   --------   --------   --------   --------   --------   --------
PERFORMANCE
 Contracted Capacity (Dth/Day(2)
  Zone 1 Base                        353,180    353,180    353,180    353,180    353,180    353,180    353,180    353,180    353,180
  Zone 1 Expansion                     6,000      6,667      7,333      8,000      8,667      9,333     10,000     10,667     11,333
  Zone 2 Base                              0          0          0          0          0          0          0          0          0
  Zone 2 Expansion                   340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000
  Interzone Base                     474,680    474,680    474,680    474,680    474,680    474,680    474,680    474,680    474,680
  Interzone Expansion                250,000    253,333    256,667    260,000    263,333    266,667    270,000    273,333    276,667
 Total Zone 1                        359,180    359,847    360,513    361,180    361,847    362,513    363,180    363,847    364,513
 Total Zone 2                        340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000
 Total InterZone                     724,680    728,013    731,347    734,680    738,013    741,347    744,680    748,013    751,347
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Contracted Capacity (Dth/Day)     1,423,860  1,427,860  1,431,860  1,435,860  1,439,860  1,443,860  1,447,860  1,451,860  1,455,860
 Discounted Capacity (Dth/Day)(3)    148,631    148,631    148,631    148,631    148,631    148,631    148,631    148,631    148,631

COMMODITY PRICES ($)
 General Information(%)(4)              2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70
 Zone 1 ($/Dth/Day)(5)               $0.2017     0.2017     0.1964     0.1964     0.1964     0.1901     0.1901     0.1901     0.1892
 Zone 2 ($/Dth/Day)(5)               $0.1864     0.1864     0.1817     0.1817     0.1817     0.1762     0.1762     0.1762     0.1756
 InterZone ($/Dth/Day)(5)            $0.3596     0.3596     0.3473     0.3473     0.3473     0.3331     0.3331     0.3331     0.3288
 Discounted Rate ($/Dth/Day(6)       $0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224

OPERATING REVENUES
 Zone 1                              $26,443     26,492     25,844     25,891     25,939     25,154     25,200     25,246     25,173
 Zone 2                              $23,132     23,132     22,549     22,549     22,549     21,866     21,866     21,866     21,792
 InterZone                           $95,118     95,555     92,709     93,132     93,554     90,134     90,539     90,944     90,170
 ITS/STF Revenue (7)                   9,390      9,390      9,390      9,390      9,390      9,390      9,390      9,390      9,390
 Discounted Revenue                   $1,216      1,216      1,216      1,216      1,216      1,216      1,216      1,216      1,216
 PALS Revenue (8)                        840        840        840        840        840        840        840        840        840
 DAS Revenue (9)                         285        285        285        285        285        285        285        285        285
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Revenues            $156,424    156,910    152,833    153,303    153,773    148,885    149,336    149,787    148,866

OPERATING EXPENSES($000)
 O&M & Admin. (10)                   $28,974     29,715     30,476     35,517     32,062     32,898     33,736     39,345     35,502
 Transportation by Others (11)        $3,240      3,240      3,240      3,240      3,240      3,240      3,240      3,240      3,240
 Other Costs and Expenses (12)       $21,754     22,211     22,680     23,160     23,652     24,155     24,671     25,200     25,741
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Expenses             $53,968     55,166     56,396     61,917     58,954     60,293     61,647     67,785     64,483

NET OPERATING REVENUES($000)        $102,456    101,744     96,437     91,386     94,819     88,592     87,689     82,002     84,383
ANNUAL DEBT SERVICE ($000)
 2010 Notes (13)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0          0
  Principal                               $0          0          0          0          0          0          0          0          0
  Interest                                $0          0          0          0          0          0          0          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total 2010 Notes                        $0          0          0          0          0          0          0          0          0
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0          0
 Refinancing Debt (14)
  Outstanding Balance (BOY)         $194,167    184,167    174,167    163,000    152,167    141,583    129,417    116,417    102,250
  Principal                          $10,000     10,000     11,167     10,833     10,583     12,167     13,000     14,167     15,000
  Interest                           $15,813     14,988     14,156     13,207     12,344     11,447     10,409      9,329      8,126
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Refinancing Debt             $25,813     24,988     25,322     24,040     22,927     23,614     23,409     23,496     23,126
  Outstanding Balance (EOY)         $184,617    174,167    163,000    152,167    141,583    129,417    116,417    102,250     87,250
 Term Bank Debt (15)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0          0
  Principal                               $0          0          0          0          0          0          0          0          0
  Interest                                $0          0          0          0          0          0          0          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Term Bank Debt                    $0          0          0          0          0          0          0          0          0
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0          0
 The Notes (16)
  Outstanding Balance (BOY)         $106,333     88,500     76,833     67,000     57,917     49,083     43,583     38,333     34,000
  Principal                          $17,833     11,667      9,833      9,083      8,833      5,500      5,250      4,333      5,500
  Interest                            $7,261      6,097      5,247      4,567      3,933      3,383      2,964      2,624      2,289
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Notes                        $25,094     17,764     15,081     13,651     12,766      8,883      8,214      6,957      7,789
  Outstanding Balance (EOY)          $88,500     76,833     67,000     57,917     49,083     43,583     38,333     34,000     28,500
 Expansion Bank Loans (17)
  Outstanding Balance (BOY)               $0          0          0     40,000     38,000     34,000     30,000     26,000     22,000
  Principal                               $0          0          0      2,000      4,000      4,000      4,000      4,000      4,000
  Interest                                $0          0          0      2,385      2,190      1,950      1,710      1,470      1,230
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Expansion Bank Loans              $0          0          0      4,385      6,190      5,950      5,710      5,470      5,230
  Outstanding Balance (EOY)               $0          0          0     38,000     34,000     30,000     26,000     22,000     18,000
Total Debt Service                   $50,907     42,752     40,403     42,076     41,883     38,447     37,332     35,923     36,146

ANNUAL DEBT SERVICE COVERAGE (18)       2.01       2.38       2.39       2.17       2.26       2.30       2.35       2.28       2.33
AVERAGE DEBT COVERAGE (19)              2.22

                                   Exhibit A-6
                        Iroquois Gas Transmission System
                           Projected Operating Results

                      Sensitivity E: Refiling Every 3 Years

Year Ending December 31,             2020        2021       2022       2023       2024       2025       2026       2027
------------------------           --------    --------   --------   --------   --------   --------   --------   --------
PERFORMANCE
 Contracted Capacity (Dth/Day)(2)
  Zone 1 Base                        353,180    353,180    353,180    353,180    353,180    353,180    353,180    353,180
  Zone 1 Expansion                    12,000     12,667     13,333     14,000     14,667     15,333     16,000     16,667
  Zone 2 Base                              0          0          0          0          0          0          0          0
  Zone 2 Expansion                   340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000
  Interzone Base                     474,680    474,680    474,680    474,680    474,680    474,680    474,680    474,680
  Interzone Expansion                280,000    283,333    286,667    290,000    293,333    296,667    300,000    303,333
 Total Zone 1                        365,180    365,847    366,513    367,180    367,847    368,513    369,180    369,847
 Total Zone 2                        340,000    340,000    340,000    340,000    340,000    340,000    340,000    340,000
 Total InterZone                     754,680    758,013    761,347    764,680    768,013    771,347    774,680    778,013
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Contracted Capacity (Dth/Day)     1,459,860  1,463,860  1,467,860  1,471,860  1,475,860  1,479,860  1,483,860  1,487,860
 Discounted Capacity (Dth/Day)(3)    148,631    148,631    148,631    148,631    148,631    148,631    148,631    148,631

COMMODITY PRICES ($)
 General Inflation (%)(4)               2.70       2.70       2.70       2.70       2.70       2.70       2.70       2.70
 Zone 1 ($/Dth/Day)(5)               $0.1892     0.1892     0.1818     0.1818     0.1818     0.1802     0.1802     0.1802
 Zone 2 ($/Dth/Day)(5)               $0.1756     0.1756     0.1692     0.1692     0.1692     0.1680     0.1680     0.1680
 InterZone ($/Dth/Day)(5)            $0.3288     0.3288     0.3121     0.3121     0.3121     0.3062     0.3062     0.3062
 Discounted Rate ($/Dth/Day)(6)      $0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224     0.0224

OPERATING REVENUES
 Zone 1                              $25,219     25,265     24,321     24,365     24,409     24,238     24,282     24,326
 Zone 2                              $21,792     21,792     20,998     20,998     20,998     20,849     20,849     20,849
 InterZone                           $90,570     90,970     86,730     87,110     87,489     86,208     86,581     86,953
 ITS/STF Revenue (7)                   9,390      9,390      9,390      9,390      9,390      9,390      9,390      9,390
 Discounted Revenue                   $1,216      1,216      1,216      1,216      1,216      1,216      1,216      1,216
 PALS Revenue (8)                        840        840        840        840        840        840        840        840
 DAS Revenue (9)                         285        285        285        285        285        285        285        285
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Revenues            $149,312    149,758    143,780    144,204    144,627    143,026    143,443    143,859

OPERATING EXPENSES ($000)
 O&M & Admin. (10)                   $36,422     37,367     43,608     39,348     40,361     41,413     48,358     43,607
 Transportation by Others (11)        $3,240      3,240      3,240      3,240      3,240      3,240      3,240      3,240
 Other Costs and Expenses (12)       $26,296     26,864     27,446     28,042     28,653     29,279     29,921     30,578
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Expenses             $65,958     67,471     74,294     70,630     72,254     73,932     81,519     77,425

NET OPERATING REVENUES ($000)        $83,354     82,287     69,486     73,574     72,373     69,094     61,924     66,434

ANNUAL DEBT SERVICE ($000)
 2010 Notes (13)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0
  Principal                               $0          0          0          0          0          0          0          0
  Interest                                $0          0          0          0          0          0          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total 2010 Notes                        $0          0          0          0          0          0          0          0
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0
 Refinancing Debt (14)
  Outstanding Balance (BOY)          $87,250     71,667     56,250     39,500     21,500      5,833          0          0
  Principal                          $15,583     15,417     16,750     18,000     15,667      5,833          0          0
  Interest                            $6,885      5,586      4,321      2,888      1,416        241          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Refinancing Debt             $22,469     21,003     21,071     20,888     17,083      6,074          0          0
  Outstanding Balance (EOY)          $71,667     56,250     39,500     21,500      5,833          0          0          0
 Term Bank Debt (15)
  Outstanding Balance (BOY)               $0          0          0          0          0          0          0          0
  Principal                               $0          0          0          0          0          0          0          0
  Interest                                $0          0          0          0          0          0          0          0
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Term Bank Debt                    $0          0          0          0          0          0          0          0
  Outstanding Balance (EOY)               $0          0          0          0          0          0          0          0
 The Notes (16)
  Outstanding Balance (BOY)          $28,500     25,250     21,000     17,750     13,333      9,333      5,333      1,667
  Principal                           $3,250      4,250      3,250      4,417      4,000      4,000      3,667      1,667
  Interest                            $1,972      1,700      1,445      1,190        912        635        363        125
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Notes                         $5,222      5,950      4,695      5,607      4,912      4,635      4,029      1,791
  Outstanding Balance (EOY)          $25,250     21,000     17,750     13,333      9,333      5,333      1,667          0
 Expansion Bank Loans (17)
  Outstanding Balance (BOY)          $18,000     15,000     12,000     10,000      8,000      8,000     36,000     34,000
  Principal                           $3,000      3,000      2,000      2,000          0      2,000      2,000      2,000
  Interest                            $1,013        833        675        555        480        435      2,115      1,995
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Expansion Bank Loans          $4,013      3,833      2,675      2,555        480      2,435      4,115      3,995
  Outstanding Balance (EOY)          $15,000     12,000     10,000      8,000      8,000      6,000     34,000     32,000
Total Debt Service                   $31,704     30,786     28,441     29,049     22,475     13,144      8,144      5,787

ANNUAL DEBT SERVICE COVERAGE (18)       2.63       2.67       2.44       2.53       3.22       5.26       7.60      11.48
AVERAGE DEBT COVERAGE (19)              2.22

                            Footnotes to Exhibit A-6

         The footnotes to Exhibit A-6 are the same as the footnotes for Exhibit A-1, except:

5.   Refiling is assumed to occur every three years, beginning in fiscal year
     2004.